AS FILED WITH THE SECURITIES AND EXCHANGE
                         COMMISSION ON JANUARY 25, 2002
                         FILE NOS. 333-81561 / 811-09405

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                           __________________________

                                    FORM N-1A
                        REGISTRATION STATEMENT UNDER THE

                             SECURITIES ACT OF 1933        / X /

                         PRE-EFFECTIVE AMENDMENT NO.
                                                           ----
                         POST-EFFECTIVE AMENDMENT NO.        7
                                                           ----
                                     AND/OR
                   REGISTRATION STATEMENT UNDER THE INVESTMENT

                               COMPANY ACT OF 1940         / X /

                                 AMENDMENT NO.               9
                                                           ----
                         _______________________________

                             AMSTAR INVESTMENT TRUST
                       (FORMERLY VALENZUELA CAPITAL TRUST)
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                   14 PENN PLAZA, WEST 34TH STREET, SUITE 918
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE) (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 209-8845
                          _____________________________

                                   WADE BRIDGE
                           ULTIMUS FUND SOLUTIONS, LLC
                         135 MERCHANT STREET, SUITE 230
                             CINCINNATI, OHIO 45246
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                          Copies of communications to:

                            Kathleen K. Clarke, Esq.
                               Seward & Kissel LLP
                               1200 G Street, N.W.
                             Washington, D.C. 20005

                                       or

                           Robert B. Van Grover, Esq.
                               Seward & Kissel LLP
                             One Battery Park Plaza
                            New York, New York 10004

It is proposed that this filing will become effective (check appropriate box)

  X  immediately upon filing pursuant to paragraph (b)
/  / on February 1, 2001 pursuant to paragraph (b)
/  / 60 days after filing pursuant to paragraph (a)(1) ?
/  / on (date) pursuant to paragraph (a)(1)
/  / 75 days after filing pursuant to paragraph (a)(2)
/  / on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

/ / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS

January 31, 2003






                                           Amstar Value Fund

                                           Amstar Total Return Fund

                                           Amstar International Equity Fund

                                           Amstar High Yield Fund




================================================================================

The Securities and Exchange Commission has not approved the Funds' shares as an investment or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

                                 TABLE OF CONTENTS
                                 ===============================================

                                 Risk/Return Summaries ....................... 2
                                 Amstar Value Fund ........................... 2
                                 Amstar Total Return Fund .................... 6
                                 Amstar International Equity Fund ............10
                                 Amstar High Yield Fund ......................14
                                 Investment Strategies and Risks .............18
                                 Management of the Funds .....................23
                                 Choosing a Class of Shares ..................24
                                 Investing With Amstar .......................26
                                 Distributions and Taxes .....................31
                                 Financial Highlights ........................32
                                 Privacy Policy ..............................34

=================================
An  investment  in  any   of  the
Funds  is  not  a   bank  deposit   [GRAPHIC OMITTED]  THE FUND'S
and is  not insured or guaranteed                      INVESTMENT OBJECTIVE
by  the Federal Deposit Insurance
Corporation    or    any   other    [GRAPHIC OMITTED]  PRINCIPAL
government agency.                                     INVESTMENT STRATEGIES
=================================
                                    [GRAPHIC OMITTED]  THE KEY RISKS

                                    [GRAPHIC OMITTED]  THE FUND'S
                                                       PERFORMANCE

                                    [GRAPHIC OMITTED]  THE FUND'S FEES
                                                       AND EXPENSES

RISK/RETURN SUMMARY
================================================================================
The following is a summary of certain key information about the Funds. You will find additional information about each Fund, including a more detailed description of the risks of investing in a Fund, after this summary.

AMSTAR VALUE FUND
--------------------------------------------------------------------------------
THE FUND'S
INVESTMENT  [GRAPHIC OMITTED]
OBJECTIVE

The Fund's objective is capital appreciation primarily through investments in common stocks of small to mid-capitalization companies.

PRINCIPAL
INVESTMENT  [GRAPHIC OMITTED]
STRATEGIES

The Fund invests at least 80% of its net assets in a combination of small- and mid-capitalization companies. The percentage of small- to mid -cap companies will vary based on the sub-adviser's view towards the overall market. Generally the Fund's portfolio will vary between 40% to 60% in each respective capitalization category. The sub-adviser generally considers small-cap companies to have a market capitalization of between $1 billion and $2 billion and mid-cap companies to have a market capitalization of between $2 and $15 billion; therefore the Fund will primarily hold companies with a market value between $1 and $15 billion dollars.

The Fund's investments will be primarily in common stocks of U.S. companies using a value strategy, which emphasizes investments in stocks that have attractive valuations and the potential for future earnings growth. The Fund selects companies for investment based on an analysis of financial and other information and uses certain criteria to determine when to buy and sell a stock including buying stocks that are expected to appreciate in value and selling stocks that are believed to have become fully valued and appreciated substantially.

THE
KEY RISKS  [GRAPHIC OMITTED]

As with any mutual fund, there is no guarantee that the Fund will achieve its investment objective. The Fund's share price will fluctuate. You could lose money on your investment in the Fund or the Fund could return less than other investments. The principal risks of investing in the Fund include:

MARKET RISK is the risk that the Fund's investments in equity securities will lose value because of declines in the stock market, regardless of how well the companies in which the Fund invests perform, and that prices overall will decline over short and long-term periods.

CAPITALIZATION RISK is the risk of investments in small-to mid-capitalization companies. Investments in mid-cap companies may be more volatile than investments in large-cap companies. Similarly, investments in small-cap companies may be more volatile than investments in large-cap or mid-cap companies. The Fund's investments in small-cap companies may have additional risks because these companies often have limited product lines, markets or financial resources.

VALUE STRATEGY AND ALLOCATION RISK is the risk that the Fund's use of a value strategy is its investments may remain undervalued or decrease in price. In addition, the Fund has the risk that the allocation of its investments between small-cap and mid-cap companies may have a more significant effect on the value of the Fund's shares when one of these groups of companies is performing more poorly than the other.

THE FUND'S
PERFORMANCE   [GRAPHIC OMITTED]

The following bar chart and performance table provide an indication of the historical risks and variability of investing in the Amstar Value Fund by showing changes in the performance of Fund shares from year to year and how the Fund's average annual returns, before and after taxes, for one year and the life of the Fund compared to a broad-based securities index.

Prior to November 27, 2002, the Fund's name was the Val Cap Mid Cap Fund and the Fund invested primarily in mid-cap companies. Shares of the Fund outstanding at the time of the conversion were designated Class A shares. In addition to the name change, the Fund's investment focus has changed to include a mix of small-cap and mid-cap companies, you should consider this when viewing the performance numbers. Also, the Fund during this period had a small asset base that was positively influenced by its investments in initial public offerings ("IPO"). The influence of any future IPO investments will be reduced by an increase in Fund assets.

The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Amstar Value Fund (Class A Shares)


 [GRAPHIC OMITTED]

                               AMSTAR VALUE FUND
                                (CLASS A SHARES)

                    2000               2001            2002
                    ----               ----            ----
                    64.02%            -2.72%         -18.98%


The bar chart does not reflect the impact of taxes and sales charges; if reflected, returns would be less than those shown.

                      HIGHEST AND LOWEST QUARTERLY RETURNS

                           Highest Quarter: up 26.84%
                               (1st Quarter 2000)

                          Lowest Quarter: down -19.34%
                               (3rd Quarter 2002)



                          AVERAGE ANNUAL TOTAL RETURNS
                     (for periods ended December 31, 2002)

The returns presented below do not reflect certain increased expenses associated with the Class A shares. If the effect of Class A share expenses were reflected throughout the entire period, returns would be less than those shown. The performance of Class B and Class C shares will differ from the performance of Class A shares to the extent that the Classes have differing sales charges and expenses.
                                                                Since Inception
                                                   One Year    (October 2, 1999)
                                                   --------    -----------------
         Class A shares
          Returns Before Taxes...................  -22.81%            8.96%
          Return After Taxes on Distributions....  -22.81%            6.62%
          Return After Taxes on Distributions
            and Sale of Fund Shares..............  -14.00%            6.45%
         Russell Midcap Value Index(1)...........    4.33%           -9.65%

The performance figures include the Fund's maximum 4.75% front-end sales load deduction for Class A shares. After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and are likely to differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(1) The Russell Midcap Value Index is unmanaged index representative of the performance of the mid capitalization sector of the U.S. securities markets.

THE FUND'S
FEES AND EXPENSES   [GRAPHIC OMITTED]

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:


                                SHAREHOLDER FEES
                   (fees paid directly from your investment)

                                           CLASS A      CLASS B     CLASS C
                                           SHARES       SHARES      SHARES

Maximum Sales Charge (Load)
Imposed on Purchases (as a
percentage of offering price) ............ 4.75%1       None         None

Maximum Deferred Sales Charge
(Load) (as a percentage of original
purchase price or the amount
redeemed, whichever is less) ............. None2        5.00%3       1.00%4

Redemption Fee5 .......................... None         None         None

Exchange Fee ............................. None         None         None

EXAMPLES

The following example should help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                               CLASS A     CLASS B      CLASS C
                               SHARES      SHARES       SHARES
1 Year .....................   $620         $728         $328
3 Years ....................   $927         $1,003       $703
5 Years ....................   $1,255       $1,405       $1,205
10 Years ...................   $2,180       $2,585       $2,585

You would pay the following expenses if you did not redeem your shares:

                               CLASS A     CLASS B      CLASS C
                               SHARES      SHARES       SHARES
1 Year .....................   $620         $228         $228
3 Years ....................   $927         $703         $703
5 Years ....................   $1,255       $1,205       $1,205
10 Years ...................   $2,180       $2,585       $2,585

                         ANNUAL FUND OPERATING EXPENSES
                 (expenses that are deducted from Fund assets)

                                           CLASS A       CLASS B      CLASS C
                                           SHARES        SHARES       SHARES

Management Fee ...........................  0.85%         0.85%        0.85%

Distribution (12b-1) Fees ................  0.35%         1.00%        1.00%

Other Expenses6 .......................... 55.31%        55.31%       55.31%

Total Annual Fund Operating Expenses
 Before Waivers
 and Reimbursements ...................... 56.51%        57.16%       57.16%

Fee Waivers and
 Expense Reimbursements7 ................. 55.01%        54.91%       54.91%

Total Net Annual Fund
Operating Expenses .......................  1.50%         2.25%        2.25%

1 You may pay a reduced sales charge on large purchases. There is no initial sales charge on certain purchases in a qualified retirement plan.

2 There is no sales charge at the time of purchase for purchases of shares having a value of $1 million or more, but a contingent deferred sales charge of 1.00% may be assessed on such shares redeemed within 18 months of their purchase.

3 You will pay a 5.00% contingent deferred sales charge if shares are redeemed within 1 year of their purchase. The contingent deferred sales charge will be incrementally reduced over time. After the 6th year, there is no contingent deferred sales charge. The contingent deferred sales charge may be waived under certain circumstances described in this Prospectus.

4 You will pay a 1.00% contingent deferred sales charge if shares are redeemed within 1 year. The contingent deferred sales charge may be waived under certain circumstances described in this Prospectus.

5 A wire transfer fee may be charged in the case of redemptions made by wire. Such fee is subject to change and is currently $15.

6 Other Expenses are based on amounts incurred during the most recent fiscal year.

7 The Fund's investment manager has agreed, until at least December 31, 2012, to waive fees and reimburse expenses in order to limit Total Annual Fund Operating Expenses to 1.50%, 2.25% and 2.25%, for Class A, Class B and Class C shares, respectively.

SUB-ADVISER TO THE AMSTAR VALUE FUND

Valenzuela Capital Partners, LLC ("VCP" or "sub-adviser"), 1270 Avenue of the Americas, New York, NY 10020, serves as the sub-adviser to the Amstar Value Fund. VCP, founded in 1989, is a registered investment adviser that manages approximately $1 billion in assets, primarily through institutional accounts. VCP is responsible for the day-to-day portfolio management of the Value Fund.

The Fund accrued $1,566 in investment advisory fees for the fiscal year ended September 30, 2002. VCP waived the entire fee and reimbursed $117,037 in other Fund expenses over this same period.

VCP receives a sub-advisory fee, paid by the Adviser, of 0.425% of the average daily net assets of the Fund.

PORTFOLIO MANAGEMENT TEAM

Thomas M. Valenzuela, President and Chief Investment Officer, started VCP in 1989. Prior to founding VCP, Thomas M. Valenzuela was with Lazard Freres & Co., an investment bank based in New York and Paris. Mr. Valenzuela joined Lazard Freres in 1982 in its institutional research and brokerage department. From 1978 to 1980, Mr. Valenzuela was a corporate finance analyst in the energy department at Morgan Stanley & Co. Inc. Mr. Valenzuela is a graduate of Yale University and holds a Masters of Business Administration from Harvard University Graduate School of Business.

Wendell  E.  Mackey  is  a  Senior   Managing   Director   of  VCP.   His  major
responsibilities are portfolio management for the firm's mid-cap value portfolios and responsibility for the firm's research staff. Prior to joining VCP, Mr. Mackey was a portfolio manager with Barnett Capital Advisors, primarily responsible for mid to large cap equities for separate-account institutional clients. His previous experience includes four years at NCM Capital Management Group as the head portfolio manager for The Calvert Social Investment Managed Growth Fund and The Calvert CRI Balanced Fund, as well as various institutional separate accounts. Mr. Mackey also was an equity analyst for three years at PNC Investment Management and Research. Mr. Mackey holds a BBA from Howard University and an MM from the J.L. Kellogg Graduate School of Management of Northwestern University. Mr. Mackey also holds the Chartered Financial Analyst designation from the Association of Investment Management and Research (AIMR).


Steven I. Margulies is a Managing Director of VCP. His major responsibility is portfolio management for the firm's small-cap value portfolios. Prior to joining VCP, Mr. Margulies was Senior Vice President and a portfolio manager with BMI Capital Corporation, where he was a member of a two-person team responsible for $200 million in small- to mid-cap equities. Previously, Mr. Margulies was Senior Vice President and an equity research analyst for the firm's affiliate, Brean Murray & Co. His additional experience includes four years at the law firm of Debevoise & Plimpton as an associate, responsible for structuring, negotiating and drafting corporate finance transactions for both public and private offerings of equity, debt and convertible securities, as well as M&A transactions. Mr. Margulies holds degrees from New York University - a BS in Economics and Management, a JD from the School of Law, and an MBA in Finance from the Leonard N. Stern School of Business.

Mr. Valenzuela will be primarily responsible for determining the allocation of assets to the mid or small capitalization securities. Mr. Mackey's primary responsibility will be selecting the mid-capitalization securities for the Fund while Mr. Margulies will select the small capitalization securities for the Fund.

AMSTAR TOTAL RETURN FUND

THE FUND'S
INVESTMENT   [GRAPHIC OMITTED]
OBJECTIVE

The primary investment objective of the Fund is maximum current income, with a secondary objective of growth.

PRINCIPAL
INVESTMENT   [GRAPHIC OMITTED]
STRATEGIES

The  Fund  seeks  to  achieve  its   objective   by   investing,   under  normal
circumstances, at least 80% of its net assets in a diversified portfolio of fixed-income securities.

The Fund may invest in fixed-income securities of all types, including bonds, notes, mortgage and mortgage-backed securities, corporate debt securities, commercial paper, government and government agency obligations, zero coupon securities, convertible securities, bank certificates of deposit, fixed time deposits and bankers' acceptances, foreign debt securities, indexed securities, asset-backed securities, and inverse floater securities. The Fund normally will invest only in debt securities (including convertible securities) which are rated investment grade, or unrated securities determined by the sub-adviser to be of comparable quality. Investment grade securities have a rating of Baa or better as determined by Moody's Investor Services, Inc. ("Moody's") or BBB or better by Standard & Poor's Rating Group ("S&P"), or are of comparable quality. These are the four highest ratings or categories as defined by Moody's and S&P.

The Fund buys securities perceived by the sub-adviser to be undervalued and to present an opportunity for yield enhancement and capital appreciation or stability. In making investment decisions for the Fund, the sub-adviser will consider factors in addition to current yield, including preservation of capital, the potential for realizing capital appreciation, maturity and yield to maturity. The sub-adviser will monitor the Fund's investment in particular securities or in types of debt securities in response to its appraisal of changing economic conditions and trends, and may sell securities in anticipation of a market decline or purchase securities in anticipation of a market rise.

If the credit rating of a portfolio security is downgraded to below investment grade, the sub-adviser will examine the issuer's current credit rating relative to the security's yield and the sub-adviser's expectations regarding the issuer's credit going forward. The downgrade triggers more intensive and formal analysis by the sub-adviser of industry and company specific factors, after which the sub-adviser makes a specific sell or hold decision. Timing of the sell or hold also factors into the sub-adviser's analysis.

The Fund will not invest more than 25% of its total assets in mortgage-related securities not guaranteed by the U.S. Government or by agencies or instrumentalities of the U.S. Government. The Fund has no restriction on maturity; however, it normally invests in a broad range of maturities and generally maintains a dollar-weighted average maturity of 2 to 6 years. The average maturity of the Fund's investments will vary depending on market conditions.

THE
KEY RISKS   [GRAPHIC OMITTED]

As with any mutual fund, there is no guarantee that the Fund will achieve its investment objective. The Fund's share price will fluctuate. You could lose money on your investment in the Fund or the Fund could return less than other investments. The principal risks of investing in the Fund include:

INTEREST RATE RISK is the risk that changes in interest rates will affect the value of the Fund's investments in debt securities. Increases in interest rates may cause the value of the Fund's investments to decline. Interest rate risk is greater for debt securities with longer maturities. This risk is greater for the Fund because it invests a substantial portion of its assets in mortgage-related and other asset-backed securities. The value of these securities is affected more by changes in interest rates because when interest rates rise, the maturities of these type of securities tend to lengthen and the value of the securities decreases more significantly. In addition, mortgage-backed securities are subject to prepayment when interest rates fall, which generally results in lower returns because the Fund must reinvest its assets in debt securities with lower interest rates.

CREDIT RISK is the risk that the issuer of a debt security will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations.

MARKET RISK is the risk that the Fund's investments will lose value because of declines in the fixed income security market and the prices overall will decline over short- or long-term periods.

THE FUND'S
PERFORMANCE   [GRAPHIC OMITTED]

Since the Fund is just beginning operations, there is no performance information to report.

THE FUND'S
FEES AND EXPENSES    [GRAPHIC OMITTED]

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

                                SHAREHOLDER FEES
                   (fees paid directly from your investment)

                                           CLASS A     CLASS B      CLASS C
                                           SHARES      SHARES       SHARES
Maximum Sales Charge (Load)
 Imposed on Purchases (as a
 percentage of offering price) ........... 4.75%1       None         None

Maximum Deferred Sales Charge
(Load) (as a percentage of original
 purchase price or the amount
 redeemed, whichever is less) ............ None2        5.00%3       1.00%4

Redemption Fee5 .......................... None         None         None

Exchange Fee ............................. None         None         None

                                    EXAMPLES

The following example should help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                             CLASS A       CLASS B      CLASS C
                             SHARES        SHARES       SHARES
1 Year .....................   $596         $703         $303
3 Years ....................   $853         $927         $627

You would pay the following expenses if you did not redeem your shares:

                              CLASS A      CLASS B      CLASS C
                              SHARES       SHARES       SHARES
1 Year .....................   $596         $203         $203
3 Years ....................   $853         $627         $627


                         ANNUAL FUND OPERATING EXPENSES
                 (expenses that are deducted from Fund assets)

                                           CLASS A       CLASS B      CLASS C
                                           SHARES        SHARES       SHARES

Management Fees ..........................  0.60%         0.60%        0.60%
Distribution (12b-1) Fees ................  0.35%         1.00%        1.00%

Other Expenses6 ..........................  0.53%         0.53%        0.53%

Total Annual Fund Operating Expenses
Before Waivers
and Reimbursements .......................  1.48%         2.13%        2.13%

Fee Waivers and
Expense Reimbursements7 ..................  0.23%         0.13%        0.13%

Total Net Annual Fund
Operating Expenses .......................  1.25%         2.00%        2.00%

1 You may pay a reduced sales charge on large purchases. There is no initial sales charge on certain purchases in a qualified retirement plan.

2 There is no sales charge at the time of purchase for purchases of shares having a value of $1 million or more, but a contingent deferred sales charge of 1.00% may be assessed on such shares redeemed within 18 months of their purchase.

3 You will pay a 5.00% contingent deferred sales charge if shares are redeemed within 1 year of their purchase. The contingent deferred sales charge will be incrementally reduced over time. After the 6th year, there is no contingent deferred sales charge. The contingent deferred sales charge may be waived under certain circumstances described in this Prospectus.

4 You will pay a 1.00% contingent deferred sales charge if shares are redeemed within 1 year. The contingent deferred sales charge may be waived under certain circumstances described in this Prospectus.

5 A wire transfer fee may be charged in the case of redemptions made by wire. Such fee is subject to change and is currently $15.

6    Other Expenses are based on estimated amounts for the current fiscal year.

7 The Fund's investment manager has agreed, until at least December 31, 2005, to waive fees and reimburse expenses in order to limit Total Annual Fund Operating Expenses to 1.25%, 2.00% and 2.00%, for Class A, Class B and Class C shares, respectively.

SUB-ADVISER TO THE AMSTAR
TOTAL RETURN FUND

The sub-adviser for the Amstar Total Return Fund is MBIA Capital Management Corp. ("MBIA CMC" or "sub-adviser"), a registered investment adviser and a wholly owned subsidiary of MBIA, Inc., through various subsidiaries, is an insurer of municipal bonds and structured finance transactions, and is a provider of investment management services to the public sector. The offices of MBIA CMC are located at 113 King Street, Armonk, NY 10504. MBIA CMC is responsible for the day-to-day portfolio management of the Total Return Fund. MBIA CMC fixed income professionals have on average over 15 years of investment advisory experience, including management of institutional investment accounts and investment accounts of high net-worth individuals. As of August 31, 2002, MBIA CMC had over $24 billion in fixed income assets under management.

MBIA CMC receives a sub-advisory fee, paid by the Adviser, of 0.30% of the average daily net assets of the Fund.

PORTFOLIO MANAGER

Clifford D. Corso is principally responsible for the day-to-day management of the investment process of the Fund. Mr. Corso is President of MBIA CMC and Chief Investment Officer of MBIA Insurance Corporation. In his role as head of fixed income investments, he is the senior portfolio manager for $24 billion in assets. Mr. Corso was originally hired by MBIA as principal in charge of establishing MBIA Advisors. He has been with MBIA for 19 years.

Mr. Corso received his Bachelor of Arts from Yale University and his Master of Business Administration from Columbia University.

PERFORMANCE PROFILE FOR PERIODS ENDING
SEPTEMBER 30, 2002

These figures demonstrate the historical track record of MBIA CMC. The figures have been provided by MBIA CMC and have not been verified or audited by Amstar. These numbers do not indicate how the Amstar Total Return Fund will perform in the future. Past performance is not a guarantee of future results.

The investment performance illustrated represents the composite performance of all the separate accounts (the "MBIA Intermediate Composite") managed by MBIA CMC which were managed with investment objectives, policies and strategies substantially similar to those to be employed by MBIA CMC in managing the Fund. Clifford D. Corso, MBIA CMC's Chief Investment Officer, has been primarily responsible for the day-to-day management of the MBIA Intermediate Composite throughout the entire period presented. Mr. Corso will likewise be primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Corso has managed a registered investment company other than the Fund.

The performance data below represents the prior performance of the MBIA Intermediate Composite and not the prior performance of the Fund and should not be relied upon by investors as an indication of future performance of the Fund. These returns include the deduction for management fees and other expenses incurred in the management of the client accounts. As a point of comparison, the performance of the Lehman Brothers U.S. Intermediate Government/Credit Index (the "LBIGC Index") is also presented to portray the pattern of similar securities price movement. The LBIGC Index is an unmanaged index of intermediate term bonds.

ANNUALIZED RETURNS*
-------------------
                                                       Lehman Brothers
                                          MBIA        U.S. Intermediate
                                      Intermediate       Government/
                                       Composite        Credit Index
                                       ---------        ------------
         1 Year                           7.68%             8.09%
         3 Years                          8.90%             9.04%
         5 Years                          7.57%             7.57%
         Since Inception                  7.89%             7.80%
         (Inception Date - 9/30/94)

* The ANNUALIZED RETURN is calculated from monthly data, allowing for compounding. The formula used is in accordance with the acceptable methods set forth by the Association for Investment Management Research (AIMR). The AIMR calculation method differs from that used by the SEC. Market Value of the account was the sum of the account's total assets, including cash, cash equivalents, short-term investments, and securities valued at current market prices.

CUMULATIVE RETURNS**
--------------------

[GRAPHIC OMITTED]

                          MBIA INTERMEDIATE COMPOSITE
                              Inception - 9/30/94

                                                       Lehman
                                                       Brothers
                                      MBIA            Gov/Credit
                                    Composite           Indes
                                    ---------           -----
                 1 QTR 99             1.439             1.399
                 2 QTR 99             1.427             1.394
                 3 QTR 99             1.442             1.406
                 4 QTR 99             1.448             1.407
                 1 QTR 00             1.466             1.428
                 2 QTR 00             1.493             1.452
                 3 QTR 00             1.540             1.494
                 4 QTR 00             1.595             1.549
                 1 QTR 01             1.651             1.602
                 2 QTR 01             1.662             1.613
                 3 QTR 01             1.742             1.687
                 4 QTR 01             1.745             1.689
                 1 QTR 02             1.743             1.685
                 2 QTR 02             1.803             1.745
                 3 QTR 02             1.883             1.824


** The CUMULATIVE RETURN means that $1 invested in the MBIA Intermediate Composite account on 09/30/94 had grown to $1.84 by 09/30/02 for the MBIA Intermediate Composite.

While the Sub-Adviser will employ for the Fund investment objectives, policies and strategies that are substantially similar to those that were employed in managing the MBIA Intermediate Composite, MBIA CMC, in managing the Fund, may be subject to certain restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code on its investment activities to which, as the investment adviser to the MBIA Intermediate Composite, it was not previously subject. Examples include limits on the percentage of assets invested in securities of issuers in a single industry and requirements on distributing income to shareholders. Such restrictions, if they had been applicable to the MBIA Intermediate Composite, could have adversely affected the performance results of the MBIA Intermediate Composite.

Operating expenses may be incurred by the Fund that were not incurred by the MBIA Intermediate Composite. The Fund's fees and expenses are higher than those of the MBIA Intermediate Composite and the Fund's fee/expense structure would lower the performance results. In addition, a sales load may be applied against your investment in the Fund, which would negatively impact your investment return. While the MBIA Intermediate Composite incurs inflows and outflows of cash, there can be no assurance that the continuous offering of the Fund's shares and the Fund's obligation to redeem its shares will not impact the Fund's performance. It is not intended that the foregoing performance data be relied upon by investors as an indication of future performance of the Fund.

AMSTAR INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

THE FUND'S
INVESTMENT   [GRAPHIC OMITTED]
OBJECTIVE

The Amstar International Equity Fund seeks long-term growth of capital.

PRINCIPAL
INVESTMENT   [GRAPHIC OMITTED]
STRATEGIES

The Fund invests in a wide variety of international equity securities issued throughout the world, normally excluding the United States. The sub-adviser chooses securities in industries and companies it believes are experiencing favorable demand for their products or services. The sub-adviser considers companies with above average earnings potential, companies that are dominant within their industry, companies within industries that are undergoing dramatic change and companies that are market leaders in developing industries. Other considerations include expected levels of inflation, government policies or actions, currency relationships and prospects for economic growth in a country or region.

The sub-adviser employs a "core" approach to the management of international equities. As such, its strategy invests in both "growth" and "value" companies. The flexibility to tilt the portfolio toward either growth or value sectors based upon an assessment of where real value resides provides the sub-adviser with one means of potentially generating outperformance. The sub-adviser believes in well-diversified, international equity portfolios, typically investing in between 120 and 200 individual companies.

The sub-adviser  utilizes  different  investment  tactics for different markets.
Specifically, within the developed world (Europe, Australia, New Zealand, Canada), sector and individual company factors (bottom-up factors) dominate. In the emerging markets, country selection factors based upon macro-economic and political factors (top-down factors) dominate. Finally, in Japan, the sub-adviser employs a "hybrid" approach employing both top-down and bottom-up approaches. The sub-adviser will invest in large, mid and smaller companies, but prefers the larger, more liquid issues unless the smaller firms offer a significant advantage in expected future return. The sub-adviser recognizes that quantity of information is not an issue. Information is abundant. The challenge is to use information to make timely, effective decisions. The process begins by
1) a prioritization of analysis and 2) always dealing with the most important issues first.

The Fund will normally invest in no fewer than five different countries outside the U.S. The Fund may invest a portion of its assets in securities of issuers located in developing countries, often referred to as emerging markets. It presently does not anticipate investing more than 25% of its total assets in such securities. Ordinarily, the Fund invests at least 80% of its net assets in international equity securities, which includes common stock, preferred stock and convertible securities. Shareholders will be provided with at least 60 days' prior notice of any change in this policy. Most of the purchases and sales made by the Fund will be made in the primary trading market for the particular security. The primary market is usually in the country in which the issuer has its main office.

The Fund may also invest in depository receipts, such as American Depository Receipts (ADRs), Global Depository Receipts ("GDRs") and European Depository Receipts ("EDRs") issued by sponsored or unsponsored facilities. ADRs are usually issued by a U.S. bank or trust company and traded on a U.S. exchange. GDRs may be issued by institutions located anywhere in the world and traded in any securities market. EDRs are issued in Europe and used in bearer form in European markets.

In addition, the Fund may invest in debt securities of U.S. or foreign issuers, including (up to 10%) in high risk and high yield, non-investment grade instruments commonly known as junk bonds. The Fund also may invest up to 10% of its total assets in equity warrants and interest rate warrants.

THE
KEY RISKS   [GRAPHIC OMITTED]

As with any mutual fund, there is no guarantee that the Fund will achieve its investment objective. The Fund's share price will fluctuate. You could lose money on your investment in the Fund, or the Fund could return less than other investments. The principal risks of investing in the Fund are listed below:

MARKET RISK is the risk that the Fund's investments in equity securities will lose value because of declines in the stock market, regardless of how well the companies in which the Fund invests perform, and that prices overall will decline over short and long-term periods.

FOREIGN RISK is the risk that the Fund's investments in foreign securities will lose value because of currency exchange rate fluctuations, price volatility that may exceed the volatility of U.S. securities, uncertain political conditions, lack of timely and reliable financial information, concerns regarding liquidity of foreign securities and other factors. These risks are increased for investments in emerging markets. For example, political and economic structures in these less-developed countries may be new and changing rapidly, which may cause instability. These securities markets may be less developed. These countries are also more likely to experience high levels of inflation, devaluation or currency devaluations, which could hurt their economic and securities markets.

THE FUND'S
PERFORMANCE  [GRAPHIC OMITTED]

Since the Fund is just beginning operations, there is no performance information to report.

THE FUND'S
FEES AND EXPENSES    [GRAPHIC OMITTED]

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

                                SHAREHOLDER FEES
                   (fees paid directly from your investment)

                                          CLASS A     CLASS B       CLASS C
                                          SHARES      SHARES        SHARES
Maximum Sales Charge (Load)
 Imposed on Purchases (as a
 percentage of offering price) ........... 4.75%1       None         None

Maximum Deferred Sales Charge
 (Load) (as a percentage of original
 purchase price or the amount
 redeemed, whichever is less) ............ None2        5.00%3       1.00%4

Redemption Fee5 .......................... None         None         None

Exchange Fee ............................. None         None         None


                                    EXAMPLES

The following example should help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                              CLASS A      CLASS B      CLASS C
                              SHARES       SHARES       SHARES
1 Year .....................   $644         $753         $353
3 Years ....................   $1,000       $1,079       $779

You would pay the following expenses if you did not redeem your shares:

                              CLASS A      CLASS B      CLASS C
                              SHARES       SHARES       SHARES
1 Year .....................   $644         $253         $253
3 Years ....................   $1,000       $779         $779

                         ANNUAL FUND OPERATING EXPENSES
                 (expenses that are deducted from Fund assets)

                                           CLASS A       CLASS B      CLASS C
                                           SHARES        SHARES       SHARES

Management Fees ..........................  1.00%         1.00%        1.00%

Distribution (12b-1) Fees ................  0.35%         1.00%        1.00%

Other Expenses6 ..........................  0.50%         0.50%        0.50%

Total Annual Fund Operating Expenses
 Before Waivers
 and Reimbursements ......................  1.85%         2.50%        2.50%

Fee Waivers and
 Expense Reimbursements7 .................  0.10%           N/A         N/A

Total Net Annual Fund
 Operating Expenses ......................  1.75%         2.50%        2.50%

1 You may pay a reduced sales charge on large purchases. There is no initial sales charge on certain purchases in a qualified retirement plan.

2 There is no sales charge at the time of purchase for purchases of shares having a value of $1 million or more, but a contingent deferred sales charge of 1.00% may be assessed on such shares redeemed within 18 months of their purchase.

3 You will pay a 5.00% contingent deferred sales charge if shares are redeemed within 1 year of their purchase. The contingent deferred sales charge will be incrementally reduced over time. After the 6th year, there is no contingent deferred sales charge. The contingent deferred sales charge may be waived under certain circumstances described in this Prospectus.

4 You will pay a 1.00% contingent deferred sales charge if shares are redeemed within 1 year. The contingent deferred sales charge may be waived under certain circumstances described in this Prospectus.

5 A wire transfer fee may be charged in the case of redemptions made by wire. Such fee is subject to change and is currently $15.

6    Other Expenses are based on estimated amounts for the current fiscal year.

7 The Fund's investment manager has agreed, until at least December 31, 2005, to waive fees and reimburse expenses in order to limit Total Annual Fund Operating Expenses to 1.75%, 2.50% and 2.50% for Class A, Class B and Class C shares, respectively.

SUB-ADVISER TO THE AMSTAR
INTERNATIONAL EQUITY FUND

Julius Baer Investment Management Inc. ("JBIMI" or "sub-adviser"), located at 330 Madison Avenue, New York, NY 10017, is a registered investment adviser and a wholly-owned subsidiary of Julius Baer Securities Inc. ("JBS"). JBS, located at the same address, is a wholly owned subsidiary of Julius Baer Holding Ltd. of Zurich, Switzerland. As of December 31, 2001, JBIMI had assets under management of approximately $7.6 billion.

JBIMI receives a sub-advisory fee, paid by the Adviser, of 0.50% of the average daily net assets of the Fund.

PORTFOLIO MANAGEMENT TEAM

Riad Younes, CFA is a Senior Vice President and the Head of International Equities of JBIMI. Mr. Younes joined the Julius Baer Group in 1993 and specializes in international equity and emerging market investments. Mr. Younes is also responsible for managing the international equity component of all balanced investment strategies of JBIMI. Prior to joining the Julius Baer Group, Mr. Younes was an Associate Director at Swiss Bank Corp. Mr. Younes is a Chartered Financial Analyst and received an MBA in Management from Yale University and an MS in Electrical Engineering from Columbia University. Mr. Younes is fluent in Arabic, English, French and has a working knowledge of German.

Richard C. Pell is a Senior Vice President and the Chief  Investment  Officer of
JBIMI. Mr. Pell joined the Julius Baer Group as Chief Investment Officer in 1995. His investment team is responsible for global and international equity, as well as global balanced management. Prior to joining the Julius Baer Group, Mr. Pell worked for Bankers Trust Company from 1990 to 1995. While he was with Bankers Trust Company, Mr. Pell focused on global fixed income and global balanced portfolio management. From 1988 to 1990, Mr. Pell was with Mitchell Hutchins Institutional Investors and was the head of its corporate bonds and mortgage backed securities. From 1983 to 1988, Mr. Pell was with Bank of Tokyo Trust Company and was responsible for US balanced and fixed income management. Mr. Pell holds a BA in History from the University of California, Berkeley, and an MBA in Finance from New York University.

PERFORMANCE PROFILE FOR PERIODS ENDING
SEPTEMBER 30, 2002

These figures demonstrate the historical track record of JBIMI. The figures have been provided by JBIMI and have not been verified or audited by Amstar. These numbers do not indicate how the Amstar International Equity Fund will perform in the future. Past performance is not a guarantee of future results.

The investment performance illustrated represents performance of a registered investment company (the "JBIMI International Account") managed by JBIMI, which was managed with an investment objective, policies and strategies substantially similar to those to be employed by JBIMI in managing the Fund. Riad Younes and Richard C. Pell have been primarily responsible for the day-to-day management of the JBIMI International Account throughout the entire period presented. Mr. Younes and Mr. Pell will likewise be primarily responsible for the day-to-day management of the Fund's portfolio.

The performance data below represents the prior performance of the JBIMI International Account and not the prior performance of the Fund and should not be relied upon by investors as an indication of future performance of the Fund. As a point of comparison, the performance of the MSCI EAFE Index is also presented to portray the pattern of similar securities price movement. The MSCI EAFE Index is an unmanaged index of international equity securities.

AVERAGE ANNUAL RETURNS*
----------------------
                                         JBIMI            MSCI
                                     International        EAFE
                                        Account           Index
                                        -------           -----
         1 Year                          -2.01%          -15.53%
         3 Years                          0.84%          -14.60%
         5 Years                          7.93%           -5.65%
         Since Inception                 11.45%           -1.10%
          (Inception Date - 4/30/95)

* Numbers based on the SEC's method for calculating Average Annual Returns. See the SAI for more information.

CUMULATIVE RETURNS**
------------------

[GRAPHIC OMITTED]

                         JBIMI INTERNATIONAL ACCOUNT
                              Inception - 4/30/95

                                   Julius Baer
                                  International
                                     Equity          MSCI EAFE
                                     ------          ---------
                                      1.000             1.000
                       May-95         1.034             0.988
                      June-95         1.034             0.971
                      July-95         1.087             1.031
                    August-95         1.057             0.992
                 September-95         1.087             1.011
                   October-95         1.062             0.984
                  November-95         1.065             1.011
                  December-95         1.079             1.052
                   January-96         1.113             1.056
                  February-96         1.127             1.060
                     March-96         1.129             1.083
                     April-96         1.165             1.114
                       May-96         1.189             1.094
                      June-96         1.210             1.100
                      July-96         1.161             1.068
                    August-96         1.188             1.070
                 September-96         1.203             1.098
                   October-96         1.197             1.087
                  November-96         1.251             1.130
                  December-96         1.269             1.116
                   January-97         1.301             1.077
                  February-97         1.333             1.094
                     March-97         1.343             1.098
                     April-97         1.329             1.104
                       May-97         1.402             1.176
                      June-97         1.486             1.241
                      July-97         1.538             1.261
                    August-97         1.413             1.167
                 September-97         1.527             1.232
                   October-97         1.409             1.137
                  November-97         1.432             1.126
                  December-97         1.464             1.136
                   January-98         1.499             1.188
                  February-98         1.641             1.264
                     March-98         1.783             1.303
                     April-98         1.841             1.313
                       May-98         1.862             1.307
                      June-98         1.872             1.317
                      July-98         1.960             1.330
                    August-98         1.646             1.165
                 September-98         1.565             1.129
                   October-98         1.636             1.247
                  November-98         1.739             1.311
                  December-98         1.860             1.363
                   January-99         1.915             1.359
                  February-99         1.878             1.326
                     March-99         1.948             1.382
                     April-99         2.023             1.438
                       May-99         1.952             1.364
                      June-99         2.073             1.417
                      July-99         2.173             1.459
                    August-99         2.165             1.464
                 September-99         2.181             1.479
                   October-99         2.370             1.534
                  November-99         2.776             1.588
                  December-99         3.284             1.730
                   January-00         3.267             1.620
                  February-00         3.849             1.664
                     March-00         3.625             1.728
                     April-00         3.350             1.637
                       May-00         3.221             1.597
                      June-00         3.307             1.660
                      July-00         3.257             1.590
                    August-00         3.240             1.604
                 September-00         3.069             1.526
                   October-00         2.953             1.490
                  November-00         2.856             1.434
                  December-00         3.021             1.485
                   January-01         2.953             1.484
                  February-01         2.764             1.373
                     March-01         2.577             1.281
                     April-01         2.714             1.371
                       May-01         2.612             1.322
                      June-01         2.525             1.268
                      July-01         2.482             1.245
                    August-01         2.451             1.213
                 September-01         2.282             1.091
                   October-01         2.348             1.118
                  November-01         2.410             1.160
                  December-01         2.449             1.167
                   January-02         2.402             1.105
                  February-02         2.425             1.112
                     March-02         2.555             1.173
                     April-02         2.621             1.180
                       May-02         2.658             1.195
                      June-02         2.573             1.148
                      July-02         2.376             1.034
                    August-02         2.389             1.032
                 September-02         2.236             0.921


** The CUMULATIVE RETURN means that $1 invested in the JBIMI International Account on 04/30/95 had grown to $2.24 by 09/30/02 for the JBIMI International Account.

JBIMI will employ for the Fund investment objective, policies and strategies that are substantially similar to those that were employed in managing the JBIMI International Account. In addition, like the Fund, the JBIMI International Account has been subject to certain restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code on its investment activities. Examples include limits on the percentage of assets invested in securities of issuers in a single industry and requirements on distributing income to shareholders.

Operating expenses may be incurred by the Fund that were not incurred by the JBIMI International Account. The Fund's fees and expenses are higher than those of the JBIMI International Account and the Fund's fee/expense structure, along with any charged sales loads, would lower the performance results. It is not intended that the foregoing performance data be relied upon by investors as an indication of future performance of the Fund.

AMSTAR HIGH YIELD FUND
--------------------------------------------------------------------------------
THE FUND'S
INVESTMENT [GRAPHIC OMITTED]
OBJECTIVE

The High Yield Fund seeks to achieve a high level of income as its main objective. Capital appreciation is a secondary objective.

PRINCIPAL
INVESTMENT[GRAPHIC OMITTED]
STRATEGIES

The Fund invests, under normal circumstances, at least 80% of its net assets in non-investment grade debt securities rated below BBB by S&P or Baa by Moody's or the equivalent.

Shareholders will be provided with at least 60 days' prior notice of any change in this policy. The Fund generally invests in non-investment grade debt securities of domestic corporations. Non-investment grade debt securities are often referred to as "junk bonds" and are considered speculative.

The Fund's security selection process focuses primarily on the following factors:

o    cash flow

o    management quality and management stake in the company

o    liquidity of the security

o    access to capital markets

o desire and ability to deleverage (deleverage involves a company's reduction of financial instruments or borrowed capital previously used to increase the potential return of an investment.)

By focusing on these factors, the Fund attempts to identify those securities that offer an attractive relative value with minimum risk over complete market cycles. Also, the high yield investment analysis used by the sub-adviser combines input from both the equity and fixed income sectors - the sub-adviser views high yield bonds as "stocks with a coupon."

In addition, the Fund will attempt to reduce its default risk by generally investing in securities rated B or higher. The Fund expects to have an average weighted maturity of between 6 and 8 years.

THE
KEY RISKS [GRAPHIC OMITTED]

As with any mutual fund, there is no guarantee that the Fund will achieve its investment objective. The Fund's share price will fluctuate. You could lose money on your investment in the Fund or the Fund could return less than other investments. The principal risks of investing in the Fund include:

INTEREST RATE RISK is the risk that changes in interest rates will affect the value of the Fund's investments in debt securities. Increases in interest rates may cause the value of the Fund's investments to decline. Interest rate risk is greater for the Fund because it invests a significant portion of its assets in lower-rated securities.

CREDIT RISK is the risk that the issuer of a debt security will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. Because the Fund invests in lower-rated securities or "junk bonds", it has significantly more risk than other types of bond funds and its returns will be more volatile.

MARKET RISK is the risk that the Fund's investments will lose value because of declines in the bond market and the prices overall will decline over short- or long-term periods.

THE  FUND'S
PERFORMANCE  [GRAPHIC OMITTED]

Since the Fund is just beginning operations, there is no performance information to report.

THE FUND'S
FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

                                SHAREHOLDER FEES
                   (fees paid directly from your investment)

                                          CLASS A      CLASS B      CLASS C
                                          SHARES       SHARES       SHARES

Maximum Sales Charge (Load)
 Imposed on Purchases (as a
 percentage of offering price) ........... 4.75%1       None         None

Maximum Deferred Sales Charge
 (Load) (as a percentage of original
 purchase price or the amount
 redeemed, whichever is less) ............ None2        5.00%3       1.00%4

Redemption Fee5 .......................... None         None         None

Exchange Fee ............................. None         None         None

                                    EXAMPLES
The following example should help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                             CLASS A       CLASS B     CLASS C
                             SHARES        SHARES      SHARES
1 Year .....................   $620         $728         $328
3 Years ....................   $927         $1,003       $703

You would pay the following expenses if you did not redeem your shares:

                             CLASS A       CLASS B     CLASS C
                             SHARES        SHARES      SHARES
1 Year .....................   $620         $228         $228
3 Years ....................   $927         $703         $703

                         ANNUAL FUND OPERATING EXPENSES
                 (expenses that are deducted from Fund assets)

                                           CLASS A        CLASS B      CLASS C
                                           SHARES         SHARES       SHARES

Management Fees ..........................  0.85%         0.85%        0.85%

Distribution (12b-1) .....................  0.35%         1.00%        1.00%

Other Expenses6 ..........................  1.10%         1.10%        1.10%

Total Annual Fund Operating Expenses
 Before Waivers
 and Reimbursements ......................  2.30%         2.95%        2.95%

Fee Waivers and
 Expense Reimbursements7 .................  0.80%         0.70%        0.70%

Total Net Annual Fund
 Operating Expenses ......................  1.50%         2.25%        2.25%

1 You may pay a reduced sales charge on large purchases. There is no initial sales charge on certain purchases in a qualified retirement plan.

2 There is no sales charge at the time of purchase for purchases of shares having a value of $1 million or more, but a contingent deferred sales charge of 1.00% may be assessed on such shares redeemed within 18 months of their purchase.

3 You will pay a 5.00% contingent deferred sales charge if shares are redeemed within 1 year of their purchase. The contingent deferred sales charge will be incrementally reduced over time. After the 6th year, there is no contingent deferred sales charge. The contingent deferred sales charge may be waived under certain circumstances described in this Prospectus.

4 You will pay a 1.00% contingent deferred sales charge if shares are redeemed within 1 year. The contingent deferred sales charge may be waived under certain circumstances described in this Prospectus.

5 A wire transfer fee may be charged in the case of redemptions made by wire. Such fee is subject to change and is currently $15.

6    Other Expenses are based on estimated amounts for current fiscal year.

7 The Fund's investment manager has agreed, until at least December 31, 2005, to waive fees and reimburse expenses in order to limit Total Annual Fund Operating Expenses to 1.50%, 2.25% and 2.25%, for Class A, Class B and Class C shares, respectively.

SUB-ADVISER TO THE AMSTAR
HIGH YIELD FUND

Financial Management Advisors, Inc. ("FMA" or "sub-adviser"), located at 1900 Avenue of the Stars, Los Angeles, California 90067, is responsible for the day-to-day portfolio management of the Amstar High Yield Fund. As of September 30, 2002 FMA managed approximately $1.9 billion in assets for various types of clients including, high net worth individuals, pension plans, endowments, corporations and foundations. FMA has been a registered investment adviser since 1996.

FMA receives a sub-advisory fee, paid by the Adviser, of 0.425% of the average daily net assets of the Fund.

PORTFOLIO  MANAGEMENT  TEAM

Kenneth D. Malamed, President and Chief Investment Officer, started The Financial Management Group in 1970, serving as founder and managing partner. In 1977, The Financial Management Group merged with Bear Stearns & Co. and became known as Bear Stearns Asset Management, where he served as president and managing partner through 1985. After leaving Bear Stearns, Mr. Malamed established Financial Management Advisors, an independent investment advisory firm, which he successfully operated for 7 years. In 1992, Financial Management Advisors was purchased by Wertheim Schroder Investment Services, Inc., where he served as a managing director, director of fixed income and chairman of the credit committee until November 1995. Mr. Malamed left Wertheim and reestablished FMA in 1995. Mr. Malamed will serve as co-manager to the Fund.

Steven S. Michaels, Senior Vice President and Managing Director, served as senior high yield credit analyst at Wertheim Schroder Investment Services, Inc. He also served as high yield credit analyst at the former Financial Management Advisors, Inc. beginning in 1991. His prior positions include serving as senior futures analyst at Bear Stearns and as senior credit analyst at Shearson Lehman Hutton. Mr. Michaels will serve as co-manager to the Fund.

PERFORMANCE PROFILE FOR PERIODS ENDING
SEPTEMBER 30, 2002

These figures demonstrate the historical track record of FMA. The figures have been provided by FMA and have not been verified or audited by Amstar. These numbers do not indicate how the Amstar High Yield Fund will perform in the future.

ANNUALIZED RETURNS*
-------------------
                                                       Merrill Lynch
                                        FMA High        High Yield
                                    Yield Composite      Master II
         1 Year                           0.64%            -2.73%
         3 Years                         -2.53%            -2.66%
         5 Years                         -0.71%            -0.33%
         10 Years                         7.67%             5.50%
         Since Inception                  9.75%             8.14%
           (Inception Date - 1/1/86)

* FMA High Yield Composite annual rates of return are the internally linked quarterly rates of return of the composite. Quarterly rates of return are calculated as the dollar weighted average of the time-weighted rates of return of the accounts in the composite for the quarter. Performance results include the reinvestment of dividends, interest and any other income earned during the period. The accounts were not subject to the same types of expenses or sales load structure as the Amstar High Yield Fund or the requirements of the Investment Company Act of 1940 or the Internal Revenue Code, which taken together would adversely affect the performance results. Performance results are shown net of investment management fees.

CUMULATIVE RETURNS**
------------------

[GRAPHIC OMITTED]

                            FMA HIGH YIELD COMPOSITE
                              Inception - 12/31/85

                                                       Merrill
                                                        Lynch
                                       FMA           High Yield
                                    Composite         Master II
                                    ---------         ---------
                 12/31/1985           1.000             1.000
                 1 QTR 86             1.075             1.073
                 2 QTR 86             1.082             1.114
                 3 QTR 86             1.113             1.128
                 4 QTR 86             1.149             1.163
                 1 QTR 87             1.178             1.230
                 2 QTR 87             1.189             1.214
                 3 QTR 87             1.170             1.203
                 4 QTR 87             1.178             1.216
                 1 QTR 88             1.247             1.283
                 2 QTR 88             1.283             1.320
                 3 QTR 88             1.308             1.350
                 4 QTR 88             1.362             1.379
                 1 QTR 89             1.390             1.403
                 2 QTR 89             1.454             1.453
                 3 QTR 89             1.458             1.450
                 4 QTR 89             1.456             1.411
                 1 QTR 90             1.487             1.377
                 2 QTR 90             1.583             1.444
                 3 QTR 90             1.491             1.355
                 4 QTR 90             1.390             1.349
                 1 QTR 91             1.615             1.570
                 2 QTR 91             1.782             1.668
                 3 QTR 91             1.865             1.776
                 4 QTR 91             1.865             1.879
                 1 QTR 92             2.054             2.020
                 2 QTR 92             2.155             2.083
                 3 QTR 92             2.266             2.174
                 4 QTR 92             2.634             2.207
                 1 QTR 93             3.135             2.339
                 2 QTR 93             3.241             2.431
                 3 QTR 93             3.279             2.489
                 4 QTR 93             3.447             2.576
                 1 QTR 94             3.448             2.530
                 2 QTR 94             3.370             2.505
                 3 QTR 94             3.357             2.540
                 4 QTR 94             3.316             2.550
                 1 QTR 95             3.515             2.705
                 2 QTR 95             3.590             2.881
                 3 QTR 95             3.697             2.968
                 4 QTR 95             3.839             3.071
                 1 QTR 96             3.947             3.119
                 2 QTR 96             4.027             3.160
                 3 QTR 96             4.256             3.294
                 4 QTR 96             4.453             3.417
                 1 QTR 97             4.500             3.448
                 2 QTR 97             4.730             3.621
                 3 QTR 97             4.919             3.779
                 4 QTR 97             5.088             3.871
                 1 QTR 98             5.388             3.986
                 2 QTR 98             5.467             4.048
                 3 QTR 98             5.107             3.878
                 4 QTR 98             5.291             3.985
                 1 QTR 99             5.406             4.058
                 2 QTR 99             5.304             4.084
                 3 QTR 99             5.127             4.031
                 4 QTR 99             5.130             4.085
                 1 QTR 00             4.772             4.018
                 2 QTR 00             4.914             4.044
                 3 QTR 00             4.880             4.071
                 4 QTR 00             4.741             3.876
                 1 QTR 01             5.015             4.100
                 2 QTR 01             4.958             4.007
                 3 QTR 01             4.717             3.821
                 4 QTR 01             4.930             4.050
                 1 QTR 02             5.037             4.120
                 2 QTR 02             4.890             3.832
                 3 QTR 02             4.747             3.716






** The CUMULATIVE RETURN means that $1 invested in the FMA High Yield Composite on 01/01/86 had grown to $4.75 by 09/30/02 for the FMA High Yield Composite.

FMA High Yield Composite is made up of 12 fully discretionary accounts totaling $458.6 million in assets representing 95% of high yield assets in the firm as of September 30, 2002.

FMA High Yield Composite performance from 1996 to present: From 1st quarter 1996 to 4th quarter 1997 high yield composite returns consists of fully discretionary high yield fixed income accounts with a fair market value of at least $2 million. Beginning 1st quarter 1998, composite returns include the performance of high yield accounts with a fair market value of at least $3 million under management at FMA.

Prior FMA High Yield Composite History (1986-1995): The performance figures for the FMA High Yield Composite from inception through March 1992 are those of the former Financial Management Advisors founded in 1985 ("old FMA period"). The senior officers of FMA had continued responsibility for all fixed-income management after the acquisition of FMA by Wertheim Schroder Investment Services, Inc. from April 1992 through November 1995. Performance from 2nd quarter through 4th quarter 1995 is from Wertheim Schroder Investment Services, Inc., and its successor, Schroder Wertheim Investment Services, Inc. during the period of time that Mr. Kenneth D. Malamed had directed management and supervision responsibility for High Yield Fixed Income. The performance figures shown from 2nd quarter 1992 to 4th quarter 1995(the "Wertheim Schroder Period"), represents the fully discretionary, segregated accounts above $3 million whose high yield component weighting was 90% or greater for the years in which results are utilized. With respect to the performance data, one or more individuals may have played a role in the decision making process, to a lesser extent or greater extent, affecting the firms' strategy, security selection or trading.

Investments may result in gain or loss. Past performance is no guarantee of future results. The Merrill Lynch High Yield Master Index is a widely recognized fixed income index commonly used for performance comparisons. Inception date for Merrill Lynch High Master Index II is August 1986. From 1st quarter 1986 to 3rd quarter 1986, the index returns are from the Merrill Lynch High Yield Master Index.

INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------
GENERAL STRATEGIES APPLICABLE TO THE FUNDS

Each Fund may depart from its investment strategies by taking temporary defensive positions in response to adverse market, economic, political or other conditions. When taking a defensive position, the Funds may invest 100% of the fund's assets into cash or cash equivalents. It should be noted that during these times a Fund may not achieve its investment goal.

Each Fund may engage in active and frequent trading of portfolio securities to achieve its investment goal. A higher rate of portfolio turnover may involve higher brokerage commissions and other expenses, which must be borne by a Fund and its shareholders. Higher portfolio turnover may result in the realization of short-term capital gains and may increase the amount of taxes payable by shareholders.

Each Fund is classified as a diversified mutual fund. Diversified mutual funds are funds that invest at least 75 per centum of the value of their total assets in cash and cash items (including receivables), government securities, securities of other investment companies, and other securities. For purposes of calculating diversification, it is limited in respect to any one issuer to an amount not greater in value than 5 per centum of the value of the total assets of such fund and to not more than 10 per centum of the outstanding voting securities of such issuer. Please keep in mind that 25% of a Fund's total assets are not subject to the above diversification requirement.

THE FUNDS' INVESTMENTS AT A GLANCE

The following tables can give you a quick basic understanding of the types of securities each Fund tends to invest in and some of the risks associated with each Fund's investments. You should read all the information about a Fund and its risks before deciding to invest.

The following table shows the Principal "P" investments a Fund may invest in. The table also lists investments a Fund may invest in to a lesser extent. "A" notes these investments. Please do not assume that a Fund will not invest in a financial instrument noted below if it does not have either a "P" or "A". We have only marked the financial instruments most likely to be used by a particular Fund. Additional information on a Fund's investment options and/or additional investment strategies is included in the SAI.

                                                            Total     International     High
Financial Instruments                    Value Fund      Return Fund   Equity Fund   Yield Fund
--------------------------------------------------------------------------------------------------
U.S. Stocks                                   P
Foreign Stocks                                A                              P
Investment Grade Debt Securities                             P               A            A
Non-Investment Grade Securities                              A               A            P
Foreign Debt Securities                                      A               A
Securities of Developing Countries                                           P
Money Market Instruments                      A              A               A            A
Variable and Floating Rate Securities                        A                            A
Convertible Securities and Bonds
  with Warrants Attached                      A              A               A
Futures & Options                             A                              A
Forward Currency Contracts                                                   A
Short Term Debt Securities                                   A                            A
Intermediate Term Debt Securities                            P                            P
U.S. Gov't Securities                                        A                            A
Corporate Debt Securities                                    A               A            P
Repurchase Agreements                         A              A               A            A
Mortgage Related Securities                                  A                            A
Asset Backed Securities                                      A
Equity Warrants and Interest Rate Warrants                                   A
Exchange Traded Funds                                                        A
Depository Receipts (ADRs, GDRs & EDRs)                                      A

ADDITIONAL INFORMATION
ABOUT FUND INVESTMENTS

EQUITY SECURITIES include common stock, preferred stock and other convertible securities.

FOREIGN COMPANIES. Generally, a foreign company is a company that meets 1 or more of the following criteria:

o    It is organized under the laws of a foreign country.

o    It maintains its principal place of business in a foreign country.

o The principal trading market for its securities is located in a foreign country.

o It derives at least 50% of its revenues or profits from operations in foreign countries.

o    It has at least 50% of its assets in located in foreign countries.

EXCHANGE TRADED FUNDS. Exchange traded funds (ETFs) are generally index funds or trusts that are listed on an exchange and can be traded intraday. Investors can buy or sell shares in the collective performance of an entire stock or bond portfolio as a single security.

INVESTMENT GRADE DEBT SECURITIES. Investment grade debt securities are generally rated BBB or better by Standard & Poor's Rating Service ("S&P") or Baa or better by Moody's Investors Service, Inc. ("Moody's"). NON-INVESTMENT GRADE DEBT SECURITIES. Non-investment grade debt securities are higher risk, lower quality securities, often referred to as "junk bonds," and are considered speculative. They are rated by S&P as less than BBB or by Moody's as less than Baa.

DEPOSITORY RECEIPTS. Receipts, typically issued by a bank or trust company, representing the ownership of underlying securities that are issued by a foreign company and held by the bank or trust company. ADRs, GDRs and EDRs are examples of depository receipts.

FOREIGN DEBT SECURITIES. Foreign debt securities are obligations to pay interest of a governmental or corporate entity outside the United States.

"SMALL CAP," "MID CAP" AND "LARGE CAP"
COMPANIES.  Generally  companies are  categorized  as follows:

 o A small cap company has a market capitalization of between $1 billion and $2 billion. o A mid cap company has a market capitalization of between $2 billion and $15 billion. o A large cap company has a market capitalization of more than $15 billion. Some portfolio managers may define the parameters for a category differently.

UNDERVALUED STOCKS. A stock is considered undervalued if the sub-adviser believes it should be trading at a higher price than it is at the time of purchase.

Factors considered may include:

o    Price relative to earnings

o    Price relative to cash flow

o    Price relative to financial strength

EMERGING GROWTH COMPANIES. Emerging growth companies include:

o Companies that have earnings that the portfolio managers believe may grow faster than the U.S. economy in general due to new products, management changes at the company or economic shocks such as high inflation or sudden increases or decreases in interest rates.

o Companies that the portfolio managers believe have unrecognized asset values, undervalued growth or emerging growth.

o    Companies undergoing a turnaround.

DEVELOPING COUNTRIES. Developing market countries are countries other than

Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Luxembourg, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. When a Fund invests in securities of a company in a developing country, it invests in securities issued by a company that meets one or more of the following criteria:

o    It is organized under the laws of a developing market country.

o It maintains its principal place of business in a developing market country.

o The principal trading market for its securities is located in a developing market country.

o It derives at least 50% of its revenues or profits from operations within developing countries.

o It has at least 50% of its assets located in developing countries Some portfolio managers may define the parameters for a developing country differently.

U.S. GOVERNMENT SECURITIES include:

o Obligations issued directly by the U.S. Treasury such as Treasury bills, notes and bonds.

o Obligations issued by agencies or instrumentalities of the U.S. Government, such as the Government National Mortgage Association, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Student Loan Marketing Association, the Small Business Administration and the Tennessee Valley Authority.

o    U.S. Treasuries issued without interest coupons (STRIPS).

o Inflation-indexed bonds issued by the U.S. Treasury which have their principal value periodically adjusted to the rate of inflation.

Some U.S. Government securities are backed by the full faith and credit of the U.S. Treasury, meaning that payment of principal and interest is guaranteed by the U.S. Treasury. Other U.S. Government securities are backed only by the credit of the agency or instrumentality issuing the security, which may include the right of the issuer to borrow from the U.S. Treasury.

CORPORATE DEBT SECURITIES. Corporate debt securities are obligations of a corporation to pay interest and repay principal. Corporate debt securities include commercial paper, notes and bonds.

REPURCHASE AGREEMENTS. Repurchase agreements are collateralized by obligations issued or guaranteed as to both principal and interest by the U.S. Government, its agencies, and instrumentalities. A repurchase agreement is a transaction in which a security is purchased with a simultaneous commitment to sell it back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date. This date is usually not more than 7 days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest, which is unrelated to the coupon rate or maturity of the purchased security.

MONEY  MARKET  INSTRUMENTS include:

o    Bank obligations

o    Repurchase agreements

o    Short-term government securities

o    Short-term corporate debt securities

o    Short-term municipal securities

o    Variable and floating rate securities

BANK OBLIGATIONS include:

o Certificates of deposit, which are issued by banks in exchange for the deposit of funds and have penalties for early withdrawal.

o Bankers' acceptances, which are bills of exchange used by corporations to finance the shipment and storage of goods and to furnish dollar exchange.

o Time deposits, which are deposits in a bank that earn a specified interest rate over a given period of time.

WARRANTS AND INTEREST RATE WARRANTS.

Equity warrants provide the right to buy newly issued securities of a company at a fixed price. Interest rate warrants give the right to buy or sell a specific bond issue or interest rate index at a set price.

VARIABLE AND FLOATING RATE SECURITIES. Variable and floating rate securities are securities with interest rates that are adjusted when a specific interest rate index changes (floating rate securities) or on a schedule (variable rate securities).

ASSET-BACKED SECURITIES. Asset-backed securities represent groups of other assets, for example, credit card receivables that are combined or pooled for sale to investors.

MORTGAGE-RELATED SECURITIES. Mortgage-related securities represent groups of mortgage loans that are combined for sale to investors. The loans may be grouped together by agencies of the U.S. Government such as:

o    The Government National Mortgage Association (GNMA)

o    The Federal National Mortgage Association (FNMA)

o The Federal Home Loan Mortgage Corporation (FHLMC) The loans may also be grouped together by private issuers such as:

o    Commercial banks

o    Savings and loan institutions

o    Mortgage bankers

o    Private mortgage insurance companies

Mortgage-related securities include Collateralized Mortgage Obligations (CMOs) and Real Estate Mortgage Investment Conduits (REMICs). CMOs and REMICs are types of mortgage-related securities that provide an investor with a specified interest in the cash flow from a pool of mortgage loans or other mortgage-backed securities. CMOs and REMICs are issued in 2 or more classes with varying maturity dates and interest rates. A REMIC is a private entity formed to hold a fixed pool of mortgages secured by an interest in real property. A REMIC is a type of CMO that qualifies for special tax treatment under the Internal Revenue Code.

THE FUNDS RISKS AT A GLANCE

The following table shows some of the main risks to which each Fund is subject. Risks marked P are primary risks and those marked A are other risks that may impact a Fund to a lesser extent.

                                                            Total     International      High
                                         Value Fund      Return Fund   Equity Fund    Yield Fund
--------------------------------------------------------------------------------------------------
MARKET RISK                                   P               A            P               A
  Small Cap Companies                         P                            A
  Mid Cap Companies                           P               A            A
  Thinly Traded Securities                    A                            A               A
INTEREST RATE RISK                            A               P            A               P
  Prepayment Risk                                             A                            A
CREDIT RISK                                                   P            A               P
   Non-investment Grade Debt Securities                       A            A               P
INCOME RISK                                                   A                            A
FOREIGN INVESTING RISK                        A                            P
   Developing Country Risk                    A                            P
   Political Risk                             A                            P
DERIVATIVES RISK                                              A            A               A
INVESTMENT STYLE RISK                         P               P            P               P


ADDITIONAL  INFORMATION ABOUT THE
RISKS OF  INVESTING  IN THE FUNDS

MARKET RISK. A Fund that invests in common stocks and other equity securities is subject to the risk that stock prices in general may decline over short or even extended periods, regardless of the success or failure of a particular company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when they generally go down. Stock prices tend to go up and down more than those of bonds. A company's stock performance can be
adversely   affected  by  many  factors,   including  general  financial  market
conditions and specific factors related to a particular company or industry. This risk is generally increased for small and mid-capitalization companies, or companies in developing industries, which tend to be more vulnerable to adverse developments.

o Small Cap Companies. Small cap stock risk is the risk that stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group. In addition, small cap stocks typically are traded in lower volume, and their issuers typically are subject to greater degrees of changes in their earnings and prospects.

o Mid Cap Companies. Mid cap stock risk is the risk that stock of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.

o Emerging Growth Companies. Investment in emerging growth companies is subject to enhanced risks because these companies generally have limited product lines, markets or financial resources and often exhibit a lack of management depth. The securities of these companies can be difficult to sell and are usually more volatile than securities of larger, more established companies.

o Initial Public Offerings (IPOs). IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As a Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance.

o Thinly Traded Securities. Thinly traded securities may be difficult to value. In addition, it may be difficult for the Fund to find an available buyer.

INTEREST RATE RISK. A Fund that invests in debt securities is subject to the risk that the market value of the debt securities will decline because of rising interest rates. The prices of debt securities are generally linked to the prevailing market interest rates. In general, when interest rates rise, the prices of debt securities fall, and when interest rates fall, the prices of debt securities rise. The price volatility of a debt security also depends on its maturity. Generally, the longer the maturity of a debt security the greater its sensitivity to changes in interest rates. To compensate investors for this higher risk, debt securities with longer maturities generally offer higher yields than debt securities with shorter maturities.

o Mortgage-related securities. Payments from the pool of loans underlying a mortgage-related security may not be enough to meet the monthly payments of the mortgage-related security. If this occurs, the mortgage-related security will lose value. Also, prepayments of mortgages or mortgage foreclosures will shorten the life of the pool of mortgages underlying a mortgage-related security and will affect the average life of the mortgage-related securities held by a Fund. Mortgage prepayments vary based on several factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other demographic conditions. In periods of falling interest rates, there are usually more prepayments. The reinvestment of cash received from prepayments will therefore, usually be at lower interest rates than the original investment, lowering a Fund's yield. Mortgage-related securities may be less likely to increase in value during periods of falling interest rates than other debt securities.

o Prepayment Risk. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return. The rate of prepayments on the underlying mortgages will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase.

CREDIT RISK. A Fund that invests in debt securities is subject to the risk that an issuer will fail to make timely payments of interest or principal. Securities rated in the lowest category of investment grade securities have some risky characteristics and changes in economic conditions are more likely to cause issuers of these securities to be unable to make payments.

o Below-investment grade securities. Below-investment grade securities are sometimes referred to as junk bonds and are very risky with respect to their issuers' ability to make payments of interest and principal. There is a high risk that a Fund which invests in below-investment grade securities could suffer a loss caused by the default of an issuer of such securities. Part of the reason for this high risk is that, in the event of a default or bankruptcy, holders of below-investment grade securities generally will not receive payments until the holders of all other debt have been paid. In addition, the market for below-investment grade securities has, in the past, had more frequent and larger price changes than the markets for other securities. Below-investment grade securities can also be more difficult to sell for good value.

INCOME RISK. A Fund that invests in debt securities is subject to the risk that falling interest rates will cause the Fund's income to decline. Income risk is generally higher for short-term bonds.

FOREIGN RISK. A Fund that invests in foreign securities is subject to risks such as fluctuation in currency exchange rates, market illiquidity, price volatility, high trading costs, difficulties in settlement, regulations on stock exchanges, limits on foreign ownership, less stringent accounting, reporting and disclosure requirements, limited legal recourse and other considerations. In the past, equity and debt instruments of foreign markets have had more frequent and larger price changes than those of U.S. markets.

DEVELOPING COUNTRY RISK. Investments in a country that is still relatively underdeveloped involves exposure to economic structures that are generally less diverse and mature than in the U.S. and to political and legal systems which may be less stable. In the past, markets of developing countries have had more frequent and larger price changes than those of developed countries.

POLITICAL RISK. Political risk includes a greater potential for revolts, and the taking of assets by governments. For example, a Fund may invest in Eastern Europe and former states of the Soviet Union. These countries were under Communist systems that took control of private industry. This could occur again in this region or others in which a Fund may invest, in which case the Fund may lose all or part of its investment in that country's issuers.

DERIVATIVES RISK. The possibility that the use of futures, options and forward contracts may expose the Fund to additional investment risks and transaction costs. These risks are described more fully in the SAI.

INVESTMENT STYLE RISK. Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Fund may outperform or underperform other funds that employ a different investment style. Examples of different investment styles include growth and value investing.

o Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor.

o Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued might actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------
INVESTMENT MANAGER

Amstar Investment Management, LLC (the "Manager" or "Amstar") located at 14 Penn Plaza, 225 West 34th Street, Suite 918, New York, NY 10122, is the investment manager for the Funds.

Amstar is a newly registered investment adviser under the Investment Advisers Act of 1940. The Manager supervises the management of the Funds and is responsible for selecting the Funds' sub-advisers, subject to review and approval by the Board of Trustees. Amstar considers various factors in evaluating the Funds' sub-advisers, including:

o    Level of knowledge and skill

o    Performance as compared to its peers or benchmark

o    Consistency of performance over an extended period of time

o    Level of compliance with investment rules and strategies

o    Employees, facilities and financial strength

o    Quality of service

The Manager  continually  monitors the  performance  of the Funds'  sub-advisers
through  various   analyses  and  through   in-person,   telephone  and  written
consultations with the sub-adviser.

Amstar discusses its expectations for performance with a Fund's sub-adviser. The Manager provides evaluations and recommendations to the Board of Trustees, including whether or not a sub-adviser's contract should be renewed, modified or terminated. Amstar may seek an exemptive order from the Securities and Exchange Commission that would permit it, subject to the oversight of the Board of Trustees, to enter into and materially amend sub-advisory agreements without shareholder approval.

Amstar is also responsible for oversight of all of the operations of the Funds, except for those that are subcontracted to the sub-advisers, custodians, transfer and accounting agent and administrator.

Each Fund pays Amstar a fee for its services. Out of this fee Amstar pays the Fund sub-adviser a fee for its services. The fee to be paid to Amstar by each Fund and the fee to be paid to each sub-adviser by Amstar is shown in the table below:

                                Amstar       Sub-Adviser
Value Fund ...................   0.85%         0.425%
Total Return Fund ............   0.60%         0.30%
International Equity Fund ....   1.00%         0.50%
High Yield Fund ..............   0.85%         0.425%

Amstar has agreed, until at least December 31, 2005, to waive its investment advisory fees and to reimburse Fund expenses to the extent necessary to limit each Fund's aggregate annual ordinary operating expenses to those stated below. For the Value Fund, Amstar has agreed to extend the expense limitation agreement through December 31, 2012.

                              Class A      Class B      Class C
Value Fund .................   1.50%        2.25%        2.25%
Total Return Fund ..........   1.25%        2.00%        2.00%
International Equity Fund ..   1.75%        2.50%        2.50%
High Yield Fund ............   1.50%        2.25%        2.25%

Any such fee waivers or expense reimbursements by Amstar, either before or after the end of the relevant expense cap date, are subject to repayment by the respective Fund provided that the repayment does not cause the Fund's ordinary operating expenses to exceed the agreed upon limit, and provided further that the fees and expenses which are the subject of the repayment were incurred within three years of the repayment.

FUND SUB-ADVISERS

The Funds' sub-advisers make the day-to-day decisions regarding buying and selling specific securities for a Fund. Each sub-adviser manages the investments held by the Fund it serves according to its investment objective and strategies.

THE ADMINISTRATOR

Ultimus Fund Solutions, LLC ("Ultimus"), 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, serves as the Funds' administrator, transfer agent and fund accounting agent. Management and administrative services of Ultimus include
(i) providing office space, equipment and officers and clerical personnel to the Fund, (ii) obtaining valuations, calculating net asset values and performing other accounting, tax and financial services, (iii) recordkeeping, (iv)
regulatory, compliance and reporting services, (v) processing shareholder account transactions and disbursing dividends and distributions, and (vi) supervising custodial and other third party services.

THE PRINCIPAL UNDERWRITER

Amstar Distributors, Inc. (the "Distributor"), is the principal underwriter and national distributor for the Funds. The Distributor is located at 14 Penn Plaza, 225 West 34th Street, Suite 918, New York, NY 10122.

The Manager and Distributor are both wholly owned subsidiaries of AMIC Distribution Partners, Inc.

The SAI has more detailed information about the service providers to the Funds.

CHOOSING A CLASS OF SHARES
--------------------------------------------------------------------------------

Each Fund offers Class A shares, Class B shares and Class C shares. Each class of shares has different sales charges and distribution fees. The amount of sales charges and distribution fees you pay will depend on which class of shares you decide to purchase.

Each Fund has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 for each Class of shares. The plan allows each Fund to pay distribution and service fees for the sale and distribution of its shares. Under the plan, each Fund pays an annual fee as a percentage of its average daily net assets of 0.35% for Class A shares and 1.00% for Class B and Class C shares. Because these fees are paid out of a Fund's assets on an ongoing basis, they will increase the cost of your investment and over time may cost you more than paying other types of sales charges.

CLASS A SHARES

The offering price of Class A shares of each Fund is equal to its net asset value ("NAV") plus a front-end sales charge that you pay when you buy your shares. The front-end sales charge is generally deducted from the amount of your investment.

The following table shows the amount of front-end sales charge you will pay on purchases of Class A shares. The amount of front-end sales charge is shown as a percentage of (1) offering price and (2) the net amount invested after the charge has been subtracted. Note that the front-end sales charge gets lower as your investment amount gets larger.

                                SALES CHARGE AS %     SALES CHARGE AS %    AMOUNT RETAINED
AMOUNT OF YOUR INVESTMENT       OF OFFERING PRICE    NET AMOUNT INVESTED      BY DEALERS
Under $100,000 ...............       4.75%                  4.99%               4.00%
$100,000 to $249,999 .........       3.75%                  3.90%               3.10%
$250,000 to $499,999 .........       2.75%                  2.83%               2.30%
$500,000 to $999,999 .........       2.00%                  2.04%               1.70%
$1 million or more ...........          0%                     0%                  0%

There is no front-end sales charge if you invest $1 million or more in a Fund. This includes large total purchases made through programs such as Aggregation, Concurrent Purchases, Letters of Intent and Rights of Accumulation. These programs are described more fully in the SAI. In addition, there is no front-end sales charge on purchases by certain persons related to the Funds or their service providers and certain other persons listed in the SAI. At the option of the Trust, the front-end sales charge may be included on purchases by such persons in the future.

There is generally no contingent deferred sales charge ("CDSC") on Class A shares, except for purchases of $1 million or more, when you sell them within 18 months of when you bought them.

         YOUR INVESTMENT:                   CDSC
         $1 million to $2,499,999           1.00%
         $2.5 million to $4,999,999         0.50%
         $5 million and over                0.25%

CLASS B SHARES

BECAUSE IN MOST CASES IT IS MORE ADVANTAGEOUS TO PURCHASE CLASS A SHARES FOR AMOUNTS IN EXCESS OF $500,000, A REQUEST TO PURCHASE CLASS B SHARES FOR $500,000 OR MORE WILL USUALLY BE CONSIDERED AS A PURCHASE REQUEST FOR CLASS A SHARES OR DECLINED.

Class B shares of the Funds are sold at NAV without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the Funds. A CDSC will be charged if you redeem Class B shares within 6 years after you purchased them. The amount of the CDSC will depend on how long you have held your shares, as set forth in the following table:

                                               CDSC AS A
              YEAR SINCE PURCHASE        % OF AMOUNT SUBJECT
              PAYMENT MADE                    TO CHARGE
              First ........................     5.00%
              Second .......................     4.00%
              Third ........................     3.00%
              Fourth .......................     2.00%
              Fifth ........................     2.00%
              Sixth and thereafter* ........     None

* Class B shares will automatically convert to Class A shares after they have been held for approximately 8 years.

CONVERSION TO CLASS A SHARES. Class B shares will convert automatically to Class A shares in the month of your 8-year anniversary date or in the beginning of the 9th year after the date of your original purchase of those shares. The conversion is based on the relative NAVs of the shares of the two classes on the conversion date and no sales charge will be imposed. Class B shares you have acquired through automatic reinvestment of dividends or capital gains will be converted in proportion to the total number of Class B shares you have purchased and own. Since the Rule 12b-1 distribution fees for Class A shares are lower than for Class B shares, converting to Class A shares will lower your expenses.

CLASS C SHARES

BECAUSE IN MOST CASES IT IS MORE ADVANTAGEOUS TO PURCHASE CLASS A SHARES FOR AMOUNTS IN EXCESS OF $1 MILLION, A REQUEST TO PURCHASE CLASS C SHARES FOR $1 MILLION OR MORE WILL USUALLY BE CONSIDERED AS A PURCHASE REQUEST FOR CLASS A SHARES OR DECLINED.

Class C shares of each Fund are sold at NAV without an initial sales charge so that the full amount of your initial payment may be immediately invested in the Funds. A CDSC of 1.00% will be charged on Class C shares redeemed within 1 year after you purchased them.

INVESTING WITH AMSTAR
--------------------------------------------------------------------------------
CHOOSING THE APPROPRIATE INVESTMENTS
TO MATCH YOUR GOALS.

Investing well requires a plan. We recommend that you meet with your financial advisor to plan a strategy that will best meet your financial goals.

PURCHASING YOUR SHARES

You can contact your financial advisor to purchase shares of the Funds. You may also purchase shares of any Fund directly from the Distributor. You may also obtain an investment application from the Funds or your financial advisor. For more information about how to purchase shares, telephone the Funds (Nationwide call toll-free 1.877.309.9062).

! INVESTOR ALERT: Each Amstar Fund reserves the right to reject any purchase request - including exchanges from other Amstar Funds - that it regards as disruptive to efficient portfolio management. For example, a purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor.

You should read this Prospectus carefully and then determine how much you want to invest. Check below to find the minimum investment amount required to purchase shares as well as to learn about the various ways you can purchase your shares.

                                    Initial        Additional
                                   Investment      Investment
                                   ----------      ----------
Regular Account                     $1,000           $  50
Retirement Plan Account or
Custodial Account Under a
Uniform Transfers to
Minors Act ("UTMA")                 $  250           $  50
Investments Through the
Automatic Investment Plan           $   50           $  50

! INVESTOR ALERT: The Distributor may change these initial and additional investment minimums at any time.

HOUSEHOLDING POLICY. The Funds will send one copy of prospectuses and shareholder reports to households containing multiple shareholders with the same last name. This process, known as "householding," reduces costs and provides a convenience to shareholders. If you share the same last name and address with another shareholder and you prefer to receive separate prospectuses and shareholder reports, telephone the Funds toll-free at 1.877.309.9062 and we will begin separate mailings to you within 30 days of your request.

If you or others in your household invest in the Funds through a broker or other financial institution, you may receive separate prospectuses and shareholder reports, regardless of whether or not you have consented to householding on your investment application.

OPENING AN ACCOUNT

For information about how to purchase shares, telephone Amstar (Nationwide call toll-free 1.877.309.9062). You can invest in the Funds in the following ways:

BY MAIL OR THROUGH YOUR FINANCIAL ADVISOR

o Please make your check (drawn on a U.S. bank and payable in U.S. dollars) payable to the Amstar Funds - (Fund Name)

o    Send  your  check  with the  completed  investment  application  to  Amstar
     Investment  Trust  c/o  Ultimus  Fund  Solutions,   LLC,  P.O.  Box  46707,
     Cincinnati, Ohio 45246-0707.

o Your application will be processed subject to your check clearing. If your check is returned for insufficient funds or uncollected funds, you may be charged a fee and you will be responsible for any resulting loss to the Fund.

o    You may also open an account through your financial advisor.

o We price direct purchases based upon the next determined public offering price (NAV plus any applicable sales charge) after your order is received. Direct purchase orders received by Amstar by the close of the regular session of trading on the New York Stock Exchange ("NYSE"), generally 4:00 p.m., Eastern time, are processed at that day's public offering price. Direct investments received by Amstar after the close of the regular session of trading on the NYSE, generally 4:00 p.m., Eastern time, are processed at the public offering price next determined on the following business day. Purchase orders received by financial advisors before the close of the regular session of trading on the NYSE, generally 4:00 p.m., Eastern time, and transmitted to Amstar by 5:00 p.m., Eastern time, are processed at that day's public offering price. Purchase orders received from financial advisors after 5:00 p.m., Eastern time, are processed at the public offering price next determined on the following business day.

BY WIRE

To open a new account by wire, call the Transfer Agent at 1.877.309.9062. A representative will assist you in obtaining an account application, which must be completed, signed and telecopied (or mailed) to the Transfer Agent before payment by wire may be made. Then, request your financial institution to wire immediately available funds to:

         US Bank, N.A.
         ABA #075000022
         Attention: Amstar Investment Trust - (Fund's Name)
         Credit Account #______________________________
         Account Name__________________________________
         For Account #_________________________________

An order is considered received when US Bank, N.A., the custodian, receives payment by wire. However, the completed account application must be mailed to the Transfer Agent on the same day the wire payment is made. See "Opening an Account - By Mail" above. Your financial institution may charge a fee for wiring funds.

BY EXCHANGE

o You may exchange shares of each Fund for shares of the same class of another Amstar Fund at NAV.

o    You do not have to pay any exchange fee for your exchange.

o Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange. However, when you redeem the shares acquired through the exchange, the shares you redeem may be subject to a CDSC, depending upon when you originally purchased the shares you exchanged. For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.

o You should review the disclosure provided in the Prospectus relating to the exchanged-for shares carefully before making an exchange of your Fund shares.

THROUGH RETIREMENT PLANS

o You may invest in the Funds through various retirement plans. These include individual retirement plans and employer sponsored retirement plans, such as defined benefit and defined contribution plans.

INDIVIDUAL RETIREMENT PLANS

o    Traditional Individual Retirement Accounts (IRAs)

o    Savings Incentive Match Plan for Employees (SIMPLE IRAs)

o    Spousal IRAs

o    Roth Individual Retirement Accounts (Roth IRAs)

o    Coverdell Education Savings Accounts (Education IRAs)

o    Simplified Employee Pension Plans (SEP IRAs)

o 403(b) Tax Sheltered Accounts that employ as custodian a bank acceptable to Amstar Employer Sponsored Retirement Plans

o Defined benefit plans o Defined contribution plans (including 401k plans, profit sharing plans and money purchase plans)

o    457 plans

o    SPECIAL TAX CONSIDERATION

To determine which type of retirement plan is appropriate for you, please contact your tax advisor.

o    For further  information about any of the plans,  agreements,  applications
     and  annual   fees,   contact   the  Funds   (Nationwide   call   toll-free
     1.877.309.9062) or your financial advisor.

ADDING TO YOUR ACCOUNT

BY CHECK

o Complete the investment form provided at the bottom of a recent account statement.

o    Make your check payable to the Amstar Funds - (Fund Name).

o    Write your account number on the check.

o Either: (1) Mail the check with the investment form in the envelope provided with your account statement; or (2) Mail the check directly to your financial advisor at the address printed on your account statement. Your financial advisor is responsible for forwarding payment promptly to the Funds.

o If your check is returned for insufficient funds or uncollected funds, you may be charged a fee and you will be responsible for any resulting loss to the Fund.

BY WIRE

o Contact your bank and ask it to wire federal funds to the Amstar Funds. See "Opening an Account - By Wire" on page 26 for detailed wiring instructions.

o Purchases in the Funds will be processed at that day's public offering price if the Funds receive a properly executed wire by the close of the regular session of trading on the NYSE, generally 4:00 p.m. Eastern time, on a day when the NYSE is open for regular trading.

o    Banks may charge a fee for handling wire transfers.

o You should contact the Funds or your financial advisor for further instructions.

BY EXCHANGE

o    You may add to your account by exchanging shares from another Amstar Fund.

o For information about how to exchange shares among the Amstar Funds, see "Opening An Account - By Exchange" contained on this page.

AUTOMATIC INVESTMENT OPTIONS

The various ways that you can invest in the Funds are outlined below. The Funds do not charge any fees for these services.

AUTOMATIC INVESTMENT PLAN. You can pre-authorize monthly investments of $50 or more in a Fund to be processed electronically from a checking or savings account. You will need to complete the appropriate section in the investment application to do this. For further details about this service, call the Funds at 1.877.309.9062.

REINVESTMENT/CROSS REINVESTMENT. Dividends and capital gains can be automatically reinvested in the Fund that pays them or in another Fund within the same class of shares without a fee or sales charge. Dividends and capital gains will be reinvested in the

Fund  that  pays  them,  unless  you  indicate   otherwise  on  your  investment
application. You may also choose to have your dividends or capital gains paid to you in cash.

DIRECT DEPOSIT PURCHASE PLAN. You may automatically invest Social Security checks, private payroll checks, pension payouts or any other pre-authorized government or private recurring payments in our Funds. This occurs on a monthly basis and the minimum investment is $50.

PROCESSING ORGANIZATIONS. You may also purchase shares of the Funds through a "processing organization," (e.g., a mutual fund supermarket) which is a broker-dealer, bank or other financial institution that purchases shares for its customers. The Funds have authorized certain processing organizations to receive purchase and sales orders on their behalf. Before investing in the Funds through a processing organization, you should read any materials provided by the processing organization together with this Prospectus.

When shares are purchased this way, there may be various differences. The processing organization may:

o    Charge a fee for its services

o    Act as the shareholder of record of the shares

o    Set different minimum initial and additional investment requirements

o    Impose other charges and restrictions

o Designate intermediaries to accept purchase and sales orders on the Funds' behalf

The Funds consider a purchase or sales order as received when an authorized processing organization, or its authorized designee, receives the order in proper form. These orders will be priced based on the applicable Fund's NAV (or offering price) next computed after such order is received in proper form.

Shares held through a processing organization may be transferred into your name following procedures established by your processing organization and the Funds. Certain processing organizations may receive compensation from the Funds, the Distributor or their affiliates.

SELLING YOUR SHARES

You may sell some or all of your shares on any day that the Fund calculates its NAV. If your request is received in proper form before the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time), you will receive a price based on that day's NAV for the shares you sell. Otherwise, the price you receive will be based on the NAV that is next calculated.

BY TELEPHONE

o You can sell or exchange your shares over the telephone unless you have specifically declined this option. If you do not wish to have this ability, you must mark the appropriate section of the investment application. You may only sell shares over the telephone if the amount is less than $25,000.

o    To sell your Fund shares by telephone, call the Funds at 1.877.309.9062.

o Shares held in IRA accounts and qualified retirement plans cannot be sold by telephone.

o If we receive your sale request before the close of the regular session of trading on the NYSE, generally 4:00 p.m., Eastern time, on a day when the NYSE is open for regular trading, the sale of your shares will be processed at the next determined NAV on that day. Otherwise it will occur on the next business day.

o Interruptions in telephone service could prevent you from selling your shares by telephone when you want to. When you have difficulty making telephone sales, you should mail to the Funds (or send by overnight delivery), a written request for the sale of your shares.

o In order to protect your investment assets, the Funds will only follow instructions received by telephone that they reasonably believe to be genuine. However, there is no guarantee that the instructions relied upon will always be genuine and the Funds will not be liable in those cases. The Funds have certain procedures to confirm that telephone instructions are genuine. If it does not follow such procedures in a particular case it may be liable for any losses due to unauthorized or fraudulent instructions. Some of these procedures may include:

o    Requiring personal identification

o Making checks payable only to the owner(s) of the account shown on the Funds' records

o    Mailing checks only to the account address shown on the Funds' records

o    Directing wires only to the bank account shown on the Funds' records

o    Providing written confirmation for transactions requested by telephone

o    Tape recording instructions received by telephone

BY MAIL

o    Write to the Funds.

o    Indicate the number of shares or dollar amount to be sold.

o    Include your name and account number.

o Sign your request exactly as your name appears on your investment application.

BY WIRE

o    Complete the appropriate information on the investment application.

o If your proceeds are $1,000 or more, you may request that the Funds wire them to your bank account.

o    You may be charged a fee.

o Redemption proceeds will only be wired to a commercial bank or brokerage firm in the United States.

o Your redemption proceeds may be deposited without a charge directly into your bank account through an ACH transaction. Contact the Funds for more information.

THROUGH A SYSTEMATIC WITHDRAWAL PLAN

o You may elect to receive, or send to a third party, withdrawals of $50 or more if your account value is at least $5,000. o Withdrawals can be made monthly, quarterly, semiannually or annually.

o    There is no special fee for this service.

o    There is no minimum amount required for retirement plans.

o SPECIAL TAX CONSIDERATION

Sales through a Systematic Withdrawal Plan may result in the sale of your Fund shares at a loss or may result in taxable investment gains.

THROUGH YOUR FINANCIAL ADVISOR

o You may also sell shares by contacting your financial advisor, who may charge you a fee for this service. Shares held in street name must be sold through your financial advisor or, if applicable, the processing organization.

o Your financial advisor is responsible for making sure that sale requests are transmitted to the Funds in proper form in a timely manner.

o SPECIAL TAX CONSIDERATION

Selling your shares may cause you to incur a taxable gain or loss.

! INVESTOR ALERT: Unless otherwise specified, proceeds will be sent to the record owner at the address shown on the Funds' records.

CONTINGENT  DEFERRED SALES CHARGE

If you purchase Class A shares at a cost of $1 million or more at NAV, a maximum CDSC of 1.00% will be charged on redemptions made within 18 months of the purchase. A CDSC of 5.00% will be charged on redemptions of Class B shares made within 1 year of purchase. This charge will be incrementally reduced and after the 5th year there is no CDSC. A CDSC of 1.00% will be charged on Class C shares redeemed within 1 year of purchase.

The CDSC will not apply to redemptions of shares you received through reinvested dividends or capital gains distributions and may be waived under certain circumstances described below. The CDSC will be assessed on the lesser of your shares' NAV at the time of redemption or the time of purchase. Therefore, any increase in the share price is not subject to the CDSC. The CDSC is paid to the Distributor to reimburse expenses incurred in providing distribution-related services to the Funds in connection with the sale of shares.

No CDSC is applied if:

o The redemption is due to the death or post-purchase disability of a shareholder

o The redemption is from a systematic withdrawal plan and represents no more than 10% of your account value annually

o The redemption is a benefit payment made from a qualified retirement plan, unless the redemption is due to termination of the plan or transfer of the plan to another financial institution

When we determine whether a CDSC is payable on a redemption, we assume that:

o    The redemption is made first from amounts not subject to a CDSC; then

o    From the earliest purchase  payment(s) that remain invested in the Fund

The SAI contains further details about the CDSC and the conditions for waiving the CDSC.

SIGNATURE GUARANTEES

Some circumstances require that your request for the sale of shares have a signature guarantee. A signature guarantee helps protect you against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. Some circumstances requiring a signature guarantee include:

o    Proceeds from the sale of shares that exceed $25,000

o Proceeds to be paid when information on your investment application has been changed within the last 30 days (including a change in your name or your address, or the name or address of a payee)

o    Proceeds are being sent to an address other than the address of record

o Proceeds or shares are being sent/transferred from a joint account to an individual's account

o    Changing wire or ACH instructions or sending proceeds via wire or ACH

o Proceeds or shares are being sent/transferred between accounts with different account registrations

RECEIVING SALE PROCEEDS

Amstar will forward the proceeds of your sale to you (or to your financial advisor) within 7 days (normally within 3 business days) from the date of a proper request.

FUND SHARES PURCHASED BY CHECK. If you purchase Fund shares by personal check, the proceeds of a sale of those shares will not be sent to you until the check has cleared, which may take up to 15 days. If you may need your money more quickly, you should purchase shares by federal funds, bank wire, or with a certified check.

REINSTATEMENT PRIVILEGE. You may reinvest the proceeds from a sale, dividend or capital gain distribution of your shares in any of the Amstar Funds without a sales charge. You may do so by sending a written request and a check to the Funds within 90 days after the date of the sale, dividend or distribution. Reinvestment will be at the next NAV calculated after Amstar receives your request. If you exercise the Reinstatement Privilege, you should contact your tax advisor.

LOW ACCOUNT BALANCES. Amstar may sell your shares and send the proceeds to you if your balance falls below the minimum amount required for your account as a result of redemptions that you have made (as opposed to a reduction from market changes). This involuntary sale does not apply to retirement accounts or custodian accounts under the Uniform Transfers to Minors Act (UTMA). The Funds will notify you if your shares are about to be sold and you will have 30 days to increase your account balance to the minimum amount.

DELAY OF PAYMENT.  It is possible
that the payments of your sale proceeds could be postponed or your right to sell your shares could be suspended during certain circumstances. These circumstances can occur:

o    When the NYSE is closed for other than customary weekends and holidays

o    When trading on the NYSE is restricted

o When an emergency situation causes a Fund's sub-advisor to not be reasonably able to dispose of certain securities or to fairly determine the value of a Fund's net assets

o    During any other time when the SEC, by order, permits.

PRICING OF FUND SHARES

Each Fund's share price (also called NAV) and offering price (NAV plus a sales charge, if applicable) is determined as of the close of trading (normally 4:00 p.m., Eastern time) every day the NYSE is open. Each Fund calculates its NAV per share, generally using market prices, by dividing the total value of its net assets by the number of shares outstanding. Shares are purchased or sold at the next offering price determined after your purchase or sale order is received in proper form by the Funds.

The Funds' investments are valued based on market value or, if no market value is available, based on fair value as determined by the Board of Trustees (or under their direction). All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values. Some specific pricing strategies follow:

o Securities mainly traded on a U.S. exchange are valued at the last sale price on that exchange or, if no sales occurred during the day, at the current quoted bid price.

o Securities mainly traded on a non-U.S. exchange are generally valued according to the preceding closing values on that exchange. However, if an event that may change the value of a security occurs after the time that the closing value on the non-U.S. exchange was determined, the Board of Trustees might decide to value the security based on fair value. This may cause the value of the security on the books of a Fund to be significantly different from the closing value on the non-U.S. exchange and may affect the calculation of the NAV.

o Because portfolio securities that are primarily listed on a non-U.S. exchange may trade on weekends or other days when a Fund does not price its shares, a Fund's NAV may change on days when shareholders will not be able to buy or sell shares.

o All short-term dollar-denominated investments that mature in 60 days or less are valued on the basis of amortized cost, which the Board of Trustees has determined, represents fair value.

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------
DISTRIBUTIONS

Each Fund intends to distribute to its shareholders substantially all of its income and capital gains. The table below outlines when dividends are declared and paid for by each Fund:

                                      Dividends         Dividends
                                      Declared             Paid
                                      --------             ----
Amstar Value Fund                     annually           annually
Amstar Total Return Fund              monthly            monthly
Amstar International
  Equity Fund                         annually           annually
Amstar High Yield Fund                monthly            monthly

Distributions of any capital gains earned by a Fund will be made at least annually.

TAX  INFORMATION

You should consult with your tax advisor to address your own tax situation.

DISTRIBUTIONS. Each Fund will make distributions that may be taxed as ordinary income or capital gains (which may be taxed at different rates depending on the length of time a Fund holds its assets). Each Fund's distributions may be subject to federal income tax whether you reinvest such dividends in additional shares of the Fund or choose to receive cash.

ORDINARY INCOME. Income and short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares.

LONG-TERM CAPITAL GAINS. Long-term capital gains distributed to you are taxable as long-term capital gains for federal income tax purposes regardless of how long you have held your Fund shares.

o SPECIAL TAX CONSIDERATION

For federal income tax purposes, an exchange of shares is treated as a sale of the shares and a purchase of the shares you receive in exchange. Therefore, you may incur a taxable gain or loss in connection with the exchange.

STATEMENTS AND NOTICES. You will receive an annual statement outlining the tax status of your distributions. You will also receive written notices of certain foreign taxes paid by the Funds and certain distributions paid by the Funds during the prior taxable year.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the financial performance of the Amstar Value Fund for the period of the Fund's operations (formerly the Val Cap Mid Cap Fund). Certain financial information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the year ended September 30, 2002 has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request. The information for the periods ended September 30, 2001 and September 30, 2000 was audited by other independent public accountants. Information is not provided for the Amstar Total Return Fund, the Amstar International Equity Fund or the Amstar High Yield Fund because the public offering of shares of those Funds has not commenced as of the date of this prospectus.


                               AMSTAR VALUE FUND

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                         YEAR           YEAR         PERIOD
                                                         ENDED          ENDED         ENDED
                                                       SEPT. 30,      SEPT. 30,     SEPT. 30,
                                                         2002            2001        2000(a)
----------------------------------------------------------------------------------------------
PER SHARE DATA

Net asset value at beginning of year ...........    $   13.67       $   15.46      $   10.00

Income (loss) from investment operations:
   Net investment income .......................         0.08            0.13           0.15
   Net realized and unrealized gains
    (losses) on investments ....................        (1.98)           0.40           5.31
   Total from investment operations ............        (1.90)           0.53           5.46

Less distributions:
   Distributions from net investment income ....        (0.13)          (0.18)           --
   Distributions from net realized gains .......        (0.67)          (2.14)           --
                  Total distributions ..........        (0.80)          (2.32)           --

Net asset value at end of year .................    $   10.97       $   13.67      $   15.46

TOTAL RETURN ...................................       (15.15%)          2.92%         54.60%

Net assets at end of year ......................    $ 323,017       $ 151,453      $ 147,169

Ratio of expenses to average net assets:
  Before expense reimbursement and waived fees .        56.06%          80.71%         89.12%
  After expense reimbursement and waived fees ..         0.00%           0.00%          0.00%

Ratio of net investment income (loss)
 to average net assets:
  Before expense reimbursement and waived fees .       (54.95%)        (79.65%)       (87.75%)
  After expense reimbursement and waived fees ..         1.12%           1.06%          1.37%

Portfolio turnover rate ........................          198%            183%           272%

(a) From commencement of operations (October 2, 1999).

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                                                                              33

CUSTOMER PRIVACY POLICY
--------------------------------------------------------------------------------

WE COLLECT ONLY INFORMATION THAT IS NEEDED TO SERVE YOU AND ADMINISTER YOUR ACCOUNT.

In the process of serving you, we become stewards of your "nonpublic personal information" -- information about you that is not available publicly. This information comes to us from the following sources:

o Information you provide directly to us on applications or other forms, correspondence or through conversations (such as your name, social security number, address, phone number, assets, income, date of birth, occupation, etc.).

o Information about your transactions with us, our affiliates or others (such as your account numbers, account balances, transaction details and other financial information).

o Information we receive from third parties (such as your broker, financial planner or other intermediary you hire).

We limit the collection and use of nonpublic personal information to that which is necessary to serve you and administer your account.

WE CAREFULLY LIMIT AND CONTROL THE SHARING OF YOUR INFORMATION.

To protect your privacy, we carefully control the way in which any information about you is shared. It is our policy not to disclose any nonpublic personal information about you or former customers to anyone, except as permitted to serve your account or required by law.

We are permitted by law to disclose all of the information we collect as described above to our affiliates, advisers, transfer agents, broker-dealers, administrators or any firms that assist us in maintaining and supporting the financial products and services provided to you. For example, our transfer agent needs information to process your transactions, and our outside vendors need information so that your account statements can be printed and mailed. However, these parties are not authorized to release, use or transfer your information to any other party for their own purpose.

WE ARE COMMITTED TO THE PRIVACY OF YOUR NONPUBLIC PERSONAL INFORMATION AND WILL USE STRICT SECURITY STANDARDS TO SAFEGUARD IT.

We are committed to the security of your nonpublic personal information. Our employees and others hired to work for us are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information. Employees are bound by this privacy policy and are educated on implementing our security principles and practices.

We maintain safeguards that we believe are reasonably designed to comply with federal standards to guard your nonpublic personal information.

This privacy  policy  explains  how we handle  nonpublic  personal  information;
however, you should also review the privacy policies adopted by any of your financial intermediaries, such as a broker-dealer, bank, or trust company to understand how they protect your nonpublic personal information in accordance with our internal security standards.

This privacy policy notice is for Amstar Investment Trust (the "Trust"),  Amstar
Investment   Managment,   LLC,  the  Trust's  investment  manager,   and  Amstar
Distributors, Inc., the Trust's principal underwriter.

IF  YOU  HAVE  ANY  QUESTIONS  ABOUT  THE   CONFIDENTIALITY   OF  YOUR  CUSTOMER
INFORMATION, PLEASE CALL 1.877.309.9062 TO TALK TO A SHAREHOLDER SERVICES REPRESENTATIVE.

                            AMSTAR INVESTMENT TRUST
                                  DISTRIBUTOR
                            Amstar Distributors, Inc.
                 14 Penn Plaza, 225 West 34th Street, Suite 918
                            New York, New York 10122

                               INVESTMENT MANAGER
                       Amstar Investment Management, LLC
                 14 Penn Plaza, 225 West 34th Street, Suite 918
                            New York, New York 10122

                                 TRANSFER AGENT
                          Ultimus Fund Solutions, LLC
                                 P.O. Box 46707
                          Cincinnati, Ohio 45246-0707

                                    AUDITORS
                               Ernst & Young LLP
                              1300 Chiquita Center
                             250 East Fifth Street
                             Cincinnati, Ohio 45202

                                 LEGAL COUNSEL
                              Seward & Kissel LLP
                             One Battery Park Plaza
                            New York, New York 10004
                              SHAREHOLDER SERVICES
                                 1.877.309.9062

================================================================================

For investors who want more information about the Funds, the following documents are available free upon request: STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the Funds and is legally a part of this Prospectus.

ANNUAL/SEMIANNUAL REPORTS: The Funds' annual and semiannual reports provide additional information about the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

You can get free copies of the SAI, the reports, other information and answers to your questions about the Funds by contacting your financial advisor, or the Funds at: Amstar Investment Trust, c/o Ultimus Fund Solutions, LLC. 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246. Toll-free 1.877.309.9062

Information about the Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's public reference room in Washington, D.C. You can receive information about the operation of the public reference room by calling the SEC at 1.202.942.8090.

Reports and other information about the Funds are available on the SEC's internet site at http://www.sec.gov. For a fee, you can get text-only copies of reports and other information by writing to the Public Reference Room of the SEC, 450 Fifth Street N.W., Washington, D.C. 20549-0102, or by sending an e-mail request to: publicinfo@sec.gov.

Investment Company Act file no. 811-09405

                                                AMSTAR INVESTMENT TRUST
                                                MUTUAL FUND APPLICATION

                           THIS APPLICATION WILL OPEN ANY TYPE OF ACCOUNT EXCEPT AN IRA AND 403b(7).
                   PLEASE COMPLETE ALL INFORMATION EXACTLY AS YOU WISH IT TO APPEAR ON THE ACCOUNT

==============================================================================================================================
1    REGISTER YOUR ACCOUNT (Choose A, B, C, or D)

         A    /  / Individual or /  / Joint Tenants __________________________________________________________________

              Social Security Number _________________________________________________  Date of Birth ________________

              Joint Owner Name (if any)_______________________________________________________________________________
                                                     (Joint Tenancy is assumed unless otherwise specified)

              Social Security Number _________________________________________________  Date of Birth ________________

         B    /  / Gift to a Minor  Custodian's Name ______________________________________________   as custodian for
                                            (Please designate only one custodian and one minor per account)

              Minor's Name_______________________________________  Minor's Social Security Number ____________________

              Custodian's State of Residence __________________________________  Minor's Date of Birth _______________

         C    /  / Trust         Trustee(s)' Name_____________________________________________________________________

              Name of Trust    Date of Agreement _____________________________________________________________________

         D    /  / Corporation          /  / Partnership             /  / Other

         Entity Name _______________________________________________________ Social Security Number___________________
                                                                                                   (If Sole Proprietor)
         Taxpayer Identification Number__________________________________________________________________
         (If other entity)

         CORPORATIONS,   TRUSTS  AND  PARTNERSHIPS  REQUIRE  COMPLETION  OF  THE RESOLUTION SECTION ON THE BACK OF THIS FORM.
===============================================================================================++++++++=======================

2    YOUR ADDRESS

         Street Address______________________________________________________________________  Phone Number __________________

         City _________________  State ___________ Zip _________  Fax Number __________ E-mail Address________________________


==============================================================================================================================

YOUR INVESTMENT                                               ALLOCATE MY INVESTMENT AMONG THE FOLLOWING FUND(S)
                                                              AND SHARES:
(Check appropriate Fund(s))                                                              |   |    A shares

         / /      Amstar Value Fund                           $ ________                 |   |    B shares

         / /      Amstar Total Return Fund                    $ ________                 |   |    C shares

         / /      Amstar International Equity Fund            $ ________            (A shares will be purchased unless
                                                                                     indicated otherwise.)
         / /      Amstar High Yield Fund                      $ ________


Please make checks payable to the applicable Fund ($1,000 minimum; $250 for tax-deferred retirement plans)

         / /      Check enclosed $ __________   / / Wired from Bank $ ___________  Date _____________  Wire Number ___________


                                         ANY QUESTIONS? PLEASE CALL TOLL-FREE 1-(877) 309-9062


4    DIVIDEND AND CAPITAL GAINS PAYMENT OPTIONS

      (If no choice is made, dividends and capital gains will be reinvested.)

INCOME DIVIDENDS / /reinvested / /paid in cash   CAPITAL GAINS DISTRIBUTIONS/ /reinvested / / paid in cash
==============================================================================================================================

WIRE REDEMPTIONS

I/We authorize Ultimus Fund Solutions to honor requests believed to be authentic for wire redemptions proceeds to bank indicated.

     Bank Name______________________________________________________   Bank Account Number ___________________________________

     Bank Address __________________________________________________   Bank Telephone Number _________________________________

     Name(s) in which bank account is Registered _____________________________________________________________________________

A SIGNATURE  GUARANTEE WILL BE REQUIRED IF YOUR BANK REGISTRATION DOES NOT MATCH YOUR AMSTAR FUND ACCOUNT  REGISTRATION.
PLEASE  REVIEW THE RULES FOR  SIGNATURE GUARANTEES IN THE PROSPECTUS.
==============================================================================================================================

6    OTHER INFORMATION

     Employer Name _______________________________________________      U.S. Citizen? / /Yes / /No ___________________________
                                                                                                    (if no, indicate country)

     Employer Address_____________________________________________      Are you an associated person of an NASD member?
                                                                                        / / Yes  / / No

     Occupation __________________________________________________     _______________________________________________________
                                                                          Mother's Maiden Name (for identification purposes)


==============================================================================================================================

7    RIGHTS OF ACCULMULATION

     If you already have an account with the Amstar Investment Trust, you may be eligible for reduced sales charges subject to
     Amstar's confirmation of the following eligible holdings

Fund Name ____________________________________________________________________________________________________________________

Shareholder Name______________________________________________________________________________________________________________

Account Number(s)_____________________________________________________________________________________________________________

==============================================================================================================================

8    LETTER OF INTENT

     If you intend to invest a certain  amount over a 13-month  period in one or more of the Amstar  Funds you may be entitled to a reduced sales charge on your initial  investment.  By indicating an  amount  below,  you  agree to  the terms of the
     Letter of Intent set forth in the Statement of Additional Information.

                            / / $100,000       / / $250,000        / / $500,000       / / $1,000,000 or more

     Although you are not obligated to complete the Letter of Intent,  if it is not fulfilled during the 13-month period, your initial (and any subsequent) investments purchased at a reduced sales charge will be charged the appropriate sales charge retroactively.

/ / I am already investing under an existing Letter of Intent in the following account number ________________________________


==============================================================================================================================


9    THE AMSTAR AUTOMATIC INVESTMENT PLAN.  A VOIDED CHECK MUST BE ATTACHED.

     Bank Name_____________________________________________________________  Bank Address ____________________________________

     Bank Transit/ABA No. _________________________________________________  My Account No. __________________________________
                                          (nine digits)

     Select Monthly deposit (minimum $100) amount and day:

     / / 1st of the month (or next business day)                       / / 15th of the month (or next business day)

                                                                      $ _________________________________  Amount of Deposit
     / / Amstar Value Fund                  $ ______________

     / / Amstar Total Return Fund           $ ______________

     / / Amstar International Equity Fund   $ ______________

     / / Amstar High Yield Fund             $ ______________

The Amstar ACH is a convenient way to purchase shares automatically or at your discretion. The Amstar ACH provides a convenient way to transfer money from your bank account to your Amstar account.  Please  note savings accounts are not  eligible  for ACH.
We will send confirmation of your Amstar ACH services; please wait 3 weeks after receiving the notice before using the service.

==============================================================================================================================

10   TELEPHONE EXCHANGES AND REDEMPTIONS

Unless the box below is checked, by signing this Application, the investor authorizes each Fund and its Transfer Agent to act on the investor's telephone instructions, or on telephone instructions from any person representing to be an authorized agent of the investor and requesting a redemption or exchange on the investor's behalf.  The undersigned agrees that any redemption or exchange made pursuant  to this authorization shall be  subject to the provisions of the current  Prospectus of each Fund, and that neither the Funds nor their Transfer Agent or Distributor,  nor their  respective  affiliates,  will be  liable  for any loss, damage,  expense  or cost  which  may arise  out of any  telephone  redemption  or exchange request they reasonable believe to be genuine, including any fraudulent or unauthorized requests. The investor(s) will bear the risk of any such loss.
In an effort to determine that telephone requests are genuine,  the Funds and/or their Transfer Agent will employ  reasonable procedures, which may include, among  others, requiring  forms of  personal  identification  prior  to  acting upon telephone instructions  and  providing  written  confirmation  of  the  transactions.  Telephone  conversations  also  may be recorded.
Redemption proceeds of $1,000 or more may be wired to the shareholder's account at a commercial bank or brokerage firm in the
United states upon verbal request if the bank account information in Section 9 is complete.

(only if you do not want to use telephone authorization.)

/ / I DO NOT elect the telephone exchange privilege.

==============================================================================================================================

11   SYSTEMATIC WITHDRAWAL PLAN

This plan enables you to withdraw  money  regularly-either  by check directly to you or electronically to your domestic bank account.  It eliminates your need to make a special request every month,  quarter or year.  There is no charge by the Amstar
Investment  Trust,  and you may cancel at any time with no obligation or penalty.  Please make a total withdrawal of _______
(minimum $50) from my Amstar Investment Trust account(s) / /Monthly  / /Quarterly / /Semi-Annually / /Annually  beginning on
____/____/____  (date) from the Fund(s) listed below.  If the date falls on a  non-business day,  your systematic  withdrawal will  occur on the preceding business day. If no date is selected, your systematic withdrawal will occur on the last business day of the month.



YOUR INVESTMENT                                               ALLOCATE MY INVESTMENT USING THE FOLLOWING FUND(S)
                                                              AND SHARES:

(Check appropriate Fund(s))                                                             |  |       A shares

         / /      Amstar Value Fund                           $ ________                |  |       B shares

         / /      Amstar Total Return Fund                    $ ________                |  |       C shares

         / /      Amstar International Equity Fund            $ ________            (A shares will be purchased unless
                                                                                             indicated otherwise.)
         / /      Amstar High Yield Fund                      $ ________


==============================================================================================================================

12   ELIGIBILITY FOR EXEMPTION FROM SALES CHARGE

/ / If you are eligible for exemption from sales charges as described in the Statement of Additional Information, please call
    1-(877) 309-9062.

==============================================================================================================================

13   SIGNATURE                                                                          AMSTAR INVESTMENT TRUST
     Please sign application, enclose your check and mail to:                           P.O. BOX 46707
                                                                                        CINCINNATI, OH  45246-0707

I/we are of legal  age and have  full  authority  to  purchase  shares in Amstar Investment Trust. I/we have received and read the current  Prospectus,  agree to its terms and  understand that by  signing  below (a) I/We  hereby  ratify all instructions given on this account and agree that neither the Funds nor Amstar Distributors, Inc. nor Ultimus Fund Solutions, LLC nor their affiliates  will  be liable  for any loss,  cost  or  expense  for  acting  upon such  instructions  (by telephone or writing)
believed by it  to be genuine and  in  accordance  with  the procedures described in  the Prospectus, and (b) as  required  by
Federal Law, I/We certify  under  Penalties  of  Perjury  (1) that  the  Social  Security or  Taxpayer  Identification  Number
provided  herein is correct,  (2) that the IRS has never notified  me/us that I/we are subject to backup  withholding, and (3)
I/we are U.S.  persons  (including a U.S.  resident  alien).  (Note:  if  part (2) of this sentence is  not true in your case, please strike out that part before signing.)  I/WE  RECOGNIZE THAT THE IRS DOES NOT REQUIRE MY/OUR CONSENT TO ANY PROVISION OF
THIS  DOCUMENT   OTHER  THAN  THE   CERTIFICATIONS   REQUIRED  TO  AVOID  BACKUP WITHHOLDING.


Owner or Custodian ____________________________________________________________   Date _______________________________________

Joint Owner (if any) __________________________________________________________   Date _______________________________________

Corporate Officers or Trustees (Please complete certification below.)

Signature __________________________________________________  Title ___________________________ Date _________________________

Signature __________________________________________________  Title ___________________________ Date _________________________


COMPLETE THE  CERTIFICATION  BELOW ONLY IF YOU ARE A  CORPORATION,  PARTNERSHIP, TRUST, OR OTHER ORGANIZATION.

I hereby certify: i) that I am the duly qualified ____________________________ of _______________________, a _________________

duly organized and existing under the laws of _________________________________________.


                                                                                                          CORPORATE
OR                                                                                                           SEAL

ii) that ____________________________________________________ is (are) the currently acting

[trustees(s)] [partners(s)] of ____________________________________________________________.

That all actions by shareholders, directors, trustees, partners, and other bodies necessary to execute the Purchase Application and establish an account with Amstar Investment Trust have been taken, and further



That the following officer(s) or trustee(s) are, and until further notice to Amstar Investment Trust will be, duly  authorized and empowered to purchase, sell,  assign,  transfer  and  withdraw  securities  and funds from the account established hereby.

Name _________________________________________________  Title ____________________ Signature _________________________________

Name _________________________________________________  Title ____________________ Signature _________________________________

Signature of certifying officer __________________________________________________ Date ______________________________________

======================================================================================================================

14   FOR COMPLETION BY INVESTMENT DEALER

We hereby submit this  Application for purchase of shares in accordance with the terms of our Selling  Agreement  with  Amstar
Distributors, Inc. and with the current Prospectus for the Funds.

Investment Dealer Name _____________________________________________________________  Dealer Number __________________________

Dealer's Corporate Office Address  __________________________________________ City __________________ State_______ Zip _______

Representative's Name ________________________________________________________________________________________________________

Representative's Branch Office Address_______________________________________ City __________________ State_______ Zip _______

Representative's Telephone Number __________________ Representative's Number _________________ Branch Office Number __________

Authorized Signature of Investment Dealer

X
______________________________________________________________________________________________________________________________
TITLE

==============================================================================================================================

                                Amstar Value Fund
                            Amstar Total Return Fund
                        Amstar International Equity Fund
                             Amstar High Yield Fund

                          Each a separate Portfolio of

                             AMSTAR INVESTMENT TRUST

                       Statement of Additional Information

                                January 31, 2003

     This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectus for Amstar Investment Trust dated January 31, 2003, which may be supplemented from time to time. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. Copies of the Prospectus may be obtained without charge, upon request, by writing Amstar Investment Trust at 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, or by calling toll free 1-877-309-9062.


                                TABLE OF CONTENTS

AMSTAR INVESTMENT TRUST ...................................................    2

FUND OBJECTIVES, INVESTMENTS, STRATEGIES AND RISKS ........................    2

CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE ......................   23

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION ............................   24

SPECIAL SHAREHOLDER SERVICES ..............................................   29

MANAGEMENT OF THE TRUST ...................................................   32

INVESTMENT ADVISER AND SUB-ADVISERS .......................................   34

PORTFOLIO TRANSACTIONS ....................................................   37

OTHER SERVICE PROVIDERS ...................................................   39

GENERAL INFORMATION .......................................................   42

ADDITIONAL TAX INFORMATION ................................................   44

PERFORMANCE INFORMATION ...................................................   46

FINANCIAL STATEMENTS ......................................................   48

                       STATEMENT OF ADDITIONAL INFORMATION


                             AMSTAR INVESTMENT TRUST

     Amstar Investment Trust (the "Trust") is an open-end management investment company which currently offers four separate and diversified investment portfolios, Amstar Value Fund (formerly Val Cap Mid Cap Fund), Amstar Total Return Fund, Amstar International Equity Fund and Amstar High Yield Fund (collectively, the "Funds" and each individually, a "Fund"). The Trust was organized and its Certificate of Trust was filed with the State of Delaware on June 22, 1999. The Trust document was amended on November 27, 2002 to change the name of the Trust to Amstar Investment Trust (formerly Valenzuela Capital Trust) and to add three new series to the Trust.

     Pursuant to a written consent of shareholders of the Val Cap Mid Cap Fund, signed on November 27, 2002, the Val Cap Mid Cap Fund changed its name to the Amstar Value Fund.

     Class A, Class B and Class C shares of each Fund, represent an interest in the same assets of the respective Fund, have the same rights and are identical in all material respects except that (i) each class of shares may bear different distribution fees; (ii) each class of shares is subject to different sales charges; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees' fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares; and (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Board of Trustees may classify and reclassify the shares of a Fund into additional classes of shares at a future date.



               FUND OBJECTIVES, INVESTMENTS, STRATEGIES AND RISKS

                              INVESTMENT OBJECTIVES

     The Amstar Value Fund's objective is capital appreciation primarily through investments in common stock of small to mid-capitalization companies.

     The Amstar Total Return Fund's objective is maximum current income, with a secondary objective of growth.

     The Amstar International Equity Fund's objective is long-term growth of capital.

     The Amstar High Yield Fund's objective is to achieve a high level of income as its main goal; capital appreciation is a secondary consideration.

      ADDITIONAL INFORMATION ON PORTFOLIO INVESTMENTS, STRATEGIES AND RISKS

     Information contained in this Statement of Additional Information expands upon information contained in the Funds' Prospectus. No investment in shares of a Fund should be made without first reading the Prospectus.

CONVERTIBLE SECURITIES

     The Funds may invest in convertible securities and bonds issued as a unit with warrants. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which generally provide a stable stream of income with yields that are generally higher than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market price of the underlying common stock.

WARRANTS AND RIGHTS

     Warrants are essentially options to purchase equity securities at specific prices and are valid for a specific period of time. Prices of warrants do not necessarily move in concert with the prices of the underlying securities. Rights are similar to warrants but generally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

PREFERRED STOCKS

     Preferred stocks, unlike common stocks, offer a stated dividend rate payable from a corporation's earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stocks may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stocks may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation's assets in the event of liquidation are generally subordinate to the rights associated with a corporation's debt securities.

FIXED INCOME SECURITIES

     The performance of the debt component of a Fund's portfolio depends primarily on interest rate changes, the average weighted maturity of the portfolio and the quality of the securities held. The debt component of a Fund's portfolio will tend to decrease in value when interest rates rise and increase when interest rates fall. Generally, shorter term securities are less sensitive to interest rate changes, but longer term securities offer higher yields. A Fund's share price and yield will also depend, in part, on the quality of its investments. While U.S. Government securities are generally of high quality, government securities that are not backed by the full faith and credit of the United States and other debt securities may be affected by changes in the creditworthiness of the issuer of the security. The extent that such changes are reflected in a Fund's share price will depend on the extent of the Fund's investment in such securities.

FOREIGN SECURITIES

     Each Fund may invest a portion of its assets in foreign securities. The Amstar International Equity Fund may invest 100% of its total assets in foreign securities. Investment in foreign securities is subject to special investment risks that differ from those related to securities of U.S. domestic issuers. Since investments in the securities of foreign issuers may involve currencies of foreign countries, the Funds may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies.

     Since foreign companies are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Funds endeavor to achieve the most favorable net results in their portfolio transactions. There is generally less government supervision and regulation of the securities exchanges, brokers, dealers and listed companies than in the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.

     Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a Fund is not invested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause that Fund to miss attractive investment opportunities. Losses to a Fund due to subsequent declines in the value of portfolio securities, or losses arising out of the Fund's inability to fulfill a contract to sell portfolio securities, could result in potential liability to the Fund. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect a Fund's investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

     The conversion of the eleven member states of the European Union to a common currency, the "euro," occurred on January 1, 1999. As a result of the conversion, securities issued by the member states are subject to certain risks, including competitive implications of increased price transparency of European Union markets (including labor markets) resulting from adoption of a common currency and issuers' plans for pricing their own products and services in euro; an issuer's ability to make any required information technology updates on a timely basis, and costs associated with the conversion (including costs of dual currency operations through January 1, 2002); currency exchange rate risk and derivatives exposure (including the disappearance of price sources, such as certain interest rate indices); continuity of material contracts and potential tax consequences. Other risks include the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to currencies other than the euro; the maintenance of exchange rates for currencies that were converted into the euro; the fluctuation of the euro relative to other currencies; whether the interest rate, tax and labor regimes of European countries participating in the EU will converge over time; and whether the conversion of the currencies of other EU countries such as the United Kingdom, Denmark and Greece into the euro and the admission of other non-EU countries such as Poland, Latvia and Lithuania as members of the EU may have an impact on the euro. These or other factors, including political and economic risks, could cause market disruptions and could adversely affect the value of securities and foreign currencies held by the Funds. Commissions on transactions in foreign securities may be higher than those for similar transactions on domestic stock markets. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

     For many foreign securities, U.S. dollar-denominated American Depository Receipts ("ADRs"), which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate all of the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in foreign issuers' stock, a Fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, standards which are more uniform and more exacting than those to which many foreign issuers may be subject. The Funds also may invest in EDRs which are receipts evidencing an arrangement with a European bank similar to that for ADRs and are designed for use in the European securities markets. EDRs are not necessarily denominated in the currency of the underlying security. The Funds also may invest in GDRs which may be issued by institutions located anywhere in the world and traded in any securities market.

     Generally unsponsored ADRs, EDRs and GDRs require the holders to bear most of the costs of such facilities while issuers of sponsored facilities normally pay more of the costs. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders with respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through the voting rights.

BORROWING MONEY

     Borrowing for the purpose of purchasing securities is a practice known as "leverage." This practice involves special risks and is considered a speculative investment technique. Leverage exists when a Fund incurs borrowings or other liabilities to enable it to purchase and hold investment positions in an amount that exceeds the Fund's capital base. Leverage creates the risk of magnified capital losses which occur when the additional investments purchased by using leverage decline in value because, in such cases, a Fund's losses will be greater than if it did not borrow money to purchase investments. Borrowing involves the creation of a liability that requires the Funds to pay interest.

     The risks of leverage include a higher volatility of the net asset value of a Fund's shares and the relatively greater effect on the net asset value of the shares caused by declines in the prices of the Fund's investments, adverse market movements and increases in the cost of borrowing. So long as a Fund is able to realize a net return on the additional investments purchased by using leverage that is higher than the interest expense incurred, leverage will result in higher investment returns to the Fund than if the Fund were not leveraged. On the other hand, changes in securities prices could cause the relationship between the cost of leveraging and the return to change so that rates involved in the leveraging arrangement may substantially increase relative to the return on the securities in which the proceeds of the leveraging have been invested. To the extent that the interest expense involved in leveraging approaches the net return on a Fund's investment portfolio, the benefit of leveraging will be reduced, and, if the interest expense on borrowings were to exceed the net return to shareholders, the Fund's use of leverage would result in a lower rate of return than if the Fund were not leveraged. Similarly, the effect of leverage in a declining market could be a greater decrease in net asset value per share than if the Fund were not leveraged. In an extreme case, if a Fund's current investment income were not sufficient to meet the interest expense of leverage, it could be necessary for the Fund to liquidate certain of its investments at an inappropriate time.

     During the coming year, each Fund does not intend to borrow money for leveraging purposes, but may borrow up to 30% of its net assets to maintain necessary liquidity to make payments for redemptions of Fund shares; provided that the Funds will not purchase any additional investments while such borrowings are outstanding.

INVESTMENT COMPANIES

     Each of the Funds, individually, may invest up to 5% of the value of its total assets in the securities of any registered investment company, provided that a Fund may not acquire more than 3% of the total outstanding shares of any registered investment company, and provided further that no more than 10% of a Fund's total assets may be invested in the securities of registered investment companies in the aggregate. Notwithstanding the foregoing percentage limitations, a Fund may invest any percentage of its assets in a registered investment company if immediately after such purchase not more than 3% of the total outstanding shares of such registered investment company is owned by the Funds and all affiliated persons of the Funds. The Funds will incur additional expenses due to the duplication of expenses to the extent they invest in securities of other investment companies.

COMMERCIAL PAPER

     Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than 9 months and fixed rates of return. The Funds may invest in commercial paper rated in any rating category or not rated by a Nationally Recognized Statistical Rating Organization ("NRSRO"). In general, investment in lower-rated instruments is more risky than investment in instruments in higher-rated categories. The Funds also may invest in Canadian commercial paper issued by a Canadian corporation or counterpart of a U.S. corporation and Europaper.

CERTIFICATES OF DEPOSIT

     Certificates  of  deposit  are  generally   short-term,   interest-bearing,
negotiable certificates issued by banks or savings and loan associations against funds deposited in the issuing institution.

TIME DEPOSITS

     Time deposits are deposits in a bank or other financial institution for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.

BANKER'S ACCEPTANCES

     A banker's acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer, or storage of goods). The borrower, as well as the bank, is liable for payment, and the bank unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

ILLIQUID SECURITIES

     Each Fund may purchase illiquid securities, but will not do so if as a result more than 15% of a Fund's net assets would be invested in those securities. Illiquid securities generally include (i) private placements and other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many individually negotiated currency swaps and most privately negotiated investments in state enterprises that have not yet conducted an initial equity offering, (ii) over-the-counter options and assets used to cover over-the-counter options, and
(iii) repurchase agreements not terminable within seven days.

     Because of the absence of a trading market for illiquid securities, a Fund may not be able to sell those securities at the times it desires to do so or at prices which are favorable. The investment manager will monitor the liquidity of the Funds' investments in illiquid securities. Rule 144A securities will not be treated as "illiquid" for purposes of this limit on investments in accordance with procedures adopted by the Trust's Board of Trustees.

     A Fund, if it invests in securities for which there is no ready market, may not be able to readily sell such securities. Such securities are unlike securities that are traded in the open market and can be expected to be sold immediately if the market is adequate. The sale price of illiquid securities may be lower or higher than the investment manager's most recent estimate of their fair market value. Generally, less public information is available about the issuers of such securities than about companies whose securities are publicly traded. To the extent that these securities are foreign securities, there is no law in many of the countries in which the Funds may invest similar to the Securities Act of 1933 requiring an issuer to register the sale of securities with a governmental agency or imposing legal restrictions on resales of securities, either as to length of time the securities may be held or manner of resale. However, there may be contractual restrictions on resales of non-publicly traded foreign securities. During the coming year, each Fund does not intend to invest more than 5% of its net assets in illiquid securities.

STRIPS AND CUBES

     STRIPS are U.S. Treasury bills, notes, and bonds that have been issued without interest coupons or stripped of their unmatured interest coupons, interest coupons that have been stripped from such U.S. Treasury securities, and receipts or certificates representing interests in such stripped U.S. Treasury securities and coupons. A STRIPS security pays no interest in cash to its holder during its life although interest is accrued for federal income tax purposes. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value.

     Investing in STRIPS may help to preserve capital during periods of declining interest rates. For example, if interest rates decline, GNMA Certificates owned by a Fund which were purchased at greater than par are more likely to be prepaid, which would cause a loss of principal. In anticipation of this, a Fund might purchase STRIPS, the value of which would be expected to increase when interest rates decline.

     STRIPS do not entitle the holder to any periodic payments of interest prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make periodic distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, STRIPS eliminate the reinvestment risk and lock in a rate of return to maturity. Current federal tax law requires that a holder of a STRIPS security accrue a portion of the discount at which the security was purchased as income each year even though the Fund received no interest payment in cash on the security during the year.

     In addition to STRIPS, the Funds may also purchase separately traded interest and principal component parts of obligations that are transferable through the Federal book entry system, known as Coupon Under Book Entry Safekeeping ("CUBES"). These instruments are issued by banks and brokerage firms and are created by depositing Treasury notes and Treasury bonds into a special account at a custodian bank. The Custodian holds the interest and principal payments for the benefit of the registered owner of the certificates or receipts. The Custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS"). STRIPS, CUBES, TRs, TIGRs and CATS are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is amortized over the life of the security, and such amortization will constitute the income earned on the security for both accounting and tax purposes. Because of these features, these securities may be subject to greater interest rate volatility than interest-paying U.S. Treasury obligations.

GNMA CERTIFICATES

     The term "GNMA Certificates" refers to mortgage-backed securities representing part ownership of a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations and insured by either the Federal Housing Administration or the Farmer's Home Administration or guaranteed by the Veteran's Administration. GNMA

Certificates are guaranteed by the Government National Mortgage Association and are backed by the full faith and credit of the United States.

     1. THE LIFE OF GNMA CERTIFICATES. The average life of GNMA Certificates is likely to be substantially less than the original maturity of the mortgage pools underlying the GNMA Certificates due to prepayments, refinancing and payments from foreclosures. Thus, the greatest part of principal will usually be paid well before the maturity of the mortgages in the pool. As prepayment rates of individual mortgage pools will vary widely, it is not possible to accurately predict the average life of a particular issue of GNMA Certificates. However, statistics published by the FHA are normally used as an indicator of the expected average life of GNMA Certificates. These statistics indicate that the average life of single-family dwelling mortgages with 25-30 year maturities, the type of mortgages backing the vast majority of GNMA Certificates, is approximately 12 years. However, mortgages with high interest rates have experienced accelerated prepayment rates which would indicate a shorter average life.

     2. YIELD CHARACTERISTICS OF GNMA CERTIFICATES. The coupon rate of interest of GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the GNMA Certificates, but only by the amount of the fees paid to the GNMA and the issuer. For the most common type of mortgage pool, containing single-family dwelling mortgages, the GNMA receives an annual fee of 0.06 of 1% of the outstanding principal for providing its guarantee, and the issuer is paid an annual fee of 0.44 of 1% for assembling the mortgage pool and for passing through monthly payments of interest and principal to Certificate holders.

     The coupon rate by itself, however, does not indicate the yield which will be earned on the GNMA Certificates for the following reasons:

     (a) GNMA Certificates may be issued at a premium or discount, rather than at par.

     (b) After issuance, GNMA Certificates may trade in the secondary market at a premium or discount.

     (c) Interest is earned monthly, rather than semiannually as for traditional bonds. Monthly compounding has the effect of raising the effective yield earned on GNMA Certificates.

     (d) The actual yield of each GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying the Certificate. If mortgagors pay off their mortgages early, the principal returned to Certificate holders may be reinvested at more or less favorable rates.

     3. MARKET FOR GNMA CERTIFICATES. Since the inception of the GNMA mortgage-backed securities program in 1970, the amount of GNMA Certificates outstanding has grown rapidly. The size of the market and the active participation in the secondary market by securities dealers and many types of investors make GNMA Certificates highly liquid instruments. Prices of GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market rates, the Certificate's coupon rate and the prepayment experience of the pool of mortgages backing each Certificate.

FHLMC CERTIFICATES

     The term "FHLMC Certificates" refers to mortgage-backed securities representing part ownership of a pool of mortgage loans, which are guaranteed by the Federal Home Loan Mortgage Corporation. The Federal Home Loan Mortgage Corporation is the leading seller of conventional mortgage securities in the United States. FHLMC Certificates are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute debts or obligations of the United States or any Federal Home Loan Bank.

     Mortgage loans underlying FHLMC Certificates will consist of fixed rate mortgages with original terms to maturity of between 10 and 30 years, substantially all of which are secured by first liens on one-family or two-to-four family residential properties. Mortgage interest rates may be mixed in a pool. The seller/servicer of each mortgage retains a minimum three-eighths of 1% servicing fee, and any remaining excess of mortgage rate over coupon rate is kept by the Federal Home Loan Mortgage Corporation. The coupon rate of a FHLMC Certificate does not by itself indicate the yield which will be earned on the Certificate for the reasons discussed above in connection with GNMA Certificates.

FNMA CERTIFICATES

     The term "FNMA Certificates" refers to mortgage-backed securities representing part ownership of a pool of mortgage loans, which are guaranteed by the Federal National Mortgage Association. The FNMA, despite having U.S. Government agency status, is also a private, for-profit corporation organized to provide assistance in the housing mortgage market. The only function of the FNMA is to provide a secondary market for residential mortgages. Mortgage loans underlying FNMA Certificates reflect a considerable diversity and are purchased from a variety of mortgage originators. They are typically collateralized by conventional mortgages (not FHA-insured or VA-guaranteed). FNMA Certificates are highly liquid and usually trade in the secondary market at higher yields than GNMA Certificates. The coupon rate of a FNMA Certificate does not by itself indicate the yield which will be earned on the Certificate for the reasons discussed above in connection with GNMA Certificates.

COLLATERALIZED MORTGAGE OBLIGATIONS

     The Funds may invest in Collateralized Mortgage Obligations ("CMOs"). CMOs are fully collateralized bonds which are the general obligations of the issuer thereof. The key feature of the CMO structure is the prioritization of the cash flows from a pool of mortgages among the several classes of CMO holders, thereby creating a series of obligations with varying rates and maturities appealing to a wide range of investors. CMOs generally are secured by an assignment to a trustee under the indenture pursuant to which the bonds are issued for collateral consisting of a pool of mortgages.

     Payments with respect to the underlying mortgages generally are made to the trustee under the indenture. Payments of principal and interest on the underlying mortgages are not passed through to the holders of the CMOs as such (that is, the character of payments of principal and interest is not passed through and therefore payments to holders of CMOs attributable to interest paid and principal repaid on the underlying mortgages do not necessarily constitute income and return of capital, respectively, to such holders), but such payments are dedicated to payment of interest on and repayment of principal of the CMOs. CMOs are issued in two or more classes or series with varying maturities and stated rates of interest determined by the issuer. Because interest and principal payments on the underlying mortgages are not passed through to holders of CMOs, CMOs of varying maturities may be secured by the same pool of mortgages, the payments on which are used to pay interest on each class and to retire successive maturities in sequence. CMOs are designed to be retired as the underlying mortgages are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to maturity. Therefore, although in most cases the issuer of CMOs will not supply additional collateral in the event of such prepayments, there will be sufficient collateral to secure CMOs that remain outstanding.

     In 1983, the Federal Home Loan Mortgage Corporation began issuing CMOs. Since FHLMC CMOs are the general obligations of the FHLMC, it will be obligated to use its general funds to make payments thereon if payments generated by the underlying mortgages are insufficient to pay principal and interest in its CMOs. In addition, CMOs are issued by private entities, such as financial institutions, mortgage bankers and subsidiaries of homebuilding companies. The structural features of privately issued CMOs will vary considerably from issue to issue, and the Sub-Advisor will consider such features, together with the character of the underlying mortgage pool and the liquidity and credit rating of the issue. The Sub-Advisor will consider privately issued CMOs as possible investments only when the underlying mortgage collateral is insured, guaranteed or otherwise backed by the U.S. Government or one or more of its agencies or instrumentalities.

     Several classes of securities are issued against a pool of mortgage collateral. The most common structure contains four classes of securities; the first three classes pay interest at their stated rates beginning with the issue date and the final class is typically an accrual class (or Z bond). The cash flows from the underlying mortgage collateral are applied first to pay interest and then to retire securities. The classes of securities are retired sequentially. All principal payments are directed first to the shortest-maturity class (or A bonds). When those securities are completely retired, all principal payments are then directed to the next-shortest-maturity security (or B bond). This process continues until all of the classes have been paid off. Because the cash flow is distributed sequentially instead of pro rata as with pass-through securities, the cash flows and average lives of CMOs are more predictable, and there is a period of time during which the investors into the longer maturity classes receive no principal paydowns.

     One or more tranches of a CMO may have coupon rates that reset periodically at a specified increment over an index, such as the London Interbank Offered Rate ("LIBOR"). These adjustable rate tranches, known as "floating-rate CMOs," will be treated as Adjustable Rate Mortgage Securities ("ARMS"). Floating-rate CMOs may be backed by fixed-rate or adjustable-rate mortgages. Floating-rate CMOs are typically issued with lifetime "caps" on the coupon rate.

     These caps, similar to the caps on ARMS, represent a ceiling beyond which the coupon rate may not be increased, regardless of increases in the underlying interest rate index. Mortgage-related securities such as CMOs may not be readily marketable. To the extent any of these securities are not readily marketable in the judgment of the sub-advisor, the Funds may not invest more than 15% of total assets in such securities.

ADJUSTABLE RATE MORTGAGE SECURITIES  ("ARMS")

     Generally, adjustable rate mortgages have a specified maturity date and amortize principal over their life. In periods of declining interest rates there is a reasonable likelihood that ARMS will experience increased rates of prepayment of principal. However, the major difference between ARMS and fixed-rate mortgage securities is that the interest rate can and does change in accordance with movements in a particular, pre-specified, published interest rate index. There are two main categories of indices: those based on U.S. Treasury obligations and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. The amount of interest on an adjustable rate mortgage is calculated by adding a specified amount to the applicable index, subject to limitations on the maximum and minimum interest that is charged during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period.

     The underlying mortgages which collateralize the ARMS will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down (1) per reset or adjustment interval and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization. The value of mortgage-related securities in which a Fund invests may be affected if market interest rates rise or fall faster and farther than the allowable caps or floors on the underlying residential mortgage loans. Additionally, even though the interest rates on the underlying residential mortgages are adjustable, amortization and prepayments may occur, thereby causing the effective maturities of the mortgage-related securities in which a Fund invests to be shorter than the maturities stated in the underlying mortgages.

INFLATION-INDEXED BONDS

     The Funds may invest in inflation-indexed bonds, which are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. Such bonds generally are issued at an interest rate lower than typical bonds, but are expected to retain their principal value over time. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing principal value, which has been adjusted for inflation.

     Inflation-indexed securities issued by the U.S. Treasury will initially have maturities of five or ten years, although it is anticipated that securities with other maturities will be issued in the future. The securities will pay interest on a semiannual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semiannually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semiannual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year reached 3%, the end-of-year par value of the bond would be $1,030 and the second semiannual interest payment would be $15.45 ($1,030 times 1.5%).

     If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds may also invest in other inflation related bonds, which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

     The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

     While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

     The U.S. Treasury has only recently begun issuing inflation-indexed bonds. As such, there is no trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop, although one is expected. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so. There also can be no assurance that the U.S. Treasury will issue any particular amount of inflation-indexed bonds. Certain foreign governments, such as the United Kingdom, Canada and Australia, have a longer history of issuing inflation-indexed bonds, and there may be a more liquid market in certain of these countries for these securities.

     The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

     Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

REPURCHASE AGREEMENTS AND PURCHASE AND SALE CONTRACTS

     Each Fund may invest in securities pursuant to repurchase agreements or purchase and sale contracts. Repurchase agreements will be entered into only with a member bank of the Federal Reserve System or a primary dealer in U.S. Government securities. Purchase and sale contracts will be entered into only with financial institutions which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. Under such agreements, the other party agrees, upon entering into the contract with a Fund, to repurchase the security at a mutually agreed upon time and price in a specified currency, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period although it may be affected by currency fluctuations. In the case of repurchase agreements, the prices at which the trades are conducted do not reflect accrued interest on the underlying obligation; whereas, in the case of purchase and sale contracts, the prices take into account accrued interest. Such agreements usually cover short periods, such as under one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In the case of a repurchase agreement, as a purchaser, a Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement; such Fund does not have the right to seek additional collateral in the case of purchase and sale contracts. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by a Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, a Fund may suffer time delays and incur costs or possible losses in connection with disposition of the collateral. A purchase and sale contract differs from a repurchase agreement in that the contract arrangements stipulate that the securities are owned by such Fund. In the event of a default under such a repurchase agreement or under a purchase and sale contract, instead of the contractual fixed rate, the rate of return to a Fund would be dependent upon intervening fluctuations of the market values of such securities and the accrued interest on the securities. In such event, a Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform. Repurchase agreements and purchase and sale contracts maturing in more than seven days are deemed illiquid by the SEC and are therefore subject to each Fund's investment restriction limiting investments in securities that are not readily marketable to 15% of the Fund's net assets.

MUNICIPAL OBLIGATIONS

     The Amstar Total Return Fund may invest in municipal obligations. The other Funds reserve the right to invest in municipal obligations. Municipal obligations are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, or financing for specific projects or public facilities. They may be issued in anticipation of future revenues, and may be backed by the full taxing power of a municipality, the revenues from a specific project, or the credit of a private organization. The value of some or all municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights on municipal securities holders. The Amstar Total Return Fund may own a municipal security directly or through a participation interest.

LENDING OF PORTFOLIO SECURITIES

     In order to generate additional income, each of the Funds may, from time to time, lend its portfolio securities to broker-dealers, banks or institutional borrowers of securities. A Fund must receive 100% collateral in the form of cash or U.S. government securities. This collateral must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination by the Fund or the borrower at any time. While the Fund does not have the right to vote securities on loan, it has the right to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults in its obligation to a Fund, the Fund bears the risk of delay in the recovery of its portfolio securities and the risk of loss of rights in the collateral. The Funds will only enter into loan arrangements with broker-dealers, banks or other institutions which the investment manager has determined are creditworthy under guidelines established by the Trustees.

     At such time as the Funds engage in the practice of securities lending, the Trustees will adopt procedures in order to manage the risks of securities lending.

WHEN-ISSUED SECURITIES AND SECURITIES PURCHASED ON A TO-BE-ANNOUNCED BASIS.

     The Funds will only make commitments to purchase securities on a when-issued or to-be-announced ("TBA") basis with the intention of actually acquiring the securities. A Fund may sell the securities before the settlement date if it is otherwise deemed advisable as a matter of investment strategy or in order to meet its obligations, although it would not normally expect to do so. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and involve the risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. In a TBA transaction, a Fund has committed to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount in transactions involving mortgage-related securities.

     The Funds may purchase securities on a when-issued or TBA basis only if delivery and payment for the securities takes place within 120 days after the date of the transaction. In connection with these investments, each Fund will direct the Custodian to place cash or liquid securities in a segregated account in an amount sufficient to make payment for the securities to be purchased. When a segregated account is maintained because a Fund purchases securities on a when-issued or TBA basis, the assets deposited in the segregated account will be valued daily at market for the purpose of determining the adequacy of the securities in the account. If the market value of such securities declines, additional cash or securities will be placed in the account on a daily basis so that the market value of the account will equal the amount of a Fund's commitments to purchase securities on a when-issued or TBA basis. To the extent funds are in a segregated account, they will not be available for new investment or to meet redemptions. Securities purchased on a when-issued or TBA basis and the securities held in a Fund's portfolio are subject to changes in market value based upon changes in the level of interest rates (which will generally result in all of those securities changing in value in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, if in order to achieve higher returns, a Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued or TBA basis, there will be a possibility that the market value of the Fund's assets will experience greater fluctuation. The purchase of securities on a when-issued or TBA basis may involve a risk of loss if the seller fails to deliver after the value of the securities has risen.

     When the time comes for a Fund to make payment for securities purchased on a when-issued or TBA basis, the Fund will do so by using then available cash flow, by sale of the securities held in the segregated account, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the securities purchased on a when-issued or TBA basis themselves (which may have a market value greater or less than the Fund's payment obligation).

     The Funds, excluding the Amstar Total Return Fund, do not currently intend to invest more than 5% of their net assets in securities purchased on a when-issued or to-be-announced basis. The Amstar Total Return Fund will not invest more than 25% of its net assets in securities purchased on a when-issued or TBA basis.

HIGH YIELD SECURITIES ("JUNK BONDS")

     The Amstar High Yield Fund will invest primarily in junk bonds while the Amstar Total Return Fund may invest in junk bonds to a lesser extent. Investing in high yield securities involves special risks in addition to the risks associated with investments in higher rated fixed income securities. High yield securities may be regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and the ability to achieve its investment objective may, to the extent of its investments in high yield securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality debt securities.

     High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of high yield securities have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of high yield securities defaults, the Fund may incur additional expenses to seek recovery. In the case of high yield securities structured as zero coupon or payment-in-kind securities, the market prices of such securities are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

     The secondary markets on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect and cause large fluctuations in the daily net asset value of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly traded market.

     The use of credit ratings as the sale method of evaluating high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. The sub-adviser does not rely solely on credit ratings when selecting securities for the Fund, and develops its own independent analysis of issuer credit quality. If a credit rating agency changes the rating of a portfolio security held by a Fund, a Fund may retain the portfolio security if the sub-adviser deems it in the best interest of shareholders.

HEDGING STRATEGIES

     Each Fund may engage in various portfolio strategies to hedge against adverse movements in the equity, debt and currency markets. Each Fund may buy or sell futures contracts, write (i.e., sell) covered call and put options on its portfolio securities, purchase put and call options on securities and engage in transactions in related options on such futures. Each of these portfolio strategies is described below. Although certain risks are involved in options and futures transactions, the sub-adviser believes that, because the Funds will engage in options and futures transactions only for hedging purposes, the options and futures portfolio strategies of a Fund will not subject it to the risks frequently associated with the speculative use of options and futures transactions. While a Fund's use of hedging strategies is intended to reduce the volatility of the net asset value of the Fund's shares, the Fund's net asset value will fluctuate. There can be no assurance that a Fund's hedging transactions will be effective. Also, a Fund may not necessarily be engaging in hedging activities when movements in any equity, debt or currency market occur.

OPTIONS TRADING

     Each of the Funds may purchase put and call options. A call option gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price at any time prior to the expiration of the option, regardless of the market price or exchange rate of the security or foreign currency, as the case may be. The premium paid to the writer is consideration for undertaking the obligations under the option contract. A put option gives the purchaser the right to sell the underlying security or foreign currency at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price or exchange rate of the security or foreign currency, as the case may be. Put and call options purchased by the Funds are valued at the last sale price, or in the absence of such a price, at the mean between bid and asked price.

     When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or a loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option is exercised, the Fund may deliver the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

     In order to close out a call option it has written, the Fund will enter into a "closing purchase transaction" (the purchase of a call option on the same security or currency with the same exercise price and expiration date as the call option which such Fund previously has written). When a portfolio security or currency subject to a call option is sold, the Fund will effect a closing purchase transaction to close out an existing call option on that security or currency. If the Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security or currency until the option expires or that Fund delivers the underlying security or currency upon exercise. In addition, upon the exercise of a call option by the option holder, the Fund will forego the potential benefit represented by market depreciation over the exercise price.

     Each Fund also may purchase or sell index options. Index options (or options on securities indices) are similar in many respects to options on securities except that an index option gives the holder the right to receive, upon exercise, cash instead of securities, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

     Because index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific securities, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. A Fund may be required to segregate assets or provide an initial margin to cover index options that would require it to pay cash upon exercise.

COVERED OPTION WRITING

     A Fund may write options to generate current income or as hedges to reduce investment risk. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price at any time during the option period. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price at any time during the option period. Thus, the purchaser of a put option written by a Fund has the right to compel such Fund to purchase from it the underlying security at the agreed-upon price for a specified time period, while the purchaser of a call option written by a Fund has the right to purchase from such Fund the underlying security owned by the Fund at the agreed-upon price for a specified time period.

     Upon the exercise of a put option written by a Fund, such Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying security and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by a Fund, such Fund may suffer an economic loss equal to the excess of the security's market value at the time of the option's exercise over the greater of (i) the Fund's acquisition cost of the security and (ii) the exercise price, less the premium received for writing the option.

     The Funds will write only covered options. Accordingly, whenever a Fund writes a call option it will continue to own or have the present right to acquire the underlying security for as long as it remains obligated as the writer of the option. To support its obligation to purchase the underlying security if a put option is exercised, a Fund will either (1) earmark or segregate cash or liquid securities having a value at least equal to the exercise price of the underlying securities or (2) continue to own an equivalent number of puts of the same "series" (that is, puts on the same underlying security having the same exercise prices and expiration dates as those written by the Fund), or an equivalent number of puts of the same "class" (that is, puts on the same underlying security) with exercise prices greater than those that it has written (or, if the exercise prices of the puts it holds are less than the exercise prices of those it has written, it will deposit the difference with its custodian in a segregated account).

     Each Fund may engage in a closing purchase transaction to realize a profit, to prevent an underlying security from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). To affect a closing purchase transaction, a Fund would purchase, prior to the holder's exercise of an option that a Fund has written, an option of the same series as that on which such Fund desires to terminate its obligation. The obligation of a Fund under an option that it has written would be terminated by a closing purchase transaction, but the Fund would not be deemed to own an option as the result of the transaction. There can be no assurance that a Fund will be able to affect closing purchase transactions at a time when it wishes to do so. To facilitate closing purchase transactions, however, the Fund will write options only if a secondary market for the option exists on a recognized securities exchange or in the over-the-counter market. Option writing for the Funds may be limited by position and exercise limits established by securities exchanges and the National Association of Securities Dealers, Inc.

(NASD). Furthermore, a Fund may, at times, have to limit its option writing in order to qualify as a regulated investment company under the Code. Each Fund may enter into options transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss on a portfolio position with a gain on the hedge position. The Funds bear the risk that the prices of the securities being hedged will not move in the same amount as the hedge. Each Fund will engage in hedging transactions only when deemed advisable by the sub-adviser. Successful use by a Fund of options will depend on the sub-adviser's ability to correctly predict movements in the direction of the security or currency underlying the option used as a hedge. Losses incurred in hedging transactions and the costs of these transactions will affect a Fund's performance.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

     The U.S. dollar value of the assets of the Funds may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Funds may incur costs in connection with conversions between various currencies. The Funds will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for such trades.

     The Funds may enter into forward foreign currency exchange contracts in several circumstances. When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

     Additionally, when a Fund anticipates that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of such Fund's securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. From time to time, each Fund may enter into forward contracts to protect the value of portfolio securities and enhance Fund performance. The Funds will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate such Fund to deliver an amount of foreign currency in excess of the value of such Fund securities or other assets denominated in that currency.

     The Funds generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, a Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency. A forward contract which obligates a Fund to buy or sell currency will generally require the Trust's custodian to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund's obligations, or to segregate liquid assets equal to the amount of the Fund's obligation. If the value of the segregated assets declines, additional liquid assets will be segregated on a daily basis so that the value of the segregated assets will equal the amount of the Fund's commitments with respect to such contracts.

     It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that such Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

     If a Fund retains the portfolio security and engages in an offsetting transaction, such Fund will incur a gain or loss (as described below) to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between a Fund entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, such Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, such Fund would suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

     Each of the Funds' dealings in forward foreign currency exchange contracts will be limited to the transactions described above. Of course, the Funds are not required to enter into such transactions with regard to their foreign currency-denominated securities. It also should be realized that this method of protecting the value of portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

FUTURES CONTRACTS

     Each Fund may enter into futures contracts for the purposes of hedging, remaining fully invested and reducing transaction costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government agency.

     Although most futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold" or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

     Futures traders are required to make a good faith initial margin deposit in cash or acceptable securities with a broker or custodian to initiate and maintain open positions in futures contracts. An initial margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish initial deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on initial margin that may range upward from less than 5% of the value of the contract being traded. After a futures contract position is opened, the value of the contract is marked to market daily. A second type of deposit called variation margin is used to adjust the futures position account for the daily marked to market variations. If the marked to market value declines, additional deposits in cash are required to balance this decline (variation margin). Conversely, if the marked to market value increases, deposits in cash may be withdrawn from the account to the extent of the increase (variation margin). Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Funds expect to earn interest income on their initial margin deposits.

     Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade and use futures contracts with the expectation of realizing profits from a fluctuation in interest rates. The Funds intend to use futures contracts only for hedging purposes.

     Regulations of the CFTC applicable to the Funds require that all of its futures transactions constitute bona fide hedging transactions or that the Funds' commodity futures and option positions be for other purposes, to the extent that the aggregate initial margins and premiums required to establish such non-hedging positions do not exceed five percent of the liquidation value of each Fund. Each Fund will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, each Fund expects that approximately 75% of any futures contracts purchases will be "completed," that is, equivalent amounts of related securities will have been purchased or are being purchased by the Fund upon sale of open futures contracts.

     Although techniques other than the sale and purchase of futures contracts could be used to control a Fund's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While a Fund will incur commission expenses in both opening and closing out future positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

RESTRICTIONS ON THE USE OF FUTURES TRANSACTIONS

     Regulations of the Commodity Futures Trading Commission ("CFTC") applicable of each Fund provide that the futures trading activities will not result in a Fund being deemed a "commodity pool operator" under such regulations if the Fund adheres to certain restrictions. In particular, a Fund may purchase and sell futures contracts and options thereon (i) for bona fide hedging purposes, and
(ii) for non-hedging purposes, if the aggregate initial margin and premiums required to establish positions in such contracts and options does not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts and options.

     When a Fund purchases a futures contract, or writes a put option or purchases a call thereon, an amount of cash and liquid securities will be deposited in a segregated account with the Fund's custodian so that the amount so segregated, plus the amount of initial and variation margin held in the account of its broker, equals the market value of the futures contract, thereby ensuring that the use of such futures contract is unleveraged. A Fund will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts exceed 50% of its total assets.

INVESTMENT RESTRICTIONS

     Each Fund's investment objective may be changed without a vote of the holders of a majority of the Fund's outstanding shares. In addition, each Fund is subject to the following investment restrictions, which may not be changed with respect to a particular Fund by the Trustees without the vote of shareholders.

     None of the Funds may:

     1. Purchase securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry.

     2. Borrow money, issue senior securities or mortgage, pledge or hypothecate its assets if such borrowings or other transactions would exceed more than 33 1/3% of the value of its total assets and except to the extent permitted under the 1940 Act or the rules, regulations or interpretations thereof; borrow money except from banks for temporary or emergency purposes, and not for leveraging, and then in amounts not in excess of 30% of the value of the Fund's total assets at the time of such borrowings.

     3. Purchase securities of companies for the purpose of exercising control.

     4. Purchase real estate except that a Fund may (1) hold and sell real estate acquired as a result of the Fund's ownership of securities or other instruments (2) purchase or sell securities or other instruments backed by real estate or interests in real estate and (3) purchase or sell securities of entities or investment vehicles, including real estate investment trusts that invest, deal or otherwise engage in transactions in real estate or interests in real estate.

     5. Purchase or sell physical commodities except that a Fund may (1) hold and sell physical commodities acquired as a result of the Fund's ownership of securities or other instruments, (2) purchase or sell securities or other instruments backed by physical commodities, (3) purchase or sell options, (4) purchase or sell futures contracts, (5) purchase or sell forward spot currency contracts and swap transactions.

     6. Underwrite securities issued by other persons, except to the extent that, in connection with the sale or disposition of portfolio securities, a Fund may be deemed to be an underwriter under certain federal securities laws or in connection with investments in other investment companies.

     7. Purchase any securities on margin, except that a Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, or make short sales of securities or maintain a short position or make short sales "against the box." The payment by a Fund of initial or variation margin in connection with futures or related options transactions, if applicable, shall not be considered the purchase of a security on margin. Also, engaging in futures transactions, forward currency transactions and related options will not be deemed a short sale or maintenance of a short position in securities.

     Except with respect to the percentage limitations relative to the borrowing of money (investment restriction number 2 above), if a percentage limitation set forth above, or stated elsewhere in this Statement of Additional Information or in the Prospectus, is met at the time an investment is made, a later change in percentage resulting from a change in the value of a Fund's investments or in the net assets of a Fund will not constitute a violation of such percentage limitation.

PORTFOLIO TURNOVER

     The portfolio turnover rate for each of the Funds is calculated by dividing the lesser of a Fund's purchases or sales of portfolio securities for the year by the monthly average value of the securities. The portfolio turnover rates for the Funds may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemption of shares. High portfolio turnover rates will generally result in higher transaction costs to a Fund, including brokerage commissions, and may result in additional tax consequences to a Fund's shareholders. For the fiscal years ended September 30, 2002, 2001 and 2000, the portfolio turnover rates for the Amstar Value Fund (formerly Val Cap Mid Cap Fund) were 198%, 183% and 272%, respectively.

              CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE

     The share price (net asset value) and the public offering price (net asset value plus applicable sales load) of shares of the Funds are determined as of the close of the regular session of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time), on each day the Trust is open for business. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday,

Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. The Trust may also be open for business on other days in which there is sufficient trading in a Fund's portfolio securities that its net asset value might be materially affected. Securities held by a Fund may be primarily listed on foreign exchanges or traded in foreign markets that are open on days (such as Saturdays and U.S. holidays) when the New York Stock Exchange is not open for business. As a result the net asset value of a Fund may be significantly affected by trading on days when the Trust is not open for business. For a description of the methods used to determine the share price and the public offering price, see the Prospectus.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

CHOOSING A SHARE CLASS

     Each Fund offers three classes of shares: Class A, Class B and Class C shares. Each class represents an interest in the same portfolio of investments and has the same rights, but differs primarily in sales loads and distribution expense amounts. Before choosing a class, you should consider the following factors, as well as any other relevant facts and circumstances:

     The decision as to which class of shares is more beneficial to you depends on the amount of your investment, the intended length of your investment and the quality and scope of the value-added services provided by financial advisors who may work with a particular sales load structure as compensation for their services. If you qualify for reduced front-end sales loads or, in the case of purchases of $1 million or more, no initial sales load, you may find Class A shares attractive. Moreover, Class A shares are subject to lower ongoing expenses than Class B or Class C shares over the term of the investment. As an alternative, Class B and Class C shares are sold without an initial sales load so the entire purchase price is immediately invested in a Fund. Any investment return on these investments may be partially or wholly offset by the higher annual expenses. However, because a Fund's future returns cannot be predicted, there can be no assurance that this would be the case.

     When determining which class of shares to purchase, you may want to consider the services provided by your financial advisor and the compensation provided to these financial advisors under each share class. The Distributor works with many experienced and very qualified financial advisors throughout the country that may provide valuable assistance to you through ongoing education, asset allocation programs, personalized financial planning reviews or other services vital to your long-term success. The Distributor believes that these value-added services can greatly benefit you through market cycles and will work diligently with your chosen financial advisor.

     Finally, you should consider the effect of contingent deferred sales loads and any conversion rights of each class in the context of your investment timeline. For example, Class C shares are generally subject to a significantly lower contingent deferred sales load upon redemption than Class B shares, however, unlike Class B shares, they do not convert to Class A shares after a stated period of time. Class C shares, therefore, are subject to a 1.00% annual 12b-1 fee for an indefinite period of time, while Class B shares will convert to Class A shares after approximately eight years and will be subject to only a ..35% annual 12b-1 fee. Thus, Class B shares may be more attractive than Class C shares if you have a longer-term investment outlook. On the other hand, if you are unsure of the length of time you intend to invest or the conversion feature is not attractive to you, you may wish to elect Class C shares.


     Below is a chart comparing the sales loads and 12b-1 fees applicable to each class of shares:

CLASS       SALES LOAD                                     12B-1 FEE           CONVERSION FEATURE
------------------------------------------------------------------------------------------------------
A           Maximum of 4.75% initial sales load              0.35%                    None
            reduced for purchases of $100,000 and
            over; shares sold without an initial sales
            load may be subject to a maximum 1.00%
            contingent deferred sales load during 1st
            18 months if a commission was paid to
            a dealer

B           Maximum 5.00% contingent deferred                1.00%              Class B  Shares
            sales load during the 1st year which                              automatically convert
            decreases incrementally and is 0% after                           to Class A shares after
            5 years                                                           approximately 8 years


C           No initial sales load and 1.00%                  1.00%                    None
            contingent deferred sales load
            during 1st year

------------------------------------------------------------------------------------------------------

     If you are investing $1 million or more, it is generally more beneficial for you to buy Class A shares because there is no front-end sales load and the annual expenses are lower.

CLASS A SHARES

     Class A shares are sold at net asset value ("NAV") plus an initial sales load. In some cases, reduced initial sales loads for the purchase of Class A shares may be available, as described below. Investments of $1 million or more are not subject to a sales load at the time of purchase but may be subject to a contingent deferred sales load on redemptions made within 18 months after purchase if a commission was paid by the Distributor to a participating unaffiliated dealer. See the schedule below for information regarding CDSC charges on purchases of $1 million or more of Class A shares.

CLASS A SHARES

Your Investment:                                        CDSC
--------------------------------------------------------------
$1,000,000 to $2,499,999                                1.00%
$2,500,000 to $4,999,999                                0.50%
$5,000,000 and over                                     0.25%

     Class A shares are also subject to an annual 12b-1 distribution fee of up to .35% of a Fund's average daily net assets allocable to Class A shares. The following table illustrates the current initial sales load breakpoints for the purchase of Class A shares:

                                                                                   AMOUNT
                              SALES CHARGE AS %         SALES CHARGE AS % OF     RETAINED BY
AMOUNT OF YOUR INVESTMENT     OF OFFERING PRICE         NET AMOUNT INVESTED        DEALERS
-------------------------     -----------------         -------------------      -----------
Under $100,000                      4.75%                      4.99%               4.00%
$100,000 to $249,999                3.75%                      3.90%               3.10%
$250,000 to $499,999                2.75%                      2.83%               2.30%
$500,000 to $999,999                2.00%                      2.04%               1.70%
$1 million or more                     0%                         0%                  0%

     Under certain circumstances, the Distributor may increase or decrease the reallowance to selected dealers. In addition to the compensation otherwise paid to securities dealers, the Distributor may from time to time pay from its own resources additional cash bonuses or other incentives to selected dealers in connection with the sale of shares of the Funds. On some occasions, such bonuses or incentives may be conditioned upon the sale of a specified minimum dollar amount of the shares of the Funds during a specific period of time. Such bonuses or incentives may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns and other dealer-sponsored programs or events.

     For initial purchases of Class A shares of $1 million or more and subsequent purchases further increasing the size of the account, participating unaffiliated dealers will receive first year compensation of up to 1.00% of such purchases from the Distributor. In determining a dealer's eligibility for such commission, purchases of Class A shares of a Fund may be aggregated with concurrent purchases of Class A shares of other Funds. Dealers should contact the Distributor for more information on the calculation of the dealer's commission in the case of combined purchases.

     An exchange from one Fund to another will not qualify for payment of the dealer's commission. No commission will be paid if the purchase represents the reinvestment of a redemption from a Fund made during the previous twelve months. Redemptions of Class A shares may result in the imposition of a contingent deferred sales load if the dealer's commission described in this paragraph was paid in connection with the purchase of such shares. See "Contingent Deferred Sales Load for Certain Purchases of Class A Shares" below.

     REDUCED SALES LOAD. You may use the Right of Accumulation to combine the then current NAV of your existing Class A shares of any Fund sold with a sales load with the amount of any current purchases of Class A shares in order to take advantage of the reduced sales loads set forth in the tables above. Purchases of Class A shares under a Letter of Intent may also be eligible for the reduced sales loads. The minimum initial investment under a Letter of Intent is $10,000. You should contact the transfer agent for information about the Right of Accumulation and Letter of Intent.

     CONTINGENT DEFERRED SALES LOAD FOR CERTAIN PURCHASES OF CLASS A SHARES. A contingent deferred sales load is imposed upon certain redemptions of Class A shares of the Funds (or shares into which such Class A shares were exchanged) purchased at NAV in amounts totaling $1 million or more, if the dealer's commission described above was paid by the Distributor and the shares are redeemed within one year from the date of purchase. The contingent deferred sales load will be paid to the Distributor and will be equal to the commission percentage paid at the time of purchase as applied to the lesser of (1) the NAV at the time of purchase of the Class A shares being redeemed, or (2) the NAV of such Class A shares at the time of redemption. If a purchase of Class A shares is subject to the contingent deferred sales load, you will be notified on the confirmation you receive for your purchase. Redemptions of such Class A shares of the Funds held for at least 18 months will not be subject to the contingent deferred sales load.

CLASS B SHARES

     Class B shares of the Funds are sold at NAV without an initial sales load. Class B shares are subject to a contingent deferred sales charge if you redeem Class B shares within 6 years of their purchase. The contingent deferred sales load will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the Class B shares being redeemed, or (2) the NAV of such Class B shares being redeemed. A contingent deferred sales load will not be imposed upon redemptions of Class B shares held for at least six years. The amount of sales charge will depend on how long you have held your shares, as set forth in the following table:


YEAR SINCE                     CDSC AS A
PURCHASE                      % OF AMOUNT
PAYMENT MADE                SUBJECT TO CHARGE
-----------------------------------------------
First                            5.00%
Second                           4.00%
Third                            3.00%
Fourth                           2.00%
Fifth                            2.00%
Sixth and thereafter*            None

* Class B shares will automatically convert to Class A shares after they have been held for approximately 8 years.

     Class B shares are subject to an annual 12b-1 fee of up to 1.00% of a Fund's average daily net assets allocable to Class B shares. The Distributor intends to pay a commission of 4.00% of the purchase amount to your broker at the time you purchase Class B shares.

CLASS C SHARES

     Class C shares are sold at NAV and are subject to a contingent deferred sales load of 1.00% on redemptions of Class C shares made within one year of their purchase. The contingent deferred sales load will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the Class C shares being redeemed, or (2) the NAV of such Class C shares being redeemed. A contingent deferred sales load will not be imposed upon redemptions of Class C shares held for at least one year. Class C shares are subject to an annual 12b-1 fee of up to 1.00% of a Fund's average daily net assets allocable to Class C shares. The Distributor intends to pay a commission of 1.00% of the purchase amount to your broker at the time you purchase Class C shares.

ADDITIONAL INFORMATION ON THE CONTINGENT DEFERRED SALES LOAD

     The   contingent   deferred  sales  load  is  waived  under  the  following
circumstances:

o Any partial or complete redemption following death or disability (as defined in the Internal Revenue Code) of a shareholder (including one who owns the shares with his or her spouse as a joint tenant with rights of survivorship) from an account in which the deceased or disabled is named. The Distributor may require documentation prior to waiver of the load, including death certificates, physicians' certificates, etc.

o Redemptions from a systematic withdrawal plan. If the systematic withdrawal plan is based on a fixed dollar amount or number of shares, systematic withdrawal redemptions are limited to no more than 10% of your account value or number of shares per year, as of the date the transfer agent receives your request. If the systematic withdrawal plan is based on a fixed percentage of your account value, each redemption is limited to an amount that would not exceed 10% of your annual account value at the time of withdrawal.

o Redemptions from retirement plans qualified under Section 401 of the Internal Revenue Code. The contingent deferred sales charge will be waived for benefit payments made by the Funds directly to plan participants. Benefit payments will include, but are not limited to, payments resulting from death, disability, retirement, separation from service, required minimum distributions (as described under IRC Section 401(a)(9)), in-service distributions, hardships, loans and qualified domestic relations orders. The contingent deferred sales load waiver will not apply in the event of termination of the plan or transfer of the plan to another financial institution.

     All sales loads imposed on redemptions are paid to the Distributor. In determining whether the contingent deferred sales load is payable, it is assumed that shares not subject to the contingent deferred sales load are the first redeemed followed by other shares held for the longest period of time. The contingent deferred sales load will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation.

     The following example will illustrate the operation of the contingent deferred sales load. Assume that you open an account and purchase 1,000 shares at $10 per share and that six months later the NAV per share is $12 and, during such time, you have acquired 50 additional shares through reinvestment of distributions. If at such time you should redeem 450 shares (proceeds of $5,400), 50 shares will not be subject to the load because of dividend reinvestment. With respect to the remaining 400 shares, the load is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $4,000 of the $5,400 redemption proceeds will be charged the load. At the rate of 5.00%, the contingent deferred sales load would be $200 for redemptions of Class B shares. At the rate of 1.00%, the contingent deferred sales load would be $40 for redemptions of Class C shares. In determining whether an amount is available for redemption without incurring a deferred sales load, the purchase payments made for all shares in your account are aggregated.

                          SPECIAL SHAREHOLDER SERVICES

     As noted in the Prospectus, the Funds offer the following shareholder services:

     REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. When an investor makes an initial investment in the Funds, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or a redemption, the shareholder will receive a confirmation statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date.

     Additional information with respect to certain types of purchases of Class A shares of the Funds is set forth below.

     AGGREGATION. Sales charge discounts are available for certain aggregated investments. Investments which may be aggregated include those made by you, your spouse and your children under the age of 21, if all parties are purchasing shares for their own accounts, which may include purchases through employee benefit plans such as an IRA, individual-type 403(b) plan or single-participant Keogh-type plan or by a business solely controlled by these individuals (for example, the individuals own the entire business) or by a trust (or other fiduciary arrangement) solely for the benefit of these individuals. Individual purchases by trustees or other fiduciaries may also be aggregated if the investments are: (1) for a single trust estate or fiduciary account, including an employee benefit plan other than those described above; (2) made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, other than employee benefit plans described above; or
(3) for a common trust fund or other pooled account not specifically formed for the purpose of accumulating Fund shares. Purchases made for nominee or street name accounts (securities held in the name of a Dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

     CONCURRENT PURCHASES. To qualify for a reduced sales charge, you may combine concurrent purchases of Class A shares of two or more Funds. For example, if you concurrently invest $50,000 in Class A shares of one Fund and $50,000 in Class A shares of another Fund, the sales charge would be reduced to reflect a $100,000 purchase.

     RIGHT OF ACCUMULATION. A purchaser of Class A shares of a Fund has the right to combine the then current NAV of his existing Class A shares of the load funds distributed by the Distributor with the amount of his current purchases in order to take advantage of the reduced sales loads set forth in the table in the Prospectus. The purchaser or his dealer must notify the transfer agent that an investment qualifies for a reduced sales load. The reduced load will be granted upon confirmation of the purchaser's holdings by the transfer agent.

     A purchaser includes an individual and his immediate family members, purchasing shares for his or their own account; or a trustee or other fiduciary purchasing shares for a single fiduciary account although more than one beneficiary is involved; or employees of a common employer, provided that economies of scale are realized through remittances from a single source and quarterly confirmation of such purchases; or an organized group, provided that the purchases are made through a central administration, or a single dealer, or by other means which result in economy of sales effort or expense (the "Purchaser").

     LETTER OF INTENT. The reduced sales loads set forth in the tables in the Prospectus may also be available to any Purchaser of Class A shares of a Fund who submits a Letter of Intent to the transfer agent. The Letter must state an intention to invest within a thirteen-month period in Class A shares of any load fund distributed by the Distributor a specified amount, which, if made at one time, would qualify for a reduced sales load. A Letter of Intent may be submitted with a purchase at the beginning of the thirteen-month period or within ninety days of the first purchase under the Letter of Intent. Upon acceptance of this Letter, the Purchaser becomes eligible for the reduced sales load applicable to the level of investment covered by such Letter of Intent as if the entire amount were invested in a single transaction.

     The Letter of Intent is not a binding obligation on the Purchaser to purchase, or the Trust to sell, the full amount indicated. During the term of a Letter of Intent, shares representing 5% of the intended purchase will be held in escrow. These shares will be released upon the completion of the intended investment. If the Letter of Intent is not completed during the thirteen-month period, the applicable sales load will be adjusted by the redemption of sufficient shares held in escrow, depending upon the amount actually purchased during the period. The minimum initial investment under a Letter of Intent is $10,000.

     A ninety-day backdating period can be used to include earlier purchases at the Purchaser's cost (without a retroactive downward adjustment of the sales charge). The thirteen-month period would then begin on the date of the first purchase during the ninety-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Letter of Intent. The Purchaser or his dealer must notify the transfer agent that an investment is being made pursuant to an executed Letter of Intent.

     WAIVER OF SALES CHARGE. Sales charges do not apply to shares of the Funds purchased:

1. By registered representatives or other employees (and their immediate family members) of broker/dealers, banks or other financial institutions having agreements with the Distributor.
2. By any director, officer or other employee (and their immediate family members) of the Distributor or any of its affiliates or any portfolio advisor or service provider to the Trust.
3. By clients of any investment advisor or financial planner who has made appropriate arrangements with the Trust or the Distributor.
4. In accounts as to which a broker-dealer charges an asset management fee, provided the broker dealer has an agreement with the Distributor.
5. As part of certain promotional programs established by the Funds and/or the Distributor.
6. By one or more members of a group of persons engaged in a common business, profession, civic or charitable endeavor or other activity and retirees and immediate family members of such persons pursuant to a marketing program between the Distributor and such group.
7. By banks, bank trust departments, savings and loan associations and federal and state credit unions.
8. As part of an employee benefit plan having more than 25 eligible employees or a minimum of $250,000 invested in the Funds.
9. As part of an employee benefit plan that is provided administrative services by a third-party administrator that has entered into a special service arrangement with the Distributor.

10.  Using the proceeds of a redemption from an unaffiliated mutual fund.

     Immediate family members are defined as the spouse, parents, siblings, natural or adopted children, mother-in-law, father-in-law, brother-in-law and sister-in-law of a director, officer or employee. The term "employee" is deemed to include current and retired employees.

     Exemptions must be qualified in advance by the Distributor. Your financial advisor should call the Distributor for more information.

     WAIVER OF MINIMUM INVESTMENT REQUIREMENTS. The minimum and subsequent investment requirements for purchases in the Funds may not apply to:

1. Any director, officer or other employee (and their immediate family members) of the Distributor or any of its affiliates or any portfolio advisor or service provider to the Trust.
2. Any employee benefit plan that is provided administrative services by a third-party administrator that has entered into a special service arrangement with the Distributor.

     EXCHANGES. Exchanges may be subject to certain limitations and are subject to the Amstar Funds' policies concerning excessive trading practices, which are policies designed to protect Funds and their shareholders from the harmful effect of frequent exchanges.

     The Funds may restrict or refuse purchases or exchanges by market timers and may restrict or refuse purchases or exchanges by a shareholder who fails to comply with the restrictions set forth below. You may be considered a market timer if you have (i) requested an exchange or redemption out of any of the Funds within two weeks of an earlier purchase or exchange request out of any Fund, or (ii) made more than two exchanges within a rolling 90 day period.

     Upon the Funds' restriction or refusal of a purchase or exchange as a result of excessive exchanging or market timing, written notification of the Funds' policies on these issues will be sent to the shareholder's agent and/or to the broker-dealer firm of record for any account deemed to be market timing by the Funds. If an account has no such agent or broker-dealer, written notification will be sent directly to the shareholder.

     OTHER INFORMATION. The Trust does not impose a front-end sales load or imposes a reduced sales load in connection with purchases of shares of a Fund made under the reinvestment privilege, purchases through exchanges and other purchases which qualify for a reduced sales load as described herein because such purchases require minimal sales effort by the Distributor. Purchases made at net asset value may be made for investment only, and the shares may not be resold except through redemption by or on behalf of the Trust.

     REDEMPTION IN KIND. The Board of Trustees, when they deem it in the best interests of a Fund's shareholders, the Fund may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current value. Should payment be made in securities, the redeeming shareholder will generally incur brokerage costs in converting such securities to cash. Portfolio securities that are issued in an in-kind redemption will be readily marketable. Prior to redeeming in kind the Trust intends to file an irrevocable election with the SEC under Rule 18f-1 of the 1940 Act wherein the Funds are committed to pay redemptions in cash, rather than in kind, to any shareholder of record of a Fund who redeems during any ninety day period, the lesser of $250,000 or 1% of a Fund's net assets at the beginning of such period.

                             MANAGEMENT OF THE TRUST

     Overall responsibility for management of the Trust rests with its Trustees, who are elected by the Trust's shareholders. The Trustees serve for terms of indefinite duration until death, resignation, retirement or removal from office. The Trustees, in turn, elect the officers of the Trust to actively supervise the Trust's day-to-day operations. The officers are elected annually. Certain officers of the Trust also may serve as a Trustee.

     The Trust will be managed by the Trustees in accordance with the laws of the State of Delaware governing business trusts. There are currently five Trustees, three of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act. The disinterested Trustees receive compensation for their services as a Trustee and attendance at meetings of the Trustees. Officers of the Trust receive no compensation from the Trust for performing the duties of their offices.

     The Trustees and executive officers of the Trust, their addresses and their principal occupations during the past five (5) years are as follows:

                                                                                                                          NUMBER OF
                                                                                                                         PORTFOLIOS
                                                                                                                           IN FUND
                                                                                  PRINCIPAL OCCUPATION(S) DURING           COMPLEX
                                            LENGTH OF         POSITION(S) HELD    PAST 5 YEARS AND DIRECTORSHIPS         OVERSEEN BY
NAME, ADDRESS AND AGE                       TIME SERVED       WITH TRUST               OF PUBLIC COMPANIES                 TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
Interested Trustees:

*Robert J. Adler (age 47)                Since July 2002        Chairman        Managing Director of Amstar                    4
225 West 34th Street, Suite 918                                 and Trustee     Investment Management LLC and AMIC
New York, New York 10122                                                        Distribution Partners, Inc.; from
                                                                                April 2001 until April 2002,
                                                                                President of Voyager Advisors, LLC;
                                                                                prior to September 2000, President of
                                                                                Northstar Distributors, Inc. (a
                                                                                mutual fund distributor)

*Thomas M. Valenzuela (age 48)                Since             President       President and Chief Investment                 4
1270 Avenue of the Americas                October 1999         and Trustee     Officer of Valenzuela Capital
New York, New York 10020                                                        Partners LLP (a registered investment
                                                                                adviser and sub-adviser to Amstar
                                                                                Value Fund

Independent Trustees:

James R. Hocking, CFA (age 73)                Since             Trustee         Managing Partner of Camborne                   4
60 Rucum Road                             September 2002                        Cornell Partners, LLC
Roxbury, Connecticut 06783

Jonathan H. Kagan (age 46)                    Since             Trustee         Managing Director of Centre Partners           4
30 Rockefeller Plaza, 50th Floor           October 1999                         Management, LLC (investment
New York, New York 10020                                                        management firm); Managing Director
                                                                                of Corporate Advisers, LP; a Director
                                                                                of Lazard Freres & Co. LLC; a
                                                                                Director of Firearms Training
                                                                                Systems, Inc.; a Director of Staff
                                                                                Leasing, Inc.

Clinton J. Kendrick (age 59)                  Since             Trustee         Executive Director of Shearman &               4
465 Long Ridge Road                        October 1999                         Sterling (a law firm); prior to June
Bedford, New York 10506                                                         1999, co-founder, Chairman and CEO of
                                                                                Matrix Global Investments, Inc. (a
                                                                                private equity firm)



                                      -32-



Executive Officers:

Robert G. Dorsey (age 45)                     Since         Vice President      Managing Director of Ultimus Fund
135 Merchant Street, Suite 230             January 2000                         Solutions, LLC (a mutual fund
Cincinnati, Ohio 45246                                                          services company) and Ultimus Fund
                                                                                Distributors, LLC (a mutual fund
                                                                                distributor); prior to March 1999,
                                                                                President of Countrywide Fund
                                                                                Services, Inc. (a mutual fund
                                                                                services company)

Mark J. Seger (age 41)                        Since           Treasurer         Managing Director of Ultimus Fund
135 Merchant Street, Suite 230             January 2000                         Solutions, LLC and Ultimus Fund
Cincinnati, Ohio 45246                                                          Distributors, LLC; prior to March
                                                                                1999, First Vice President of
                                                                                Countrywide Fund Services, Inc.

Mark J. Sfarra (age 41)                       Since           Secretary         Secretary of Amstar Investment
225 West 34th Street, Suite 918           September 2002                        Management LLC and a manager of AMIC
New York, New York 10122                                                        Distribution Partners, Inc.; from
                                                                                January 2002 until April 2002,
                                                                                Vice President of Voyager Advisors,
                                                                                LLC; from July 2001 until December
                                                                                2001, Vice President of Emergent
                                                                                Capital; from July 2000 until July
                                                                                2001, Manager of Finance of PIMCO
                                                                                Distributors (a mutual fund
                                                                                distributor); prior to December 1999,
                                                                                Vice President of Northstar
                                                                                Distributors, Inc.


* Messrs. Adler and Valenzuela, as affiliated persons of the Trust's investment manager and principal underwriter, are "interested persons" of the Trust, as defined by the 1940 Act.

     BOARD COMMITTEES. The Trustees have established an Audit Committee, which oversees the Trust's accounting and financial reporting policies and the independent audit of its financial statements. Messrs. Hocking, Kagan and Kendrick are the members of the Audit Committee. The Audit Committee held two meetings during the fiscal year ended September 30, 2002.

     TRUSTEES' OWNERSHIP OF FUND SHARES. The following table shows each Trustee's beneficial ownership of shares of the Funds and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee. Information is provided as December 31, 2002.

                            Dollar Range of              Aggregate Dollar
                           Fund Shares Owned       Range of Shares of All Funds
Name of Trustee                by Trustee              Overseen by Trustee
--------------------------------------------------------------------------------

Robert J. Adler                  None                         None
Thomas M. Valenzuela         Over $100,000                Over $100,000
James R. Hocking                 None                         None
Jonathan H. Kagan                None                         None
Clinton J. Kendrick              None                         None


     As of December 31, 2002, the following shareholders are considered control persons of the Amstar Value Fund:

                                                             % of shares
                                                          of the Fund owned
                                                          -----------------
Thomas M. Valenzuela                                             31.74%
1270 Avenue of Americas
New York, NY 10020

Valenzuela Capital Partners LLC (the fund's sub-adviser)         43.60%
1270 Avenue of Americas
New York, NY 10020

Berryman Global Holdings, LLC                                    24.66%
c/o Thomas Valenzuela
75 Central Park West, #7A
New York, NY  10023

     As of December 31, 2002, Thomas M. Valenzuela, a Trustee and officer of the Trust and President of Amstar Value Fund's sub-adviser, owned of record or beneficially 100% of the outstanding shares of the Amstar Value Fund.

     TRUSTEE COMPENSATION. Each Trustee who is not an affiliated person of the Trust receives from the Trust an annual retainer of $1,000, payable quarterly, plus a fee of $250 for attendance at each meeting of the Board of Trustees, plus reimbursement of travel and other expenses incurred in attending meetings. The following table provides compensation amounts paid during the fiscal year ended September 30, 2002 to the Trustees:

                                                                                                      Total Compensation
                                        Aggregate             Pension or         Estimated Annual    Paid for Service to
                                    Compensation Paid    Retirement Benefits      Benefits Upon       the Trust and Fund
Trustee                                to the Trust            Accrued              Retirement             Complex
----------------------------------------------------------------------------------------------------------------------
Robert J. Adler                            None                  None                  None                  None
Thomas M. Valenzuela                       None                  None                  None                  None
James R. Hocking                           $500                  None                  None                  $500
Jonathan H. Kagan                         $1,500                 None                  None                 $1,500
Clinton J. Kendrick                       $1,250                 None                  None                 $1,250

                       INVESTMENT ADVISER AND SUB-ADVISERS

     THE INVESTMENT MANAGER. Amstar Investment Management, LLC (the "Manager"), is the Funds' investment manager. The Manager is a wholly-owned subsidiary of AMIC Distribution Partners, Inc. Robert J. Adler and Thomas M. Valenzuela each may be deemed to be an affiliate of the Manager. By reason of such affiliation, they may directly or indirectly receive benefits from the advisory fees paid to the Manager.

     Under the terms of the investment management agreement between the Trust and the Manager, the Manager nominates each sub-adviser to the Board of Trustees for review and approval. Upon approval by the Board of Trustees, the Manager is responsible for supervising each Fund's sub-adviser. The Manager reviews and evaluates the performance of the sub-advisers and determines whether or not to recommend to the Board of Trustees that a Fund's sub-adviser should be replaced. The Manager furnishes at its own expense all facilities and personnel necessary in connection with providing these services. Each Fund pays the Manager a fee computed and accrued daily and paid monthly at an annual rate as shown below:

Value Fund                         0.85% of average daily net assets
----------------------------------------------------------------------
Total Return Fund                  0.60% of average daily net assets
----------------------------------------------------------------------
International Equity Fund          1.00% of average daily net assets
----------------------------------------------------------------------
High Yield Fund                    0.85% of average daily net assets
----------------------------------------------------------------------

     The Funds are responsible for paying the expenses of their operation, including but not limited to (i) charges and expenses for accounting, pricing and appraisal services and related overhead, (ii) the charges and expenses of auditors; (iii) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent, registrar and administrative agent appointed by the Trust with respect to the Funds; (iv) brokers' commissions, and issue and transfer taxes chargeable to the Funds in connection with securities transactions to which a Fund is a party; (v) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and fees payable to federal, state or other governmental agencies; (vi) fees and expenses involved in registering and maintaining registrations of the Funds with the SEC, state or blue sky securities agencies and foreign countries, including the preparation of Prospectuses and Statements of Additional Information for filing with the SEC; (vii) all expenses of meetings of Trustees and of shareholders of the Trust and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (viii) charges and expenses of legal counsel to the Trust; (ix) compensation of Trustees of the Trust; and (x) interest on borrowed money, if any. The compensation and expenses of any officer, Trustee or employee of the Trust who is an affiliated person of the Manager is paid by the Manager.

     Pursuant to a written contract between the Manager and the Trust, the Manager has agreed to waive advisory fees and reimburse expenses in order to maintain annual operating expense ratios of the Funds as follows:


                                  Class A       Class B       Class C
                                  -------       -------       -------
Value Fund                         1.50%         2.25%          2.25%
Total Return Fund                  1.25%         2.00%          2.00%
International Equity Fund          1.75%         2.50%          2.50%
High Yield Fund                    1.50%         2.25%          2.25%

This expense limitation agreement remains in effect until at least December 31, 2005 for all Funds, except that the Manager has agreed to extend the expense limitation agreement for the Amstar Value Fund through December 31, 2012. Any fee waivers or expense reimbursements by the Manager, either before or after the end of the relevant expense cap date, are subject to repayment by the Fund provided the Fund is able to effect such repayment and remain in compliance with the undertaking by the Manager to limit expenses of the Fund, and provided further that the expenses which are the subject of the repayment were incurred within three years of such repayment.

     The investment advisory fees accrued by the Amstar Value Fund during the fiscal years ended September 30, 2002, 2001 and 2000 were $1,566, $1,733 and $812, respectively. However, Valenzuela Capital Partners LLC waived all of such fees and paid from its own resources all of the operating expenses of the Fund during such fiscal years.

     By its terms, the Funds' investment management agreement will remain in force for an initial two year period and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of a Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting such approval.

     In determining whether to approve the Funds' investment management agreement, the Board of Trustees requested, and the Manager furnished, information necessary for a majority of the Independent Trustees to make the determination that the agreement is in the best interests of each Fund and its shareholders. Specifically, the Board was provided information on (1) industry data comparing advisory fees and expense ratios of comparable investment companies, (2) the Manager's projected revenues and costs of providing services to the Funds; and (3) the overall experience of the Adviser's personnel in managing a mutual fund complex.

     The Board compared the advisory fees and total expense ratios for the Funds with the industry median advisory fees and expense ratios in their respective investment categories and found that the advisory fees to be paid by the Funds were reasonable and appropriate under all facts and circumstances. The Board further noted that the Manager has voluntarily agreed to waive advisory fees and reimburse expenses for the Funds as necessary to reduce their operating expenses to targeted levels. The Board also took into consideration the financial resources and potential profitability of the Manager and the direct and indirect benefits derived by the Manager from its relationship with the Funds.

     The Board also considered the level and depth of knowledge of the Manager's personnel. It discussed the Manager's plans for monitoring and reporting on the performance of the sub-advisors and its plans for growing the Funds' assets.

     The Funds' investment management agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of a Fund's outstanding voting securities. The investment advisory agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

     The investment management agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of its duties, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Manager in the performance of its duties, or from reckless disregard of its duties and obligations thereunder.

     THE SUB-ADVISORS. The Manager, with the approval of the Board of Trustees, has retained sub-advisers (the "Sub-Advisers") to serve as the discretionary portfolio manager of each Fund. The Sub-Adviser selects the portfolio securities for investment by a Fund, purchases and sells securities of a Fund and places orders for the execution of such portfolio transactions, subject to the general supervision of the Board of Trustees and the Manager. The Sub-Advisers receive a fee from the Manager that is paid monthly at an annual rate of a Fund's average daily net assets as set forth below.


VALUE FUND
     Valenzuela Capital Partners LLC                0.425%

TOTAL RETURN FUND
     MBIA Capital Management Corporation            0.30%

INTERNATIONAL EQUITY FUND
     Julius Baer Investment Management Inc.         0.50%

HIGH YIELD FUND
     Financial Management Advisors, Inc.            0.425%

     The services provided by the Sub-Advisers are paid for wholly by the Manager. The compensation of any officer, director or employee of a Sub-Adviser who is rendering services to the Funds is paid by the Sub-Adviser.

     The employment of each Sub-Adviser will remain in force for an initial two year period and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of a Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting such approval. The employment of the Sub-Adviser may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of a majority of a Fund's outstanding voting securities or by the Sub-Adviser. Each sub-advisory agreement will automatically terminate in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

     In determining whether to approve the Funds' sub-advisory agreements, the Board compared the Funds' sub-advisory fees with comparative industry data in their respective investment categories and found the sub-advisory fees were reasonable and appropriate. The Board also considered the sub-advisers'
performance in managing similar products and the experience and depth of resources available to aid in managing a Fund's portfolio.

     Each sub-advisory agreement provides that the Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust and/or the Manager in connection with the performance of its duties, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its duties, or from reckless disregard of its duties and obligations thereunder.

     Detailed information regarding each of the Sub-Advisers is included in the Trust's Prospectus.

                             PORTFOLIO TRANSACTIONS

     Decisions to buy and sell securities for the Funds and the placing of the Funds' securities transactions and negotiation of commission rates where applicable are made by the Sub-Advisers and are subject to review by the Manager and the Board of Trustees. In the purchase and sale of portfolio securities, the Sub-Adviser's primary objective will be to obtain the most favorable price and execution for a Fund, taking into account such factors as the overall direct net economic result to the Fund (including commissions, which may not be the lowest available but ordinarily should not be higher than the generally prevailing competitive range), the financial strength and stability of the broker, the efficiency with which the transaction will be effected, the ability to effect the transaction at all where a large block is involved and the availability of the broker or dealer to stand ready to execute possibly difficult transactions in the future. During the fiscal years ended September 30, 2002, 2001 and 2000, the Amstar Value Fund paid brokerage commissions of $1,663, $1,055 and $1,012, respectively.

     Each Sub-Adviser is specifically authorized to pay a broker who provides research services to the sub-adviser an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker would have charged for effecting such transaction, in recognition of such additional research services rendered by the broker or dealer, but only if the Sub-Adviser determines in good faith that the excess commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of the particular transaction or the sub-adviser's overall responsibilities with respect to discretionary accounts that it manages, and that the Fund derives or will derive a reasonably significant benefit from such research services.

     Research services include securities and economic analyses, reports on issuers' financial conditions and future business prospects, newsletters and opinions relating to interest trends, general advice on the relative merits of possible investment securities for the Funds and statistical services and information with respect to the availability of securities or purchasers or sellers of securities. Although this information is useful to the Funds and the Sub-Advisers, it is not possible to place a dollar value on it. Research services furnished by brokers through whom a Fund effects securities transactions may be used by the Sub-Adviser in servicing all of its accounts and not all such services may be used by the Sub-Adviser in connection with a Fund.

     The Funds have no obligation to deal with any broker or dealer in the execution of securities transactions. However, the Funds may effect securities transactions that are executed on a national securities exchange or transactions in the over-the-counter market conducted on an agency basis. A Fund will not effect any brokerage transactions in its portfolio securities with an affiliated broker if such transactions would be unfair or unreasonable to its shareholders. Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers. Although the Funds do not anticipate any ongoing arrangements with other brokerage firms, brokerage business may be transacted from time to time with other firms. Affiliated broker-dealers of the Trust will not receive reciprocal brokerage business as a result of the brokerage business transacted by the Funds with other brokers.

     Consistent with the conduct rules of the National Association of Securities Dealers, Inc., and such other policies as the Board of Trustees may determine, the Sub-Advisers may consider sales of shares of the Trust as a factor in the selection of broker-dealers to execute portfolio transactions. A Sub-Adviser will make such allocations if commissions are comparable to those charged by nonaffiliated, qualified broker-dealers for similar services.

     In certain instances there may be securities that are suitable for a Fund as well as for one or more of the Sub-Adviser's other clients. Investment decisions for a Fund and for the Sub-Adviser's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment advisor, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as a Fund is concerned. However, it is believed that the ability of a Fund to participate in volume transactions will produce better executions for the Fund.

                             OTHER SERVICE PROVIDERS

ADMINISTRATOR AND FUND ACCOUNTANT

     Ultimus Fund Solutions, LLC ("Ultimus"), 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, serves as the Administrator and Fund Accountant to the Trust pursuant to an Administration Agreement and a Fund Accounting Agreement (the "Service Agreements").

     As Administrator, Ultimus assists in supervising all operations of each Fund (other than those performed by the Manager under the investment management agreement). Ultimus has agreed to perform or arrange for the performance of the following services (under the Service Agreements, Ultimus may delegate all or any part of its responsibilities thereunder):

     -- prepares and assembles reports required to be sent to the Funds' shareholders and arranges for the printing and dissemination of such reports;

     -- assembles reports required to be filed with the SEC and files such completed reports with the SEC;

     -- arranges for the dissemination to shareholders of the Funds' proxy materials and oversees the tabulation of proxies by the Transfer Agent;

     --   reviews the provision of dividend disbursing services to the Funds;

     -- determines the amounts available for distribution as dividends and distributions to be paid by the Funds to their shareholders; prepares and arranges for the printing of dividend notices to shareholders; and provides the Funds' Transfer Agent and Custodian with such information as is required for them to effect the payment of dividends and distributions;

     -- prepares and files the Funds' federal income and excise tax returns and the Funds' state and local tax returns;

     -- monitors compliance of the Funds' operation with the 1940 Act and with its investment policies and limitations;

     -- provides accounting and bookkeeping services (including the maintenance of such accounts, books and records of the Funds as may be required by Section 31(a) of the 1940 Act and the rules and regulations thereunder); and

     -- makes such reports and recommendations to the Trust's Board of Trustees as the Board reasonably requests or deems appropriate.

     As Fund Accountant, Ultimus maintains the accounting books and records for the Funds, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts. Ultimus also maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Funds, including calculation of the net asset value per share, calculation of the dividend and capital gain distributions, reconciles cash movements with the Custodian, verifies and reconciles with the Custodian all daily trade activities; provides certain reports; obtains dealer quotations or prices from pricing services used in determining net asset value; and prepares an interim balance sheet, statement of income and expense, and statement of changes in net assets for the Funds.

     Ultimus receives fees from each Fund for its services as Administrator and Fund Accountant, and is reimbursed for certain expenses assumed pursuant to the Service Agreements. The fee payable to Ultimus as Administrator is calculated daily and paid monthly, at the annual rate of 0.15% of the combined average daily net assets of the Funds up to $50 million; 0.125% of such assets between $50 million and $100 million; 0.10% of such assets between $100 million and $250 million; 0.075% of such assets between $250 million and $500 million; and 0.05% of such assets over $500 million; subject, however, to a minimum fee of $2,000 per month, with respect to each Fund. The fee payable by each Fund to Ultimus as Fund Accountant is based on the following schedule:

Base fee per Fund per year as follows:
--------------------------------------

                                               Number of Share Classes
                                    --------------------------------------------
                                       One         Two        Three       Four
                                       ---         ---        -----       ----
Value Fund                           $30,000     $36,000     $42,000     $48,000
Total Return Fund                    $30,000     $36,000     $42,000      48,000
High Yield Fund                      $30,000     $36,000     $42,000      48,000
International Equity Fund            $36,000     $42,000     $48,000      54,000


Plus an asset based fee of:
---------------------------

   ---------------------------------------- --------------------------------
          Average Daily Net Assets                 Asset Based Fee
   ---------------------------------------- --------------------------------
      $0 to $500 million                               .010%
   ---------------------------------------- --------------------------------
      In excess of $500 million                        .005%
   ---------------------------------------- --------------------------------

     During the fiscal years ended September 30, 2002, 2001 and 2000, Ultimus received fees from the Amstar Value Fund of $18,000, $15,750 and $6,375, respectively, in its capacity as Administrator, and $30,000, $28,500 and $17,000, respectively, in its capacity as Fund Accountant.

     Unless sooner terminated as provided therein, the Service Agreements between the Trust and Ultimus shall be renewed automatically for successive one-year periods.

     The Service Agreements provide that Ultimus shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Service Agreements relate, except a loss from willful misfeasance, bad faith or negligence in the performance of its duties, or from the reckless disregard by Ultimus of its obligations and duties thereunder.

TRANSFER AGENT

     Ultimus also serves as transfer agent to the Trust pursuant to a Transfer Agent and Shareholder Services Agreement.

     As Transfer Agent, Ultimus performs the following services in connection with the Funds' shareholders: maintains shareholder records for the Funds' shareholders of record; processes shareholder purchase and redemption orders; processes transfers and exchanges of shares of the Funds on the shareholder files and records; processes dividend payments and reinvestments; and assists in the mailing of shareholder reports and proxy solicitation materials. The fee payable to Ultimus as Transfer Agent is at the annual rate of $24 per shareholder account, subject to a minimum monthly fee of $1,500 per Fund/class.

     During the fiscal year ended September 30, 2002, the Amstar Value Fund paid transfer agent fees of $15,000. Prior to January 28, 2002, Unified Fund Services, Inc. served as the Fund's transfer and shareholder services agent.

PRINCIPAL UNDERWRITER

     Amstar Distributors, Inc. ("Distributor"), 14 Penn Plaza, 225 West 34th Street, Suite 918, New York, New York 10122, is the principal distributor of the Trust and, as such, the exclusive agent for distribution of shares of the Funds. The Distributor is an affiliate of the Manager. The Distributor is obligated to sell the shares on a best efforts basis only against purchase orders for the shares. Shares of the Funds are offered to the public on a continuous basis. Robert J. Adler and Thomas M. Valenzuela may each be deemed an affiliate of the Distributor. By reason of such affiliation, they may directly or indirectly receive benefits from the fees and commissions received by the Distributor.

     The Distributor currently allows concessions to dealers who sell shares of the Funds. The Distributor receives that portion of the sales load that is not reallowed to the dealers who sell shares of a Fund. The Distributor retains the entire sales load on all direct initial investments in a Fund and on all investments in accounts with no designated dealer of record.

     The  Distributor  will  retain  the  contingent   deferred  sales  load  on
redemptions of shares of the Funds that are subject to a contingent deferred sales load.

     The Funds may compensate dealers, including the Distributor and its affiliates, based on the average balance of all accounts in the Funds for which the dealer is designated as the party responsible for the account. See "Distribution Arrangements" below.

CUSTODIAN

     US Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, serves as Custodian to the Trust pursuant to a Custody Agreement dated as of November 21, 2002. The Custodian's responsibilities include safeguarding and controlling the Funds' cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Funds' investments.

INDEPENDENT AUDITORS

     The Trust has selected Ernst & Young LLP, 1300 Chiquita Center, 250 East Fifth Street, Cincinnati, Ohio 45202, to serve as independent auditors for the Trust and to audit the financial statements of the Trust for its fiscal year ending September 30, 2003.

TRUST COUNSEL

     The Trust retains Seward & Kissel LLP, One Battery Park Plaza, New York, New York 10004, to serve as counsel for the Trust.


                               GENERAL INFORMATION

DESCRIPTION OF SHARES

     The Trust is an unincorporated business trust that was organized under Delaware law on June 22, 1999. The governing document of the Trust (the "Trust Instrument") authorizes the Board of Trustees to divide shares into series, each series relating to a separate portfolio of investments, and may further divide shares of a series into separate classes. In the event of a liquidation or dissolution of the Trust or an individual series or class, shareholders of a particular series or class would be entitled to receive the assets available for distribution belonging to such series or class. Shareholders of a series or class are entitled to participate equally in the net distributable assets of the particular series or class involved on liquidation, based on the number of shares of the series or class that are held by each shareholder. If any assets, income, earnings, proceeds, funds or payments are not readily identifiable as belonging to any particular series or class, the Trustees shall allocate them among any one or more series or classes as they, in their sole discretion, deem fair and equitable.

     Shares of the Funds, when issued, are fully paid and non-assessable. Shares have no subscription, preemptive or conversion rights. Shares do not have cumulative voting rights. Shareholders are entitled to one vote for each full share held and a fractional vote for each fractional share held. Shareholders of all series and classes of the Trust, including the Funds, will vote together and not separately, except as otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. Rule 18f-2 under the 1940 Act provides, in substance, that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter. A series or class is affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of the series or class. Under Rule 18f-2, the approval of an investment advisory agreement, a distribution plan or any change in a fundamental investment policy would be effectively acted upon with respect to a series or class only if approved by a majority of the outstanding shares of such series or class. However, the Rule also provides that the ratification of the appointment of independent accountants and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together, without regard to a particular series or class.

DISTRIBUTION ARRANGEMENTS

     CLASS A SHARES. The Funds have adopted a plan of distribution (the "Class A Plan") pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides for two categories of payments. First, the Class A Plan provides for the payment to the Distributor of an account maintenance fee, in an amount equal to an annual rate of .10% of the average daily net assets of the Class A shares, which may be paid to other dealers based on the average value of Class A shares owned by clients of such dealers. In addition, a Fund may pay up to an additional .25% per annum of the daily net assets of the Class A shares for expenses incurred in the distribution and promotion of the shares, including prospectus costs for prospective shareholders, costs of responding to prospective shareholder inquiries, payments to brokers and dealers for selling and assisting in the distribution of Class A shares, costs of advertising and promotion and any other expenses related to the distribution of the Class A shares.

     CLASS B SHARES. The Funds have also adopted a plan of distribution (the "Class B Plan") with respect to the Class B shares of a Fund. The Class B Plan provides for two categories of payments. First, the Class B Plan provides for the payment to the Distributor of an account maintenance fee, in an amount equal to an annual rate of .25% of the average daily net assets of the Class B shares, which may be paid to other dealers based on the average value of Class B shares owned by clients of such dealers. In addition, a Fund may pay up to an additional .75% per annum of the daily net assets of the Class B shares for expenses incurred in the distribution and promotion of the shares, including prospectus costs for prospective shareholders, costs of responding to prospective shareholder inquiries, payments to brokers and dealers for selling and assisting in the distribution of Class B shares, costs of advertising and promotion and any other expenses related to the distribution of the Class B shares. The Funds may make payments to dealers and other persons in an amount up to .75% per annum of the average value of Class B shares owned by their clients, in addition to the .25% account maintenance fee described above.

     CLASS C SHARES. The Funds have also adopted a plan of distribution (the "Class C Plan") with respect to the Class C shares of a Fund. The Class C Plan provides for two categories of payments. First, the Class C Plan provides for the payment to the Distributor of an account maintenance fee, in an amount equal to an annual rate of .25% of the average daily net assets of the Class C shares, which may be paid to other dealers based on the average value of Class C shares owned by clients of such dealers. In addition, a Fund may pay up to an additional .75% per annum of the daily net assets of the Class C shares for expenses incurred in the distribution and promotion of the shares, including prospectus costs for prospective shareholders, costs of responding to prospective shareholder inquiries, payments to brokers and dealers for selling and assisting in the distribution of Class C shares, costs of advertising and promotion and any other expenses related to the distribution of the Class C shares. The Funds may make payments to dealers and other persons in an amount up to .75% per annum of the average value of Class C shares owned by their clients, in addition to the .25% shareholder service fee described above.

TRUSTEE LIABILITY

     The Trust Instrument provides that the Trustees of the Trust will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust's property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Trust Instrument provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

CODE OF ETHICS

     The Trust, the Adviser, the Sub-Advisers and the Distributor have each adopted Codes of Ethics. These Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds, but prohibit such personnel from engaging in personal investment activities which compete with or attempt to take advantage of the Funds' planned portfolio transactions. Each of these parties monitors compliance with its Code of Ethics.

                           ADDITIONAL TAX INFORMATION

     Each Fund intends to qualify as a regulated investment company, or "RIC", under the Internal Revenue Code of 1986, as amended (the "Code"). Qualification generally will relieve the Funds of liability for federal income taxes to the extent their net investment income and net realized capital gains are distributed in accordance with the Code. However, taxes may be imposed on the Funds by foreign countries with respect to income received on foreign securities. Depending on the extent of the Funds' activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Funds may be subject to the tax laws of these states or localities. If for any taxable year a Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to a federal tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of earnings and profits, and would be eligible for the dividends-received deduction for corporations.

     To qualify as a RIC, a Fund must, among other things, (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, or certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies; and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

     If a Fund acquires any equity interest in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), that Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may ameliorate these adverse tax consequences, but any such election could require the applicable Fund to recognize taxable income or gain, subject to tax distribution requirements, without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. Each of the Funds may limit or manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

     A Fund may be subject to withholding and other taxes imposed by foreign countries with respect to its investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases.

     A Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.

     A federal excise tax at the rate of 4% will be imposed on the excess, if any, of a Fund's "required distribution" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of the Fund's ordinary income for the calendar year plus 98% of its net capital gains recognized during the one year period ending on October 31 of that calendar year plus undistributed amounts from prior years. The Funds intend to make distributions sufficient to avoid imposition of the excise tax.

     It is anticipated that amounts distributed by the Funds that are attributable to certain dividends received from domestic corporations will qualify for the 70% dividends-received deduction for corporate shareholders. A corporate shareholder's dividends-received deduction will be disallowed unless it holds shares in the Fund, and the Fund holds shares in the dividend-paying corporation, at least 46 days during the 90-day period beginning 45 days before the date on which the shareholder or the Fund, as the case may be, becomes entitles to receive the dividend. In determining the holding period for this purpose, any period during which the recipient's risk of loss is offset by means of options, short sales or similar transactions is not counted. Furthermore, the dividends-received deduction will be disallowed to the extent a corporate shareholder's investment in shares of a Fund, or such Fund's investment in the shares of the dividend-paying corporation, is financed with indebtedness.

     Any loss arising from the sale or redemption of shares of a Fund held for six months or less will be treated for U.S. federal tax purposes as a long-term capital loss to the extent of any amount of capital gain dividends received by the shareholder with respect to such Fund shares. For purposes of determining whether shares of a Fund have been held for six months or less, a shareholder's holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

     Information set forth in the Prospectus and this SAI which relates to federal taxation is only a summary of some of the important federal tax considerations generally affecting shareholders. No attempt has been made to present a detailed explanation of the federal income tax treatment of a Fund or its shareholders and this description is not intended as a substitute for federal tax planning. Accordingly, potential shareholders of the Funds are urged to consult their tax advisers with specific reference to their own tax situation. In addition, the tax discussion in the Prospectus and this SAI is based on tax laws and regulations which are in effect on the date of the Prospectus and this SAI; these laws and regulations may be changed by legislative or administrative action.

                             PERFORMANCE INFORMATION

     From time to time performance information for the Funds showing their average annual total return and aggregate total return may be presented in advertisements, sales literature and shareholder reports. Such performance figures are based on historical earnings and are not intended to indicate future performance. Average annual total return of a Fund will be calculated for the most recent 1, 5 and 10 year periods or, if the Fund has not been in existence for any such period, for the period since the Fund began operations. Average annual total return is measured by comparing the value of an investment in a Fund at the beginning of the relevant period to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions) and annualizing the result.

     Total return is a function of the type and quality of instruments held in the portfolio, levels of operation expenses and changes in market conditions. Consequently, total return will fluctuate and is not necessarily representative of future results. Any fees charged by financial intermediaries with respect to customer accounts for investing in shares of the Funds will not be included in performance calculations. These fees, if charged, will reduce the actual performance from that quoted. If the Manager voluntarily waives all or a part of its fees, the total return of a Fund will be higher than it would be in the absence of such voluntary waiver.

CALCULATION OF AVERAGE ANNUAL TOTAL RETURN

     Average annual total return is a measure of the change in value of an investment in a Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in the Fund immediately rather than paid to the investor in cash. Average annual total return will be calculated by:
(1) adding to the total number of shares purchased by a hypothetical $1,000 investment in the Fund and all additional shares which would have been purchased if all dividends and distributions paid or distributed during the period had immediately been reinvested, (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period, (3) assuming redemption at the end of the period, and (4) dividing this account value for the hypothetical investor by the initial $1,000 investment and annualizing the result.

     The Funds may also quote average annual total return over the specified periods (i) after taxes on a Fund's distributions and (ii) after taxes on a Fund's distributions and redemption of a Fund's shares at the end of the period. The calculations assume deduction of all taxes due on such Fund distributions. The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of Fund shares, includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption. After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution. The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions). The tax rates may vary over the course of the measurement period. State and local tax liabilities are disregarded, as are the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. A Fund's past performance, before and after taxes, is not necessarily an indication of how that Fund will perform in the future.

     The table below shows the Amstar Value Fund's average annual total returns for periods ended September 30, 2002:

                                                           Since Inception
                                              One Year    (October 2, 1999)
                                              --------     ---------------
  Return Before Taxes                         -19.17%           8.76%
  Return After Taxes on Distributions         -20.18%           6.23%
  Return After Taxes on Distributions
    and Sale of Fund Shares                   -10.74%           6.23%

     Each Fund may also advertise total return (a "nonstandardized quotation") whixh is calculated differently from average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. This computation does not include the effect of the applicable sales load which, if included, would reduce total return. The cumulative return of the Amstar Value Fund (computed without the applicable sales load) as calculated in this manner for the period since inception (October 2, 1999) to September 30, 2002 is 35.01%. A nonstandardized quotation may also indicate average annual compounded rates of return over period other than those specified for average annual total return. A nonstandardized quotation of total return will always be accompanied by a Fund's average annual total returns as described above.

PERFORMANCE COMPARISONS

     Advertisements, sales materials and shareholder reports may compare the performance of the Funds to the performance of other mutual funds with comparable investment objectives and policies or to various mutual fund or market indices, such as those prepared by Dow Jones & Co., Inc., Standard & Poor's, Lehman Brothers, Inc., Morgan Stanley Capital International and Frank

Russell Company, as well as data prepared by Lipper, Inc. and Morningstar, Inc., widely recognized independent services which monitor the performance of mutual funds, and the Consumer Price Index. Comparisons may also be made to indices or data published in Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, Pensions & Investments, and USA Today. In addition to performance information, general information about the Funds that appears in a publication such as those mentioned above may be included in advertisements and in reports to shareholders.

     From time to time, the Funds (or the Manager) may include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement these discussions; (4) descriptions of past or anticipated portfolio holdings for the Funds; (5) descriptions of investment strategies for the Funds; (6) descriptions or comparisons of various savings and investment policies (including, but not limited to, insured bank products, annuities, qualified retirement plans and individual stocks and bonds), which may or may not include the Funds; (7) comparisons of investment products
(including the Funds) with relevant market or industry indices or other appropriate benchmarks; and (8) discussions of fund rankings or ratings by recognized rating organizations. The Funds may also include calculations, such as hypothetical compounding examples which describe hypothetical investment results in such communications. These performance examples will be based on an expressed set of assumptions and are not indicative of the performance of the Funds.

     Morningstar, Inc., Chicago, Illinois, rates mutual funds on a one- to five-star rating scale with five stars representing the highest rating. Such ratings are based on a fund's historical risk/reward ratio as determined by Morningstar, Inc. relative to other funds in that fund's investment objective category or class. The one- to five-star ratings represent the following ratings by Morningstar, Inc. respectively: Lowest, Below Average, Neutral, Above Average and Highest.

                              FINANCIAL STATEMENTS

     The financial statements of the Amstar Value Fund (formerly the Val Cap Mid Cap Fund), which have been audited by Ernst & Young LLP, are incorporated herein by reference to the annual report of the Fund dated September 30, 2002.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



                            VALENZUELA CAPITAL TRUST
                            ------------------------


                              VAL CAP MID CAP FUND
                              --------------------










                                  ANNUAL REPORT
                               September 30, 2002












        INVESTMENT ADVISER                                ADMINISTRATOR
        ------------------                                -------------
  VALENZUELA CAPITAL PARTNERS, LLC                 ULTIMUS FUND SOLUTIONS, LLC
1270 Avenue of the Americas, Suite 508                    P.O. Box 46707
      New York, New York 10020                     Cincinnati, Ohio 45246-0707
                                                          1.877.309.9062




--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                            VALENZUELA CAPITAL TRUST
                           VAL CAP FUNDS FOR INVESTORS

                ANNUAL REPORT FOR YEAR ENDING SEPTEMBER 30, 2002


PRESIDENT'S LETTER                                             NOVEMBER 15, 2002

The trailing one year was a difficult period in the history of the American equity markets. The decline was spurred by rational and non-rational factors. The rational factors were linked to a slowing of the rate of change during the early phases of our economic recovery. The non-rational factors were linked to higher risk premiums associated with continuing corporate scandals, accounting concerns, terrorism, and the prospects of war with Iraq.

At the end of the second quarter, it appeared that the US was on its way to a solid economic recovery from its relatively short and mild recession. We recognized that there were risks to that recovery. Nevertheless, we believed that as long as the consumer continued to spend, the other sectors of the economy would mend and resume growth in 2003. During the second quarter, several factors raised doubts on the strength of the recovery. A few observers even suggested a rising possibility of a double dip--a fall back into economic malaise. Perhaps the two most important factors raising doubts about the recovery were: (1) the market's failure to absorb more workers; and (2) the inability of corporations to generate strong profit growth.

The employment problems have not been atypical of past economic recessions. In time, even in a weaker recovery, employment should improve. Until it improves, consumer spending may be called into question. With profit growth less than forecast, the corporate sector also remained parsimonious. By the end of this fiscal year, there was evidence that economic production was contracting--hardly what one would expect in a recovery. Capacity utilization remained at around 75% -- a drag on overall corporate profitability.

Offsetting the bad news was the fact that interest rates were near fifty-year lows. Consumer debt was therefore more readily affordable. Housing activity, a critical backbone of the economy, continued to be strong due primarily to those low rates. With low interest rates, consumers actively refinanced their existing homes. The lower interest rates coupled with the money pulled out of home refinancing gave them a new pool of spending power to tap into.

We find it difficult to predict the economic outlook for the remainder of the year. Absent the non-rational concerns, we would expect this to be a fairly typical recovery. Consumer spending would lift capacity utilization. That in turn would jump-start business spending. As a result, corporate profits would rebound and equity prices would rise. However, the non-rational issues weighing on the consumer could act as a headwind to economic growth. The result could be subpar economic recovery. Corporate profitability could languish, and that could affect equity prices. With the proper leadership, the headwind could diminish and we could conclude the year on a strong note.

We remain cautiously optimistic that our economy is on the right track, that our leaders will generally make the right decisions, and going forward, the economy will continue to flourish.




                                              Thomas M. Valenzuela
                                              President

PORTFOLIO COMMENTARY
Val Cap Mid Cap Fund

The Fund declined 15.15% for the year ending September 30, 2002, compared to a loss of 5.45% for the Russell Midcap Value Index, its style benchmark. In this difficult and extremely volatile investment environment, the Standard & Poor's 500 Index, representing the overall U.S. equity markets, was off 20.49%.

For the fiscal year, Health Care, the Fund's top outperforming sector, has been driven to a large degree by Trigon Healthcare, the managed healthcare company (acquired in July by Anthem), and Lincare Holdings.

Industrials, where the Fund maintains a slightly underweighted position for the period, has benefited from owning Alliant Techsystems and American Standard Companies. American Standard appreciated early in 2002 based on the perception of an improving economy on the part of the consumer.

Utilities have been solid performers compared to the benchmark, particularly due to PPL, the energy and utility holding company. PPL forecast a 9% increase in core earnings for 2003 in August.

Avoidance  of  the  Telecommunications   Services  sector  was  of  considerable
importance for the Fund as it declined over 55% throughout the fiscal year in the Russell Midcap Value Index.

The Fund underperformed in the Consumer Discretionary sector to a large degree because of United Rentals, which accounted for 85 basis points of relative underperformance. The equipment rental company announced weak financial results for the second quarter ended June 30, 2002 due to the continued decline in non-residential construction spending, especially for industrial facilities, offices and hotels.

The Fund's  Financials  sector was weakened by exposure to Capital One Financial
(COF), which was responsible for approximately 1.00% of relative underperformance compared to the benchmark. COF suffered from a single exogenous event when on July 17, Federal Regulators ordered the company to increase its cash reserves due to the heightened risk of loan defaults experienced by its weaker competitors.

Information Technology was hurt in particular by National Semiconductor and Vishay Intertechnology as the entire integrated chip industry suffered.

As of September 30, 2002, the Fund continues to be positively exposed to a recovering economy with a slight overweighting to economically sensitive sectors (in total).

There are some groups represented within the Fund that are by traditional standards considered defensive. These groups include Energy and Health Care. These stocks continue to have value (in our opinion) as we look at peer group valuations, and future earnings prospects.

After the reconstitution of the Russell Midcap Value Index (RMV) on June 30, REIT's now account for roughly 8% of the weight of the Financials sector of the benchmark. The Fund increased its exposure to REITS to maintain parity with the RMV, as well as to take advantage of the low valuation, predictable cash flow, and higher yielding characteristics that REIT's have to offer.


                                                 Thomas M. Valenzuela
                                                 Portfolio Manager


                                         VAL CAP MID CAP FUND

                    COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
                         VAL CAP MID CAP FUND AND THE RUSSELL MIDCAP VALUE INDEX


               VAL CAP MID CAP FUND                                RUSSELL MIDCAP VALUE INDEX
               --------------------                                --------------------------
     10/2/1999                       10,000                   10/2/1999                     10,000
    10/31/1999         0.00%         10,000                  10/31/1999       3.34%         10,334
    12/31/1999         7.30%         10,730                  12/31/1999       0.79%         10,416
     3/31/2000        26.84%         13,610                   3/31/2000       1.01%         10,521
     6/30/2000         4.19%         14,180                   6/30/2000      -1.68%         10,344
     9/30/2000         9.03%         15,460                   9/30/2000       9.65%         11,343
    12/31/2000        13.84%         17,599                  12/31/2000       9.44%         12,414
     3/31/2001        -7.34%         16,307                   3/31/2001      -3.53%         11,975
     6/30/2001         4.64%         17,064                   6/30/2001       7.05%         12,819
     9/30/2001        -6.75%         15,911                   9/30/2001     -11.55%         11,339
    12/31/2001         7.59%         17,120                  12/31/2001      12.03%         12,703
     3/31/2002         1.65%         17,403                   3/31/2002       7.90%         13,706
     6/30/2002        -3.82%         16,738                   6/30/2002     -17.95%         11,245
     9/30/2002       -19.34%         13,501                   9/30/2002      -4.67%         10,720


-----------------------------------------
        VAL CAP MID CAP FUND
    AVERAGE ANNUAL TOTAL RETURNS(a)
         (FOR PERIODS ENDED
          SEPTEMBER 30, 2002)

                       SINCE
         1 YEAR     INCEPTION*
         ------     ----------
        -15.15%       10.54%
-----------------------------------------


Past performance is not predictive of future performance.


*From commencement of operations (October 2, 1999).

(a) The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                            VALENZUELA CAPITAL TRUST
                              VAL CAP MID CAP FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 2002


ASSETS
Investment securities:
    At acquisition cost                                              $  342,739
                                                                     ==========
    At market value (Note 1)                                         $  323,931
Dividends and interest receivable                                           213
Receivable for investment securities sold                                 2,260
Receivable for capital shares sold                                           47
                                                                     ----------
    Total Assets                                                        326,451
                                                                     ----------

LIABILITIES
Payable for investment securities purchased                               3,434
                                                                     ----------

NET ASSETS                                                           $  323,017
                                                                     ==========

Net assets consist of:
     Paid-in capital                                                 $  343,123
     Undistributed net investment income                                  1,804
     Accumulated net realized losses from
      security transactions                                              (3,102)
     Net unrealized depreciation on investments                         (18,808)
                                                                     ----------
                                                                     $  323,017
                                                                     ==========

Shares of beneficial interest outstanding (unlimited
 number of shares authorized, no par value)                              29,458
                                                                     ==========

Net asset value, offering price and redemption price
 per share (Note 1)                                                  $    10.97
                                                                     ==========



See accompanying notes to financial statements.

                            VALENZUELA CAPITAL TRUST
                              VAL CAP MID CAP FUND
                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED SEPTEMBER 30, 2002


INVESTMENT INCOME
     Dividends                                                       $    2,220
     Interest                                                               112
                                                                     ----------
         Total Investment Income                                          2,332
                                                                     ----------

EXPENSES
     Fund accounting fees (Note 3)                                       30,000
     Administration fees (Note 3)                                        18,000
     Shareholder services and transfer agent fees (Note 3)               15,000
     Professional fees                                                   14,836
     Registration and filing fees                                        14,200
     Custodian fees                                                      10,225
     Insurance expense                                                    5,292
     Trustees' fees and expenses                                          3,791
     Pricing fees                                                         1,240
     Advisory fees (Note 3)                                               1,566
     Printing of shareholder reports                                        670
     Other expenses                                                       2,211
                                                                     ----------
         Total Expenses                                                 117,031
     Less fees waived and expenses reimbursed by the
      Adviser (Note 3)                                                 (117,031)
                                                                     ----------
         Net Expenses                                                      --
                                                                     ----------

NET INVESTMENT INCOME                                                     2,332
                                                                     ----------

REALIZED AND UNREALIZED LOSSES ON INVESTMENTS
     Net realized losses from security transactions                      (2,825)
     Net change in unrealized appreciation/
      depreciation on investments                                       (37,762)
                                                                     ----------

NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS                       (40,587)
                                                                     ----------

NET DECREASE IN NET ASSETS FROM OPERATIONS                           $  (38,255)
                                                                     ==========



See accompanying notes to financial statements.


                                       VALENZUELA CAPITAL TRUST
                                         VAL CAP MID CAP FUND
                                  STATEMENTS OF CHANGES IN NET ASSETS


                                                                    YEAR         YEAR
                                                                    ENDED        ENDED
                                                                 SEPT. 30,      SEPT. 30,
                                                                    2002          2001
                                                                -----------    ----------
FROM OPERATIONS
     Net investment income                                      $   2,332      $   1,655
     Net realized gains (losses) from
      security transactions                                        (2,825)         9,029
     Net change in unrealized appreciation/
      depreciation on investments                                 (37,762)        (6,400)
                                                                ---------      ---------
        Net increase (decrease) in net assets
         from operations                                          (38,255)         4,284
                                                                ---------      ---------

FROM DISTRIBUTIONS TO SHAREHOLDERS
     From net investment income                                    (1,728)        (1,918)
     From net realized gains from security transactions            (9,306)       (20,352)
                                                                ---------      ---------
        Net decrease in net assets from distributions
         to shareholders                                          (11,034)       (22,270)
                                                                ---------      ---------

FROM CAPITAL SHARE TRANSACTIONS
     Proceeds from shares sold                                    209,819           --
     Net asset value of shares issued in reinvestment
      of distributions to shareholders                             11,034         22,270
                                                                ---------      ---------
        Net increase in net assets from capital
         share transactions                                       220,853         22,270
                                                                ---------      ---------

TOTAL INCREASE IN NET ASSETS                                      171,564          4,284

NET ASSETS
     Beginning of year                                            151,453        147,169
                                                                ---------      ---------
     End of year                                                $ 323,017      $ 151,453
                                                                =========      =========

UNDISTRIBUTED NET INVESTMENT INCOME                             $   1,804      $   1,200
                                                                =========      =========

SUMMARY OF FUND SHARE ACTIVITY:
     Shares sold                                                   17,583           --
     Shares reinvested                                                793          1,561
                                                                ---------      ---------
     Net increase in shares outstanding                            18,376          1,561
     Shares outstanding, beginning of year                         11,082          9,521
                                                                ---------      ---------
     Shares outstanding, end of year                               29,458         11,082
                                                                =========      =========



See accompanying notes to financial statements.

                                       VALENZUELA CAPITAL TRUST
                                          VAL CAP MID CAP FUND
                                         FINANCIAL HIGHLIGHTS
             SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                                      YEAR           YEAR           PERIOD
                                                                      ENDED          ENDED           ENDED
                                                                    SEPT. 30,      SEPT. 30,       SEPT. 30,
                                                                      2002           2001            2000(a)
                                                                 -----------     -----------     -----------
PER SHARE DATA

Net asset value at beginning of year                             $     13.67     $     15.46     $     10.00
                                                                 -----------     -----------     -----------

Income (loss) from investment operations:
     Net investment income                                              0.08            0.13            0.15
     Net realized and unrealized gains (losses)
      on investments                                                   (1.98)           0.40            5.31
                                                                 -----------     -----------     -----------
         Total from investment operations                              (1.90)           0.53            5.46
                                                                 -----------     -----------     -----------

Less distributions:
     Distributions from net investment income                          (0.13)          (0.18)           --
     Distributions from net realized gains                             (0.67)          (2.14)           --
                                                                 -----------     -----------     -----------
         Total distributions                                           (0.80)          (2.32)           --
                                                                 -----------     -----------     -----------

Net asset value at end of year                                   $     10.97     $     13.67     $     15.46
                                                                 ===========     ===========     ===========

TOTAL RETURN                                                          (15.15%)          2.92%          54.60%
                                                                 ===========     ===========     ===========

Net assets at end of year                                        $   323,017     $   151,453     $   147,169
                                                                 ===========     ===========     ===========


Ratio of expenses to average net assets:
     Before expense reimbursement and waived fees                      56.06%          80.71%          89.12%
     After expense reimbursement and waived fees                        0.00%           0.00%           0.00%

Ratio of net investment income (loss) to average net assets:
     Before expense reimbursement and waived fees                     (54.95%)        (79.65%)        (87.75%)
     After expense reimbursement and waived fees                        1.12%           1.06%           1.37%

Portfolio turnover rate                                                  198%            183%            272%

(a) From commencement of operations (October 2, 1999)



See accompanying notes to financial statements.


                 VALENZUELA CAPITAL TRUST - VAL CAP MID CAP FUND
                            PORTFOLIO OF INVESTMENTS
                               SEPTEMBER 30, 2002

   SHARES                                                               VALUE
  --------                                                              ------
              COMMON STOCKS - 94.9%
              CONSUMER DISCRETIONARY - 23.2%
     115      Bally Total Fitness Holding Corp. (a)                  $   1,140
      90      BorgWarner, Inc.                                           4,468
     145      Cedar Fair, L.P. (a)                                       3,390
     930      ChipPAC, Inc. - Class A (a)                                1,989
      75      Columbia Sportswear Co. (a)                                2,604
     350      Cooper Tire & Rubber Co.                                   5,649
     105      Harrah's Entertainment, Inc. (a)                           5,062
     235      Interpublic Group of Cos., Inc. (The)                      3,725
     205      Leggett & Platt, Inc.                                      4,057
     165      Liz Claiborne, Inc.                                        4,117
     115      Manpower, Inc.                                             3,374
     100      Pier 1 Imports, Inc.                                       1,907
     280      Reebok International Ltd. (a)                              7,014
     155      Ruby Tuesday, Inc.                                         2,911
     160      Scholastic Corp. (a)                                       7,149
      70      Superior Industries International, Inc.                    3,295
     255      TJX Cos., Inc. (The)                                       4,335
     145      Tribune Co.                                                6,062
     340      United Rentals, Inc. (a)                                   2,870
                                                                     ---------
                                                                        75,118
                                                                     ---------
              CONSUMER STAPLES - 4.7%
      90      Adolph Coors Co. - Class B                                 5,067
     180      Constellation Brands, Inc. - Class A (a)                   4,158
     210      Supervalu, Inc.                                            3,391
      75      Universal Corp.                                            2,630
                                                                     ---------
                                                                        15,246
                                                                     ---------
              ENERGY - 7.5%
      80      Amerada Hess Corp.                                         5,430
     295      Ocean Energy, Inc.                                         5,885
     235      Pioneer Natural Resources Co. (a)                          5,699
     165      PPL Corp.                                                  5,369
     300      Superior Energy Services, Inc. (a)                         1,950
                                                                     ---------
                                                                        24,333
                                                                     ---------
              FINANCIALS - 20.6%
      50      Affiliated Managers Group, Inc. (a)                        2,230
      75      Alabama National BanCorp.                                  3,396
      85      Ambac Financial Group, Inc.                                4,581
      35      Bear Stearns Cos., Inc. (The)                              1,974
      65      Delphi Financial Group, Inc. - Class A                     2,367
     360      Doral Financial Corp.                                      8,690
      90      Everest Re Group, Ltd.                                     4,937
     135      First American Corp.                                       2,758
     130      Franklin Resources, Inc.                                   4,043
      70      Hartford Financial Services Group, Inc. (The)              2,870
     100      IPC Holdings, Ltd.                                         2,937

                VALENZUELA CAPITAL TRUST - VAL CAP MID CAP FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               SEPTEMBER 30, 2002

   SHARES                                                               VALUE
  --------                                                              ------
              COMMON STOCKS - 94.9% (CONTINUED)
              FINANCIALS - 20.6% (CONTINUED)
      75      Jefferies Group, Inc.                                     $2,862
      85      Legg Mason, Inc.                                           3,618
     170      National Commerce Financial Corp.                          4,259
     130      Scottish Annuity & Life Holdings, Ltd.                     2,217
     235      SouthTrust Corp.                                           5,699
     400      Staten Island Bancorp, Inc.                                6,960
                                                                     ---------
                                                                        66,398
                                                                     ---------
              HEALTH CARE - 6.8%
      75      AmerisourceBergen Corp.                                    5,357
     150      Hanger Orthopedic Group, Inc. (a)                          2,385
     170      Medical Staffing Network Holdings, Inc. (a)                2,579
     100      Owens & Minor, Inc.                                        1,429
     115      Universal Health Services, Inc. - Class B (a)              5,882
      60      WellPoint Health Networks, Inc. (a)                        4,398
                                                                     ---------
                                                                        22,030
                                                                     ---------
              INDUSTRIALS - 10.0%
      90      Alliant Techsystems, Inc. (a)                              6,232
      20      Beazer Homes USA, Inc. (a)                                 1,221
      40      EMCOR Group, Inc. (a)                                      1,988
     135      Forward Air Corp. (a)                                      2,443
     160      Genesee & Wyoming, Inc. - Class A (a)                      3,560
     110      Hovnanian Enterprises, Inc. - Class A (a)                  3,718
     240      Norfolk Southern Corp.                                     4,846
     120      P.A.M Transportation Services, Inc. (a)                    2,290
     165      United Defense Industries, Inc. (a)                        3,894
     120      UTI Worldwide, Inc.                                        2,206
                                                                     ---------
                                                                        32,398
                                                                     ---------
              INFORMATION TECHNOLOGY - 10.9%
     100      Cree, Inc. (a)                                             1,250
      80      DuPont Photomasks, Inc. (a)                                1,822
     130      Integrated Defense Technologies, Inc. (a)                  2,561
      80      L-3 Communications Holdings, Inc. (a)                      4,216
     590      McDATA Corp. - Class A (a)                                 3,204
     840      Mediacom Communications Corp. (a)                          4,511
     210      National Semiconductor Corp. (a)                           2,507
      75      NetIQ Corporation (a)                                      1,087
     675      Numerical Technologies, Inc. (a)                           1,958
      95      Technitrol, Inc.                                           1,420
     680      Titan Corp. (a)                                            6,528
     160      Veridian Corp. (a)                                         3,997
                                                                     ---------
                                                                        35,061
                                                                     ---------

                 VALENZUELA CAPITAL TRUST - VAL CAP MID CAP FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               SEPTEMBER 30, 2002

   SHARES                                                               VALUE
  --------                                                              ------
              COMMON STOCKS - 94.9% (CONTINUED)
              MATERIALS - 4.3%
     450      Chesapeake Energy Corp.                                   $2,970
     325      Pactiv Corp. (a)                                           5,346
      65      Praxair, Inc.                                              3,322
     140      Timken Co. (The)                                           2,345
                                                                     ---------
                                                                        13,983
                                                                     ---------
              REAL ESTATE INVESTMENT TRUSTS - 5.3%
     135      AMB Property Corp.                                         3,902
     105      Boston Properties, Inc.                                    3,906
     170      Equity Residential                                         4,070
     140      Simon Property Group, Inc.                                 5,002
                                                                     ---------
                                                                        16,880
                                                                     ---------
              UTILITIES - 1.6%
     215      Wisconsin Energy Corp.                                     5,225
                                                                     ---------

              TOTAL COMMON STOCKS (Cost $325,480)                    $ 306,672
                                                                     ---------

FACE AMOUNT
-----------
              SHORT TERM MONEY MARKET SECURITIES - 5.4%
 $ 17,259     The Bank of New York Cash Reserve
               (Cost $17,259)                                        $  17,259
                                                                     ---------

              TOTAL INVESTMENTS AT VALUE - 100.3% (Cost $342,739)    $ 323,931

              LIABILITIES IN EXCESS OF OTHER ASSETS - (0.3%)              (914)
                                                                     ---------

              NET ASSETS - 100.0%                                    $ 323,017
                                                                     =========

       (a) Non-income producing security



See accompanying notes to financial statements.

                            VALENZUELA CAPITAL TRUST
                          NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2002



1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     The Valenzuela Capital Trust (the "Trust") was organized as a Delaware business trust on June 22, 1999. The Trust is an open-end diversified management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). As of September 30, 2002, the Trust consists of one series, the Val Cap Mid Cap Fund (the "Fund"). The Trust is authorized to issue an unlimited number of shares.

     As part of the Trust's organization, the Fund issued in a private placement 5,000 shares of beneficial interest to Valenzuela Capital Partners LLC, (the "Adviser") at $10.00 a share on October 2, 1999. Additionally, the Fund, in a secondary private placement, issued 4,521 shares of beneficial interest to a principal of the Adviser at $11.06 a share on January 17, 2000 and issued 10,795 shares at $11.10 a share on September 27, 2002 to the same principal. The Fund has not yet commenced a public offering of its shares.

     The Fund's investment objective is capital appreciation primarily through investments in common stocks of mid-capitalization companies. The Fund will seek to achieve this objective by investing primarily in the common stock of mid-cap U.S. companies with market capitalization from $1 billion to $15 billion.

     SECURITIES VALUATION - The Fund's portfolio securities are valued as of the close of regular trading of the New York Stock exchange, normally 4:00 p.m., Eastern time, on days the exchange is open. The Fund's securities are generally valued at current market prices. If market quotations are not readily available, prices are based on a fair value estimate, determined in accordance with methods approved by the Fund's Board of Trustees. Investments in money market instruments are generally valued at cost plus accrued interest.

     SHARE VALUATION - The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the net asset value per share.

     INVESTMENT INCOME - Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date.

                            VALENZUELA CAPITAL TRUST
                    NOTES TO FINANCIAL STATEMENTS (continued)
                               SEPTEMBER 30, 2002



1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

     DISTRIBUTIONS TO SHAREHOLDERS - Dividends arising from net investment income, if any, are declared and paid annually to shareholders of the Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. The tax character of distributions paid during the years ended September 30, 2002 and 2001 was as follows:

            Year Ended        Ordinary        Long-Term          Total
            ----------        --------        ---------          -----
           September 30,       Income       Capital Gains    Distributions
           -------------       ------       -------------    -------------

               2002           $  1,728        $ 9,306         $  11,034
               2001           $ 22,270        $    --         $  22,270

     ORGANIZATION EXPENSES - All costs incurred by the Trust in connection with the organization of the Fund and the initial public offering of shares of the Fund, principally professional fees and printing, have been reimbursed by the Adviser and are subject to recovery by the Adviser pursuant to the Expense Limitation Agreement (See Note 3).

     SECURITY  TRANSACTIONS - Security  transactions  are accounted for on trade
     date.   The  cost  of   securities   sold  is   determined  on  a  specific
     identification basis.

     ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

     FEDERAL INCOME TAX - It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made. In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare and pay as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

                            VALENZUELA CAPITAL TRUST
                    NOTES TO FINANCIAL STATEMENTS (continued)
                               SEPTEMBER 30, 2002


1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

     The tax character of distributable earnings at September 30, 2002 was as follows:

     Undistributed                                                  Total
     -------------                                                  -----
     Net Investment  Capital Loss                  Unrealized    Distributable
     --------------  ------------                  ----------    -------------
        Income       Carryforwards  Other Losses   Depreciation     Earnings
        ------       -------------  ------------   ------------     --------

      $  1,804         (1,071)      $ (1,688)      $ (19,151)     $ (20,106)

     The following information is based upon the federal income tax cost of investment securities of $343,082 as of September 30, 2002:

              Gross unrealized appreciation     $   8,113
              Gross unrealized depreciation       (27,264)
                                                ---------

              Net unrealized depreciation       $ (19,151)
                                                =========

     The difference between the federal income tax cost of portfolio investments and the financial statement cost is due to certain timing differences in the recognition of capital losses under income tax regulations and accounting principles generally accepted in the United States.

     As of September 30, 2002, the Fund had capital loss carryforwards for federal income tax purposes of $1,071, which expire on September 30, 2010. In addition, the Fund had net realized losses of $1,688 during the period November 1, 2001 through September 30, 2002, which are treated for federal income tax purposes as arising during the Fund's tax-year ending September 30, 2003. These capital loss carryforwards and "post-October" losses may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

     ADOPTION OF NEW AUDIT GUIDE - As required, effective October 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Audits of Investment Companies (the Guide). The effect of initially applying changes required by the Guide had no effect on the net assets or operations of the Fund.

                            VALENZUELA CAPITAL TRUST
                    NOTES TO FINANCIAL STATEMENTS (continued)
                               SEPTEMBER 30, 2002



2.   INVESTMENTS

     For the year ended September 30, 2002, the cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $601,994 and $393,665.

3.   TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

     Certain Trustees and officers of the Trust are affiliated with the Adviser or Ultimus Fund Solutions, LLC (the "Administrator"). Such persons are not paid directly by the Trust for serving in those capacities.

     INVESTMENT ADVISORY AGREEMENT
     Under the terms of an investment advisory agreement between the Trust and the Adviser, the Adviser is entitled to receive fees based on a percentage of the daily average net assets. The Fund pays the Adviser an annual rate of 0.75% of its average daily net assets.

     Pursuant to an Expense Limitation Agreement, the Adviser has contractually agreed to waive a portion of its advisory fees and if necessary, reimburse the Fund's operating expenses so that its net expenses do not exceed 1.45% per annum of average daily net assets (the "Expense Cap") until at least October 1, 2011.

     For the year ended September 30, 2002, the Adviser waived its entire advisory fee and paid all of the operating expenses of the Fund.

     If at any point during the period prior to October 1, 2004, the operating expenses of the Fund fall below the Expense Cap, the Adviser may recoup fees previously waived or reimbursed so long as the amount of the recouped fees does not 1) cause the Fund's aggregate expenses on an annualized basis to exceed the Expense Cap, and 2) exceed the fees previously waived or reimbursed by the Adviser prior to October 1, 2002. The agreement provides that no such payments shall be made to the Adviser after October 1, 2004. As of September 30, 2002, the amount of waived fees and reimbursed expenses (which includes $100,000 of organization cost) that may be recouped by the Adviser in the future, pursuant to the Expense Limitation Agreement, is $438,717.

                            VALENZUELA CAPITAL TRUST
                    NOTES TO FINANCIAL STATEMENTS (continued)
                               SEPTEMBER 30, 2002


3.   TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

     ADMINISTRATION AGREEMENT
     The Administrator supplies executive, administrative and regulatory compliance services to the Fund, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission and state securities authorities.

     For these services, the Administrator receives a monthly fee from the Fund at an annual rate of .15% on its average daily net assets up to $50 million; .125% on the next $50 million of such assets; .10% on the next $150 million of such assets; .075% on the next $250 million of such assets; and .05% of such net assets in excess of $500 million, subject to an aggregate minimum monthly fee of $3,000. During the period prior to which the Fund is publicly offered for sale, the Administrator has agreed to be compensated at a rate of $1,500 per month. Accordingly, for the year ended September 30, 2002, the Administrator was paid $18,000.

     FUND ACCOUNTING AGREEMENT
     The Administrator calculates the daily net asset value per share and maintains the financial books and records of the Fund. For these services, the Administrator receives from the Fund a monthly fee of $2,500, plus an asset based fee equal to 0.01% of average daily net assets up to $500 million and 0.005% of such assets in excess of $500 million. Through December 31, 2002, the Administrator had agreed to be compensated at a rate of $2,000 per month. Additionally, the Administrator has agreed to waive the additional asset-based fee until the Fund is publicly offered for sale. Accordingly, for the year ended September 30, 2002, the Administrator was paid $30,000. In addition, the Fund pays certain out-of-pocket expenses incurred by the Administrator in obtaining valuations of its portfolio securities.

4.   SHAREHOLDER SERVICING PLAN

     The Fund has adopted a Shareholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan provides that the Fund may incur certain costs related to the servicing of shareholder accounts, generally not to exceed 0.25% of its average daily net assets. For the year ended September 30, 2002, no expenses related to the Plan were incurred.

                         REPORT OF INDEPENDENT AUDITORS


To the Shareholders and
Board of Trustees of
Valenzuela Capital Trust

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Val Cap Mid Cap Fund of the Valenzuela Capital Trust as of September 30, 2002, the related statements of operations and changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets and the financial highlights presented herein for each of the respective years or periods ended September 30, 2001 were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on the statement of changes in net assets and financial highlights in their report dated October 12, 2001.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2002 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Val Cap Mid Cap Fund of the Valenzuela Capital Trust, as of September 30, 2002, the results of its operations, the changes in its net assets and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.


                                              /s/ Ernst & Young LLP
Cincinnati, Ohio
October 22, 2002

                            VALENZUELA CAPITAL TRUST
                              VAL CAP MID CAP FUND
                               SEPTEMBER 30, 2002


BOARD OF TRUSTEES AND OFFICERS (UNAUDITED)
--------------------------------------------------------------------------------

Overall responsibility for management of the Fund rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Fund to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Fund:

                                                                         Position Held
Name of Trustee/Officer      Address                             Age     with the Trust  Length of Time Served
-----------------------      -------                             ---     --------------  ---------------------
*Robert J. Adler             225 West 34th Street, Suite 918      46     Chairman and    Since May 2002
                             New York, NY  10122                         Trustee
*Hendrik J. Laverge          225 West 34th Street, Suite 918      61     Vice President  Since October 1999
                             New York, NY  10122                         and Trustee
*Thomas M. Valenzuela        1270 Avenue of the Americas          48     President and   Since October 1999
                             New York, NY  10020                         Trustee
James R. Hocking             60 Rucum Road                        73     Trustee         Since September 2002
                             Roxbury, CT  06783-0144
Clinton J. Kendrick          465 Long Ridge Road                  59     Trustee         Since October 1999
                             Bedford, NY  10506
Jonathon H. Kagan            30 Rockefeller Plaza, 50th Floor     46     Trustee         Since October 1999
                             New York, NY  10020
Agnes N. Mullady             1250 Broadway                        44     Trustee         Since May 2002
                             New York, NY  10001
Robert G. Dorsey             135 Merchant Street, Suite 230       45     Vice President  Since January 2000
                             Cincinnati, Ohio 45246
Mark J. Seger                135 Merchant Street, Suite 230       40     Treasurer       Since January 2000
                             Cincinnati, Ohio 45246
Mark J. Sfarra               225 West 34th Street, Suite 918      41     Secretary       Since September 2002
                             New York, NY  10122

* Messrs. Adler, Lavarge and Valenzuela, as affiliated persons of the Adviser, are "interested persons" of the Trust within the meaning of
     Section 2(a)(19) of the Investment Company Act of 1940.

Each Trustee oversees one portfolio of the Trust. The principal occupations of the Trustees and executive officers of the Fund during the past five years and public directorships held by the Trustees are set forth below:

Robert J. Adler is Managing Director of AMIC Distribution Partners, Inc. (a mutual fund distributor) and President of Amstar Investment Management LLC (a registered investment adviser). From January 2002 to April 2002, he was President of Voyager Advisors, LLC (a registered investment adviser). From April 2001 to December 2001, he was a Partner of Emergent Capital (a registered investment adviser). From November 1999 to December 2000, he was a consultant for Reliastar Financial Corp. (a financial services firm). Prior to November 1999, he was President of Northstar Distributors, Inc. (a mutual fund distributor).

                            VALENZUELA CAPITAL TRUST
                              VAL CAP MID CAP FUND
                               SEPTEMBER 30, 2002


BOARD OF TRUSTEES AND OFFICERS (UNAUDITED) (continued)
--------------------------------------------------------------------------------

Hendrik J. Laverge is Managing Director of AMIC Distribution Partners, Inc. and Frick Wellington & Laverge. He is also a Consultant to the Adviser. From 1997 to 2000, he was Chief Operating Officer and Managing Director of the Adviser. Prior to 1997, he was founding Managing Director of Concordia Agritrading Pte. Ltd. (a commodity trading and financial services firm). He is President of the Leiden University Fund (USA), Inc. and a Director of Aredin International, Ltd.

Thomas M. Valenzuela is President and Chief Investment Officer of the Adviser.

James R. Hocking is a Chartered Financial Analyst. He is Managing Partner of Camborne Cornell Partners, LLC. Prior to that he was an independent consultant to investment and manufacturing firms with regard to organization, marketing and raising of capital. He was also Chief Investment Officer, U.S. Private Bank, Citibank N.A., New York City, New York. Prior to that, he was Senior Vice President & Portfolio Manager, Templeton International.

Clinton J. Kendrick was an Executive Director of Shearman & Sterling (a law firm) from March 2000 until October 2001. Prior to June 1999, he was co-founder, Chairman and Chief Executive Officer of Matrix Global Investments, Inc. (a private equity firm).

Jonathan H. Kagan is Managing Director of Centre Partners Management, LLC (an investment manager) and Corporate Advisers, LP. He is Director of Lazard Freres & Co. LLC, Firearms Training Systems, Inc. and Staff Leasing, Inc.

Agnes N. Mullady is Controller of The Reserve Funds (registered investment companies) and Reserve Management Corp. and affiliated companies. Prior to July 2000, she was Vice President and Treasurer of The Northstar Funds (registered investment companies) and an officer of Northstar Investment Management Corp. and affiliated companies.

Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC (a registered transfer agent) and Ultimus Fund Distributors, LLC (a registered broker-dealer). Prior to March 1999, he was President of Countrywide Fund Services, Inc. (a mutual fund services company).

Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC. Prior to March 1999, he was First Vice President of Countrywide Fund Services, Inc.

                            VALENZUELA CAPITAL TRUST
                              VAL CAP MID CAP FUND
                               SEPTEMBER 30, 2002


BOARD OF TRUSTEES AND OFFICERS (UNAUDITED) (continued)
--------------------------------------------------------------------------------


Mark J. Sfarra is a Manager of AMIC Distribution Partners, Inc. and Secretary of Amstar Investment Management LLC. From January 2002 to April 2002, he was Vice President of Voyager Advisors, LLC. From July 2001 to December 2001, he was Vice President of Emergent Capital. From July 2000 to July 2001, he was the Manager of Finance of Pimco Fund Distributors. Prior to December 1999, he was Vice President of Northstar Distributors, Inc.

Additional information about the Board of Trustees and Executive Officers may be found in the Fund's Statement of Additional Information (SAI). To obtain a free copy of the SAI, please call 1-877-309-9062.

                            VALENZUELA CAPITAL TRUST
                              VAL CAP MID CAP FUND
                               SEPTEMBER 30, 2002


CHANGE IN INDEPENDENT AUDITOR (UNAUDITED)
--------------------------------------------------------------------------------

On September 12, 2002, Arthur Andersen LLP (Arthur Andersen) was dismissed as independent auditor of the Fund, and Ernst & Young LLP (Ernst & Young) was selected as the Fund's new independent auditor. The Fund's selection of Ernst & Young as its independent auditor was recommended by the Fund's audit committee and was approved by the Fund's Board of Trustees.

Arthur Andersen's report on the Fund's financial statements for the fiscal year ended September 30, 2001 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal year, and through the date of Arthur Andersen's dismissal, there were no disagreements between the Fund and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Arthur Andersen, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such year.

FEDERAL TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from net realized gains, if any, made by the Fund during the year ended September 30, 2002. On December 28, 2001, the Fund declared and paid a long-term capital gain distribution of $0.6731 per share. As required by federal regulations, shareholders received notification of their portion of the Fund's taxable capital gain distribution, if any, paid during the 2001 calendar year in early 2002.

                                     PART C

                                OTHER INFORMATION

ITEM 23. Exhibits

     (a) Trust Instrument of the Registrant**

     (b) Not applicable

     (c) Incorporated herein by reference to Trust Instrument

     (d) Investment Advisory Agreement between the Registrant and Valenzuela Capital Partners LLC**

         (1) Investment Management Agreement between Registrant and Amstar Investment Management LLC - Filed herewith

         (2) Sub-Advisory Agreement with Valenzuela Capital Partners, LLC for Amstar Value Fund. - Filed herewith

         (3) Sub-Advisory Agreement with MBIA Captial Management Corporation for Amstar Total Return Fund. - Filed herewith

         (4) Sub-Advisory Agreement with Financial Management Advisors, LLC for Amstar High Yield Fund. - Filed herewith

         (5) Sub-Advisory Agreement with Julius Baer Investment Management, Inc. for Amstar International Equity Fund. - Filed herewith

     (e) (1)  Distribution   Agreement   between   the  Registrant  and   Amstar
              Distributors, Inc. - Filed herewith

         (2)  Sub-Distribution   Agreement   among    the   Registrant,   Amstar
              Distributors, Inc. and  Quasar  Distributors, LLC - Filed herewith

     (f) Not applicable

     (g) Custodian Agreement between the Registrant and US Bank, N.A. - Filed herewith

     (h) (1) Administration Agreement between the Registrant and Ultimus Fund Solutions, LLC - Filed herewith

         (2) Fund Accounting Agreement between the Registrant and Ultimus Fund Solutions, LLC - Filed herewith

         (3) Transfer Agent and Shareholder Services Agreement between the Registrant and Ultimus Fund Solutions, LLC-- Filed herewith

         (4)  Expense  Limitation  Agreement  with Amstar Investment  Management
              LLC on behalf of the Amstar International Equity, Amstar High Yield and Amstar Total Return Funds - Filed herewith

         (5) Expense Limitation Agreement with Amstar Investment Management LLC on behalf of the Amstar Value Fund - Filed herewith

     (i) Opinion and Consent of Seward & Kissel LLP*

     (j) Consent of Independent Auditors - Filed herewith

     (k) Not applicable

     (l) Investment representation letter of Valenzuela Capital Partners LLC*

     (m) (1) Rule 12b-1 Plan**

         (1) Amended Rule 12b-1 Plan***

         (2) Shareholder Servicing Plan**

         (2) Amended Shareholder Servicing Plan***

     (n) Rule 18f-3 Plan***

     (o) Reserved

     (p) (1) Code of Ethics of Registrant**

         (1) Amended Code of Ethics of Registrant, Amstar Investment Management LLC and Amstar Distributors, Inc. - ***

         (2) Code of Ethics of Valenzuela Capital Partners LLC**

         (3) Code of Ethics of Julius Baer Investment Management, Inc. - Filed herewith

         (4) Code of Ethics of Financial Management Advisors, Inc. - Filed herewith

         (5) Code of Ethics of MBIA Capital Management Corp - Filed herewith

* Incorporated herein by reference to Registrant's initial Registration Statement on Form N-1A

** Incorporated herein by reference to Post-Effective Amendment No. 3 or Post Effective Amendment No. 5 to Registration Statement on Form N-1A

***  Incorporated herein by reference to Post-Effective Amendment No. 6


ITEM 24. Persons Controlled by or under Common Control with Registrant.

         None.


ITEM 25.  Indemnification.

          As set forth in the Registrant's  Trust  Instrument  (filed as Exhibit
          (a)), Investment Advisory Agreement (filed as Exhibit (d)), and Distribution Agreement (filed as Exhibit (e)).

ITEM 26.  Business and Other Connections of Adviser.

          (a). The descriptions of Amstar Investment Management LLC under the captions "Management of the Fund" in the Prospectus and in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

          The information as to the directors and executive officers of Amstar Investment Management LLC, set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-61452) and amended through the date hereof, is incorporated by reference.

          (b) The descriptions of Valenzuela Capital Partners LLC under the captions "Sub-Adviser to the Amstar Value Fund" in the Prospectus and the discussion in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

          The information as to the directors and executive officers of Valenzuela Capital Partners LLC, set forth in its Form ADV filed with the Securities and Exchange Commission ( File No. 801-35519) and amended through the date hereof, is incorporated by reference.

          (c) The  descriptions  of MBIA  Capital  Management  Corp.  under  the captions  "Sub-Adviser  to  the  Amstar  Total  Return  Fund"  in  the
          Prospectus and the discussion in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

          The information as to the directors and executive officers of MBIA Capital Management Corp., set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-46649) and amended through the date hereof, is incorporated by reference.

          (d) The descriptions of Julius Baer Investment Management, Inc. under the captions "Sub-Adviser to the Amstar International Equity Fund" in the Prospectus and the discussion in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

          The information as to the directors and executive officers of Julius Baer Investment Management, Inc., set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-18766) and amended through the date hereof, is incorporated by reference.

          (e) The descriptions of Financial Management Advisors, Inc. under the captions "Sub-Adviser to the Amstar High Yield Fund" in the Prospectus and the discussion in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

          The information as to the directors and executive officers of Financial Management Advisors, Inc., set forth in its Form ADV filed with the Securities and Exchange Commission ( File No. 801-50904) and amended through the date hereof, is incorporated by reference.

ITEM 27.  Principal Underwriters.

Amstar Distributors, Inc. (the "Distributor") currently acts as principal underwriter for only the Amstar Investment Trust.

          (a) The following are the directors and officers of the Distributor. The business address of each is 14 Penn Plaza, 225 West 34th Street, Suite 918, New York, New York 10122.


          (b)

                                                                  Position with
               Name                 Position With Distributor     Registrant
               ----                 -------------------------     ----------
               Robert J. Adler      Managing Member             Chairman/Trustee
               Hendrik J. Laverge   Managing Member                  None
               John Spurdle         Managing Member                  None

          (c)  Not applicable (new Distributor)

ITEM 28.  Location of Accounts and Records.

          The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of Ultimus Fund Solutions, LLC, the Registrant's administrator and transfer agent, 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, and at the offices of US Bank, the Registrant's custodian, 425 Walnut Street, Cincinnati, Ohio 45202. All other records so required to be maintained are maintained at the offices of Amstar Investment Management LLC, 14 Penn Plaza, 225 West 34th Street, Suite 918, New York, New York, 10122.

ITEM 29.  Management Services.

          Not applicable.

ITEM 30.  Undertakings.

          Not applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(a) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in The City of New York, New York, on the 31st day of January, 2003.

                                                   AMSTAR INVESTMENT TRUST

                                                   /s/Robert J. Adler
                                                   ----------------------
                                                   Robert J. Adler
                                                   Chairman


     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

SIGNATURES                            POSITION                DATE

Principal Executive Officer:

/s/ Robert J. Adler                   Chairman                January 31, 2003
------------------------
Robert J. Adler


/s/ Thomas M. Valenzuela              President               January 31, 2003
------------------------
Thomas M. Valenzuela

Treasurer:

/s/ Mark J. Seger                     Treasurer               January 31, 2003
------------------------
Mark J. Seger

Trustees:

/s/ Robert J. Adler
------------------------
Robert J. Adler


                                                    By:  /s/ Wade Bridge
                                                    ---------------------
                                                    Wade Bridge
                                                    As Attorney-in-Fact*
                                                    January 31, 2003
/s/ Thomas M. Valenzuela
------------------------
Thomas M. Valenzuela

           *
------------------------
James R. Hocking

           *
------------------------
Clinton J. Kendrick


           *
------------------------
Jonathan H. Kagan




                                INDEX TO EXHIBITS

   EXHIBIT NO.   DESCRIPTION


     (d)(1) Investment Management Agreement between Registrant and Amstar Investment Management LLC

     (d)(2) Sub-Advisory Agreement with Valenzuela Capital Partners, LLC for Amstar Value Fund

     (d)(3) Sub-Advisory Agreement with MBIA Captial Management Corporation for Amstar Total Return Fund

     (d)(4) Sub-Advisory Agreement with Financial Management Advisors, LLC for Amstar High Yield Fund

     (d)(5) Sub-Advisory Agreement with Julius Baer Investment Management, Inc. for Amstar International Equity Fund

     (e)(1)      Distribution  Agreement   between  the  Registrant  and  Amstar
                 Distributors, Inc.

     (h)(1) Administration Agreement between the Registrant and Ultimus Fund Solutions, LLC - Filed herewith

     (h)(2) Fund Accounting Agreement between the Registrant and Ultimus Fund Solutions, LLC - Filed herewith

     (h)(3) Transfer Agent and Shareholder Services Agreement between the Registrant and Ultimus Fund Solutions, LLC-- Filed herewith

     (h)(4) Expense Limitation Agreement with Amstar Investment Management LLC on behalf of the Amstar International Equity, Amstar High Yield and Amstar Total Return Funds - Filed herewith

     (h)(5) Expense Limitation Agreement with Amstar Investment Management LLC on behalf of the Amstar Value Fund - Filed herewith

     (p)(4)      Code of Ethics of Julius Baer Investment Management, Inc.

     (p)(5)      Code of Ethics of Financial Management Advisors, Inc.

     (p)(6)      Code of Ethics of MBIA Capital Management Corp